UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21624

Allianz Variable Insurance Products Fund of Funds Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

AZL® Balanced Index Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Balanced Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® Balanced Index Strategy Fund (the “Fund”) had a total return of 11.50%. That compared to a 21.83%, 3.54% and 12.42% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3 and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund.*

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index generated a 16.24% return and the SmallCap 600 Index returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

International developed markets, as measured by the MSCI EAFE Index, fared even better than U.S. equities, posting a 25.62% return for the year. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index5, posted a return of 37.75%. The strong return ended years of underperformance versus domestic and international developed markets.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2017. The underperformance was primarily driven by the Fund’s strategic allocation to U.S. mid- and small-cap equities during a period when U.S. large-cap equities outperformed their smaller counterparts. The Fund’s overweight allocation to international equities, on the other hand, supported relative returns as they outperformed their U.S. counterparts.*

Within the Fund’s fixed income holdings, an overweight allocation to 30-year bonds added to relative results. That benefit, however, was more than offset by an underweight allocation to corporate bonds, which outperformed. As a result, the Fund modestly lagged its fixed income benchmark during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

Investors cannot invest directly in an index.

1

AZL® Balanced Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® Balanced Index Strategy Fund	11.50%	5.98%	7.36%	8.74%
S&P 500 Index	21.83%	11.41%	15.79%	16.44%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	3.74%
Balanced Composite Index	12.42%	6.84%	8.87%	10.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Balanced Index Strategy Fund	0.70%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Balanced Index Strategy Fund	$1,000.00	$1,055.40	$0.36	0.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Balanced Index Strategy Fund	$1,000.00	$1,024.85	$0.36	0.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	50.0
Domestic Equities	37.4
International Equities	12.6

Total Investment Securities	100.0
Net other assets (liabilities)	—	^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (100.0%):
20,603,877	AZL Enhanced Bond Index Fund	$224,376,218
3,257,089	AZL International Index Fund, Class 2	56,347,640
1,435,238	AZL Mid Cap Index Fund, Class 2	33,670,676
7,202,763	AZL S&P 500 Index Fund, Class 2	116,180,562
1,209,750	AZL Small Cap Stock Index Fund, Class 2	18,001,081

Total Affiliated Investment Companies (Cost $347,535,745)		448,576,177

Total Investment Securities (Cost $347,535,745)(a) — 100.0%		448,576,177
Net other assets (liabilities) — 0.0%		(194,687)

Net Assets — 100.0%		$448,381,490

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$347,535,745

Investments in affiliates, at value	$448,576,177
Interest and dividends receivable	76
Receivable for affiliated investments sold	37,505
Prepaid expenses	2,588

Total Assets	448,616,346

Liabilities:
Cash overdraft	37,505
Payable for capital shares redeemed	159,621
Manager fees payable	18,980
Administration fees payable	3,595
Custodian fees payable	338
Administrative and compliance services fees payable	1,036
Transfer agent fees payable	692
Trustee fees payable	667
Other accrued liabilities	12,422

Total Liabilities	234,856

Net Assets	$448,381,490

Net Assets Consist of:
Capital	$329,596,530
Accumulated net investment income/(loss)	3,957,705
Accumulated net realized gains/(losses) from investment transactions	13,786,823
Net unrealized appreciation/(depreciation) on investments	101,040,432

Net Assets	$448,381,490

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,442,299
Net Asset Value (offering and redemption price per share)	$16.34

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$3,794,852
Interest	89
Dividends	305
Other income	892

Total Investment Income	3,796,138

Expenses:
Manager fees	221,184
Administration fees	49,261
Custodian fees	1,994
Administrative and compliance services fees	5,318
Transfer agent fees	4,898
Trustee fees	18,934
Professional fees	19,247
Shareholder reports	10,783
Other expenses	5,499

Total expenses	337,118

Net Investment Income/(Loss)	3,459,020

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	7,671,621
Net realized gains distributions from affiliated underlying funds	8,566,271
Change in net unrealized appreciation/depreciation on affiliated transactions	28,523,288

Net Realized/Unrealized Gains/(Losses) on Investments	44,761,180

Change in Net Assets Resulting From Operations	$48,220,200

See accompanying notes to the financial statements.

5

AZL Balanced Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,459,020	$8,019,060
Net realized gains/(losses) on investment transactions	16,237,892	21,738,224
Change in unrealized appreciation/depreciation on investments	28,523,288	(1,251,752)

Change in net assets resulting from operations	48,220,200	28,505,532

Distributions to Shareholders:
From net investment income	(9,832,388)	(11,827,600)
From net realized gains	(20,732,059)	(7,976,603)

Change in net assets resulting from distributions to shareholders	(30,564,447)	(19,804,203)

Capital Transactions:
Proceeds from shares issued	15,459,952	30,164,569
Proceeds from dividends reinvested	30,564,447	19,804,203
Value of shares redeemed	(53,598,790)	(52,905,698)

Change in net assets resulting from capital transactions	(7,574,391)	(2,936,926)

Change in net assets	10,081,362	5,764,403
Net Assets:
Beginning of period	438,300,128	432,535,725

End of period	$448,381,490	$438,300,128

Accumulated net investment income/(loss)	$3,957,705	$9,832,388

Share Transactions:
Shares issued	950,921	1,926,476
Dividends reinvested	1,932,013	1,277,690
Shares redeemed	(3,277,297)	(3,384,739)

Change in shares	(394,363)	(180,573)

See accompanying notes to the financial statements.

6

AZL Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.75	$15.44	$15.91	$15.40	$13.91

Investment Activities:
Net Investment Income/(Loss)	0.15	0.30	0.34	0.16	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	1.62	0.73	(0.34)	0.78	1.63

Total from Investment Activities	1.77	1.03	— (a)	0.94	1.78

Dividends to Shareholders From:
Net Investment Income	(0.38)	(0.43)	(0.17)	(0.23)	(0.25)
Net Realized Gains	(0.80)	(0.29)	(0.30)	(0.20)	(0.04)

Total Dividends	(1.18)	(0.72)	(0.47)	(0.43)	(0.29)

Net Asset Value, End of Period	$16.34	$15.75	$15.44	$15.91	$15.40

Total Return(b)	11.50%	6.75%	0.01%	6.11%	12.93%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$448,381	$438,300	$432,536	$438,651	$413,982
Net Investment Income/(Loss)	0.78%	1.83%	2.14%	1.02%	1.10%
Expenses Before Reductions*(c)	0.08%	0.08%	0.08%	0.08%	0.08%
Expenses Net of Reductions*	0.08%	0.08%	0.08%	0.08%	0.08%
Portfolio Turnover Rate	6%	12%	11%	9%	8%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Balanced Index Strategy Fund	0.05%	0.20%

8

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL Enhanced Bond Index Fund	$213,693,435	$14,780,957	$(8,627,045)	$(194,755)	$4,723,626	$224,376,218	20,603,877	$2,004,674	$7,756
AZL International Index Fund, Class 2	55,595,556	1,032,506	(11,783,972)	583,970	10,919,580	56,347,640	3,257,089	486,883	424,660
AZL Mid Cap Index Fund, Class 2	34,709,583	2,046,063	(6,188,478)	849,441	2,254,067	33,670,676	1,435,238	156,942	1,719,565
AZL S&P 500 Index Fund, Class 2	114,983,267	7,080,363	(22,092,462)	5,900,089	10,309,305	116,180,562	7,202,763	1,057,348	5,178,657
AZL Small Cap Stock Index Fund, Class 2	19,410,475	1,349,949	(3,608,929)	532,876	316,710	18,001,081	1,209,750	89,005	1,235,633

	$438,392,316	$26,289,838	$(52,300,886)	$7,671,621	$28,523,288	$448,576,177	33,708,717	$3,794,852	$8,566,271

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $4,541 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

9

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$448,576,177	$—	$—	$448,576,177

Total Investment Securities	$448,576,177	$—	$—	$448,576,177

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Balanced Index Strategy Fund	$26,289,838	$52,300,886

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $349,174,566. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$99,401,611
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$99,401,611

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$9,834,481	$20,729,966	$30,564,447

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$11,827,600	$7,976,603	$19,804,203

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Balanced Index Strategy Fund	$3,957,704	$15,425,645	$—	$99,401,611	$118,784,960

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 24.97% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $2,091.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $20,729,966.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

15

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® DFA Multi-Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

DFA Multi-Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® DFA Multi-Strategy Fund (the “Fund”) returned 12.69%. That compared to a 21.83%, 3.54% and 14.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Multi-Strategy Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The five underlying portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed-income fund.*

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index2 generated a 16.24% return and the SmallCap 600 Index3 returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

International developed markets, as measured by the MSCI EAFE Index4, fared even better, and posted a 25.62% return for the period. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index5, posted an impressive return of 37.75% and thereby ended years of underperformance versus domestic and developed international markets.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund underperformed its composite benchmark during the period. Its domestic equity holdings were negatively impacted by a bias toward value stocks, which generally underperformed growth stocks. The Fund’s greater-

than-benchmark exposure to small- and mid-cap stocks also detracted from relative results, as those stocks underperformed their large-cap counterparts. The Fund’s exposure to developed and emerging market international equities contributed to returns relative to the composite benchmark, which has no non-U.S. equity exposure.*

Within its fixed-income portfolio, the Fund’s duration exposure was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. That positioning detracted from relative returns as the yield curve flattened during the year. The Fund’s high-credit-quality portfolio also negatively affected performance as spreads tightened during the year, leading to outperformance among lower-rated bonds.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

Investors cannot invest directly in an index.

1

AZL® DFA Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of DFA Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® DFA Multi-Strategy Fund	12.69%	6.96%	9.56%	10.90%
S&P 500 Index	21.83%	11.41%	15.79%	16.44%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	3.74%
Multi-Strategy Composite Index	14.26%	7.76%	10.25%	11.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Multi-Strategy Fund	0.97%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Multi-Strategy Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA Multi-Strategy Fund	$1,000.00	$1,068.00	$0.31	0.06%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA Multi-Strategy Fund	$1,000.00	$1,024.90	$0.31	0.06%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	48.3
Fixed Income	39.4
International Equities	12.4

Total Investment Securities	100.1
Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (100.1%):
5,627,452	AZL DFA Emerging Markets Core Equity Fund	$63,140,016
47,292,061	AZL DFA Five-Year Global Fixed Income Fund	472,920,612
7,609,217	AZL DFA International Core Equity Fund	87,201,630
35,988,260	AZL DFA U.S. Core Equity Fund	459,210,202
9,875,596	AZL DFA U.S. Small Cap Fund	122,556,147

Total Affiliated Investment Companies (Cost $1,063,540,017)		1,205,028,607

Total Investment Securities (Cost $1,063,540,017)(a) — 100.1%		1,205,028,607
Net other assets (liabilities) — (0.1)%		(832,096)

Net Assets — 100.0%		$1,204,196,511

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements

See accompanying notes to the financial statements.

4

AZL DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$1,063,540,017

Investments in affiliates, at value	$1,205,028,607
Receivable for affiliated investments sold	431,698
Prepaid expenses	6,938

Total Assets	1,205,467,243

Liabilities:
Cash overdraft	431,698
Payable for capital shares redeemed	746,620
Manager fees payable	51,207
Administration fees payable	3,977
Custodian fees payable	502
Administrative and compliance services fees payable	2,730
Transfer agent fees payable	755
Trustee fees payable	1,759
Other accrued liabilities	31,484

Total Liabilities	1,270,732

Net Assets	$1,204,196,511

Net Assets Consist of:
Capital	$1,034,088,872
Accumulated net investment income/(loss)	13,032,239
Accumulated net realized gains/(losses) from investment transactions	15,586,810
Net unrealized appreciation/(depreciation) on investments	141,488,590

Net Assets	$1,204,196,511

Shares of beneficial interest (unlimited number of shares authorized, no par value)	84,855,744
Net Asset Value (offering and redemption price per share)	$14.19

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$13,086,689
Interest	65
Dividends	108
Other income	2,420

Total Investment Income	13,089,282

Expenses:
Manager fees	601,525
Administration fees	53,867
Custodian fees	2,583
Administrative and compliance services fees	14,308
Transfer agent fees	5,496
Trustee fees	51,029
Professional fees	51,702
Shareholder reports	26,713
Other expenses	15,427

Total expenses	822,650

Net Investment Income/(Loss)	12,266,632

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	17,323,076
Net realized gains distributions from affiliated underlying funds	2,820,829
Change in net unrealized appreciation/depreciation on affiliated transactions	110,992,500

Net Realized/Unrealized Gains/(Losses) on Investments	131,136,405

Change in Net Assets Resulting From Operations	$143,403,037

See accompanying notes to the financial statements.

5

AZL DFA Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$12,266,632	$8,978,919
Net realized gains/(losses) on investment transactions	20,143,905	(3,461,098)
Change in unrealized appreciation/depreciation on investments	110,992,500	99,815,406

Change in net assets resulting from operations	143,403,037	105,333,227

Distributions to Shareholders:
From net investment income	(9,184,174)	—
From net realized gains	—	(423,638,534)

Change in net assets resulting from distributions to shareholders	(9,184,174)	(423,638,534)

Capital Transactions:
Proceeds from shares issued	11,253,458	15,533,641
Proceeds from dividends reinvested	9,184,174	423,638,534
Value of shares redeemed	(144,629,334)	(184,491,032)

Change in net assets resulting from capital transactions	(124,191,702)	254,681,143

Change in net assets	10,027,161	(63,624,164)
Net Assets:
Beginning of period	1,194,169,350	1,257,793,514

End of period	$1,204,196,511	$1,194,169,350

Accumulated net investment income/(loss)	$13,032,239	$9,184,122

Share Transactions:
Shares issued	845,577	995,074
Dividends reinvested	674,811	34,696,030
Shares redeemed	(10,743,935)	(11,189,344)

Change in shares	(9,223,547)	24,501,760

See accompanying notes to the financial statements.

6

AZL DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$12.69	$18.08	$18.71		$17.86	$14.96

Investment Activities:
Net Investment Income/(Loss)	0.15	0.10	0.01		0.20	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	1.46	1.32	(0.14)		0.96	2.97

Total from Investment Activities	1.61	1.42	(0.13)		1.16	3.13

Dividends to Shareholders From:
Net Investment Income	(0.11)	—	(0.24)		(0.22)	(0.20)
Net Realized Gains	—	(6.81)	(0.26)		(0.09)	(0.03)

Total Dividends	(0.11)	(6.81)	(0.50)		(0.31)	(0.23)

Net Asset Value, End of Period	$14.19	$12.69	$18.08		$18.71	$17.86

Total Return(a)	12.69%	9.32%	(0.67)%		6.53%	21.07%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,204,197	$1,194,169	$1,257,794		$1,439,548	$1,347,836
Net Investment Income/(Loss)	1.02%	0.75%	(0.07)%		1.09%	1.20%
Expenses Before Reductions*(b)	0.07%	0.07%	0.07%		0.07%	0.07%
Expenses Net of Reductions*	0.07%	0.07%	0.07%		0.07%	0.07%
Portfolio Turnover Rate	2%	2%	114	%(c)	7%	3%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Effective April 27, 2015, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2015 as compared to prior years.

See accompanying notes to the financial statements.

7

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL DFA Multi-Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL DFA Multi-Strategy Fund	0.05%	0.20%

8

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL DFA Emerging Markets Core Equity Fund	$55,318,276	$633,064	$(10,290,736)	$182,092	$17,297,320	$63,140,016	5,627,452	$633,063	$17,611
AZL DFA Five-Year Global Fixed Income Fund	462,407,497	14,968,787	(6,378,417)	48,932	1,873,813	472,920,612	47,292,061	5,413,689	—
AZL DFA International Core Equity Fund	82,866,140	1,103,436	(15,613,200)	718,953	18,126,301	87,201,630	7,609,217	1,103,435	—
AZL DFA U.S. Core Equity Fund	462,734,052	6,216,076	(89,543,454)	13,307,124	66,496,404	459,210,202	35,988,260	5,248,892	967,187
AZL DFA U.S. Small Cap Fund	130,564,710	2,523,641	(20,796,841)	3,065,975	7,198,662	122,556,147	9,875,596	687,610	1,836,031

	$1,193,890,675	$25,445,004	$(142,622,648)	$17,323,076	$110,992,500	$1,205,028,607	106,392,586	$13,086,689	$2,820,829

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $12,381 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

9

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$1,205,028,607	$—	$—	$1,205,028,607

Total Investment Securities	$1,205,028,607	$—	$—	$1,205,028,607

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Multi-Strategy Fund	$25,445,004	$142,622,648

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $1,063,908,341. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$141,186,814
Unrealized (depreciation)	(66,548)

Net unrealized appreciation/(depreciation)	$141,120,266

CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2017, the Fund utilized $3,423,112 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Multi-Strategy Fund	$9,184,174	$—	$9,184,174

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Multi-Strategy Fund	$2,499,782	$421,138,752	$423,638,534

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA Multi-Strategy Fund	$13,032,239	$15,955,134	$—	$141,120,266	$170,107,639

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund. As of December 31, 2017, the fund had a controlling interest (in excess of 50%) in the AZL DFA Emerging Markets Core Equity Fund, the AZL DFA Five-Year Global Fixed Income Fund, AZL DFA U.S. Core Equity Fund, and the AZL DFA U.S. Small Cap Fund, which are affiliated with the Investment Adviser.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL DFA Multi-Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 53.72% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

15

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc . 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MVP Balanced Index Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Balanced Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

MVP Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® MVP Balanced Index Strategy Fund (the “Fund”) returned 11.40%. That compared to a 21.83%, 3.54% and a 12.42% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3, and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index generated a 16.24% return and the SmallCap 600 Index returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

International developed markets, as measured by the MSCI EAFE Index, fared even better than U.S. equities, posting a 25.62% return for the year. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index5, posted a return of 37.75%. The strong return ended years of underperformance versus domestic and international developed markets.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2017. The underperformance was primarily driven by the Fund’s strategic allocation to U.S. mid- and small-cap equities during a period when U.S. large-cap equities outperformed their smaller counterparts. The Fund’s overweight allocation to international equities, on the other hand, supported relative returns as they outperformed their U.S. counterparts.*

Within the Fund’s fixed income holdings, an overweight allocation to 30-year bonds added to relative results. That benefit, however, was more than offset by an underweight allocation to corporate bonds, which outperformed. As a result, the Fund modestly lagged its fixed income benchmark during the period.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP maintained a neutral equity allocation for the year relative to its target.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

Investors cannot invest directly in an index.

1

AZL® MVP Balanced Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (1/10/12)
AZL® MVP Balanced Index Strategy Fund	11.40%	5.82%	7.19%	7.44%
S&P 500 Index	21.83%	11.41%	15.79%	15.36%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	2.47%
Balanced Composite Index	12.42%	6.84%	8.87%	8.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Balanced Index Strategy Fund	0.73%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.14%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,054.40	$0.62	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,024.60	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.5
Domestic Equities	35.0
International Equities	12.6

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (95.1%):
14,056,214	AZL Enhanced Bond Index Fund	$153,072,168
2,341,672	AZL International Index Fund, Class 2	40,510,932
1,031,765	AZL Mid Cap Index Fund, Class 2	24,205,200
4,689,232	AZL S&P 500 Index Fund, Class 2	75,637,309
869,643	AZL Small Cap Stock Index Fund, Class 2	12,940,281

Total Affiliated Investment Companies (Cost $270,824,187)		306,365,890

Total Investment Securities (Cost $270,824,187)(a) — 95.1%		306,365,890
Net other assets (liabilities) — 4.9%		15,864,740

Net Assets — 100.0%		$322,230,630

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $16,105,607 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	59	$7,894,200	$130,019
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/18	65	8,063,047	(43,191)

				$86,828

See accompanying notes to the financial statements.

4

AZL MVP Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$270,824,187

Investments in affiliates, at value	$306,365,890
Segregated cash for collateral	16,105,607
Interest and dividends receivable	14,880
Receivable for capital shares issued	37,337
Receivable for affiliated investments sold	191,127
Prepaid expenses	1,869

Total Assets	322,716,710

Liabilities:
Cash overdraft	191,127
Payable for capital shares redeemed	252,058
Manager fees payable	27,264
Administration fees payable	3,575
Custodian fees payable	569
Administrative and compliance services fees payable	756
Transfer agent fees payable	689
Trustee fees payable	487
Other accrued liabilities	9,555

Total Liabilities	486,080

Net Assets	$322,230,630

Net Assets Consist of:
Capital	$279,091,576
Accumulated net investment income/(loss)	2,615,699
Accumulated net realized gains/(losses) from investment transactions	4,894,824
Net unrealized appreciation/(depreciation) on investments	35,628,531

Net Assets	$322,230,630

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,084,573
Net Asset Value (offering and redemption price per share)	$13.38

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$2,553,675
Interest	140,005
Dividends	348
Other income	798

Total Investment Income	2,694,826

Expenses:
Manager fees	316,561
Administration fees	48,500
Custodian fees	3,111
Administrative and compliance services fees	3,815
Transfer agent fees	4,797
Trustee fees	13,466
Professional fees	13,832
Shareholder reports	8,707
Other expenses	3,708

Total expenses	416,497

Net Investment Income/(Loss)	2,278,329

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	490,929
Net realized gains distributions from affiliated underlying funds	5,728,617
Net realized gains/(losses) on futures contracts	1,426,333
Change in net unrealized appreciation/depreciation on affiliated transactions	24,106,496
Change in net unrealized appreciation/depreciation on futures contracts	118,289

Net Realized/Unrealized Gains/(Losses) on Investments	31,870,664

Change in Net Assets Resulting From Operations	$34,148,993

See accompanying notes to the financial statements.

5

AZL MVP Balanced Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,278,329	$4,764,749
Net realized gains/(losses) on investment transactions	7,645,879	11,249,453
Change in unrealized appreciation/depreciation on investments	24,224,785	2,043,805

Change in net assets resulting from operations	34,148,993	18,058,007

Distributions to Shareholders:
From net investment income	(5,886,420)	(6,185,785)
From net realized gains	(11,984,093)	(2,024,582)

Change in net assets resulting from distributions to shareholders	(17,870,513)	(8,210,367)

Capital Transactions:
Proceeds from shares issued	21,993,018	75,326,220
Proceeds from dividends reinvested	17,870,513	8,210,367
Value of shares redeemed	(46,656,347)	(35,768,163)

Change in net assets resulting from capital transactions	(6,792,816)	47,768,424

Change in net assets	9,485,664	57,616,064
Net Assets:
Beginning of period	312,744,966	255,128,902

End of period	$322,230,630	$312,744,966

Accumulated net investment income/(loss)	$2,615,699	$5,886,408

Share Transactions:
Shares issued	1,662,006	6,087,629
Dividends reinvested	1,378,898	654,213
Shares redeemed	(3,503,941)	(2,934,307)

Change in shares	(463,037)	3,807,535

See accompanying notes to the financial statements.

6

AZL MVP Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.74	$12.30	$12.56	$12.03	$10.69

Investment Activities:
Net Investment Income/(Loss)	0.11	0.17	0.22	0.08	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	1.32	0.64	(0.25)	0.65	1.24

Total from Investment Activities	1.43	0.81	(0.03)	0.73	1.34

Dividends to Shareholders From:
Net Investment Income	(0.26)	(0.28)	(0.10)	(0.12)	—
Net Realized Gains	(0.53)	(0.09)	(0.13)	(0.08)	— (a)

Total Dividends	(0.79)	(0.37)	(0.23)	(0.20)	— (a)

Net Asset Value, End of Period	$13.38	$12.74	$12.30	$12.56	$12.03

Total Return(b)	11.40%	6.61%	(0.22)%	6.09%	12.56%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$322,231	$312,745	$255,129	$208,618	$155,547
Net Investment Income/(Loss)	0.72%	1.69%	2.08%	0.97%	1.09%
Expenses Before Reductions*(c)	0.13%	0.14%	0.14%	0.15%	0.17%
Expenses Net of Reductions*	0.13%	0.14%	0.14%	0.15%	0.17%
Portfolio Turnover Rate	9%	11%	5%	6%	4%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $15.8 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk
Equity Contracts	Receivable for variation margin on futures contracts	$130,019	Payable for variation margin on futures contracts	$—

Interest Rate Risk
Interest Rate Contracts		—		43,191

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk
Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$1,357,732	$115,713

Interest Rate Risk
Interest Rate Contracts		68,601	2,576

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Balanced Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

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AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL Enhanced Bond Index Fund	$148,190,890	$15,550,088	$(13,794,387)	$(498,581)	$3,624,158	$153,072,168	14,056,214	$1,355,994	$—
AZL International Index Fund, Class 2	38,458,535	1,581,296	(7,732,771)	(13,988)	8,217,860	40,510,932	2,341,672	343,007	299,170
AZL Mid Cap Index Fund, Class 2	24,341,674	2,351,030	(4,695,448)	14,792	2,193,152	24,205,200	1,031,765	111,711	1,223,984
AZL S&P 500 Index Fund, Class 2	72,271,689	5,539,824	(12,617,249)	1,006,595	9,436,450	75,637,309	4,689,232	679,902	3,330,011
AZL Small Cap Stock Index Fund, Class 2	13,851,238	1,550,747	(3,078,691)	(17,889)	634,876	12,940,281	869,643	63,061	875,452

	$297,114,026	$26,572,985	$(41,918,546)	$490,929	$24,106,496	$306,365,890	22,988,526	$2,553,675	$5,728,617

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $3,235 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

10

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$306,365,890	$—	$—	$306,365,890

Total Investment Securities	306,365,890	—	—	306,365,890

Other Financial Instruments:*
Futures Contracts	86,828	—	—	86,828

Total Investments	$306,452,718	$—	$—	$306,452,718

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Balanced Index Strategy Fund	$26,572,985	$41,918,546

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $273,470,856. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$33,400,919
Unrealized (depreciation)	(505,885)

Net unrealized appreciation/(depreciation)	$32,895,034

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$6,083,704	$11,786,809	$17,870,513

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$6,185,785	$2,024,582	$8,210,367

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Balanced Index Strategy Fund	$3,233,531	$7,042,296	$—	$32,895,034	$43,170,861

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 85% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with brokers and transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 23.90% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $197,284.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $11,786,810.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MVP BlackRock Global Strategy Plus Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP BlackRock Global Strategy Plus Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP BlackRock Global Strategy Plus Fund.

What factors affected the Fund’s performance for the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® MVP BlackRock Global Strategy Plus Fund (the “Fund”) returned 11.54%. That compared to a 24.09%, 21.83%, 26.57%, 0.72%, 10.33% and a 13.81% total return for its benchmarks, the FTSE World Index1, the S&P 500 Index1, the FTSE World ex U.S. Index1, the ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index1, the Citigroup Non-USD World Government Bond Index1, and the Reference Benchmark1, respectively.

The Fund is a fund of funds that invests primarily in a combination of three underlying mutual funds (the “Underlying Funds”), which are managed by the Manager. The Fund is designed to provide a diversified portfolio consisting of Underlying Funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. equity markets generated robust returns for the year, but generally underperformed international equities for the 12-month period. The S&P 500 Index gained 21.83%, while the FTSE World Ex US Index posted a stronger advance of 26.57%. Gains among European and Japanese stocks came amid positive corporate earnings reports and accommodative monetary policies from the Bank of Japan and European Central Bank. In the U.S., stocks were driven higher amid expectations of lower tax rates and higher growth rates—an environment that favored growth-oriented stocks.

Positive corporate earnings reports, healthy global economic growth and mild interest rates allowed investors to see past geopolitical tensions, most notably from a hostile North Korea.

In fixed income markets, investors began the year with an appetite for risk, which drove up prices on risk assets, particularly corporate and high-yield bonds. Demand was strong enough to absorb record levels of issuance, leading to narrowing credit spreads. Positive economic data and accommodative policy from most central banks—aside from the well-telegraphed interest rate increases from the Federal Reserve—made for modest but steady returns. Rising short-term rates and strong demand that pushed down yields on long-term bonds led to a dramatic flattening of the yield curve in the fourth quarter, following passage of the tax reform bill in the U.S.

The Fund underperformed its reference benchmark for the 12-month period. The Fund’s active component, AZL BlackRock Global Allocation Fund, underperformed the passive components, which are composed of AZL MSCI Global Equity Index Fund and AZL Enhanced Bond Index Fund.*

Within the Fund’s equities holdings, a higher-than-benchmark exposure to Japanese stocks dragged on relative performance as that country’s equities underperformed international markets.*

From a sector perspective, a below-benchmark exposure to information technology stocks dragged on relative results, as that sector outperformed for the period. Stock selection in the industrials sector also detracted. In addition, the Fund’s currency management strategy—particularly an above-benchmark exposure to the U.S. dollar and an underweight position in the euro—detracted from relative performance.*

The Fund’s relative performance benefited from an above-benchmark exposure to India, which was one of the top-performing markets for the period. Stock selection within the consumer discretionary and utilities sectors also benefited relative results. Stock selection among energy and telecommunications stocks also added.*

The Fund’s underweight position in fixed income contributed to relative results during a period in which stocks strongly outperformed bonds. Exposure to credit, particularly investment grade corporate bonds, added to results as credit spreads tightened.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP process maintained a neutral equity allocation for the year relative to its target. The MVP process detracted slightly from relative results due to mismatches between the hedging instruments used and the target equity and fixed income exposure.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

AZL® MVP BlackRock Global Strategy Plus Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily a combination of Underlying Funds, which are managed by the manager, combined with the MVP risk management process.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the four component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

				Since
	1	3	5	Inception
	Year	Year	Year	(1/10/12)
AZL® MVP BlackRock Global Strategy Plus Fund	11.54%	4.33%	5.73%	5.92%
FTSE World Index	24.09%	9.96%	11.67%	12.19%
S&P 500 Index	21.83%	11.41%	15.79%	15.36%
FTSE World ex U.S. Index	26.57%	8.34%	7.52%	8.88%
ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	0.72%	0.92%	0.64%	0.92%
Citigroup Non-U.S. Dollar World Government Bond Index	10.33%	1.99%	-0.29%	0.15%
Reference Benchmark	13.81%	5.88%	6.39%	6.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP BlackRock Global Strategy Plus Fund	1.09%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expenses, acquired fund fees and expenses and consolidated expenses) to 0.15% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.77%. The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Index, which is a market-capitalization weighted index representing the performance of the large- and mid-capitalization stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization. The S&P 500 is representative of 500 selected common stocks, most of which, are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index is comprised of (84%) large- and (16%) mid-cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the U.S. The Reference Benchmark is comprised of (30%) S&P 500; (20%) FTSE World ex U.S. Index; (30%) ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond; and (20%) Citigroup Non-U.S. Dollar World Government Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL MVP BlackRock Global Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP BlackRock Global Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP BlackRock Global Strategy Plus Fund	$1,000.00	$1,048.80	$3.51	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP BlackRock Global Strategy Plus Fund	$1,000.00	$1,021.78	$3.47	0.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Consolidated Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Affiliated Investment Companies	45.0%
Common Stocks	28.0
U.S. Treasury Obligations	10.9
Foreign Bonds	4.1
Securities Held as Collateral for Securities on Loan	2.1
Exchange Traded Funds	1.9
Yankee Dollars	1.3
Corporate Bonds	1.2
Money Markets	1.1
Convertible Preferred Stocks	0.5
Preferred Stocks	0.4
Bank Loans	0.2
Options	0.1
Convertible Bonds	0.2
Collateralized Mortgage Obligations	0.1
Private Placements	—	^
Warrants	—	^

Total Investment Securities	97.0
Net other assets (liabilities)	3.0

Net Assets	100.0%

^	Represents less than 0.05%

Investments*	Percent of Net Assets
United States	77.8%
Japan	4.7
United Kingdom	1.9
France	1.4
Germany	1.3
Australia	1.1
Brazil	0.9
Netherlands	0.9
Switzerland	0.7
India	0.7
All other countries	5.7

Total Investment Securities	97.1
Net other assets (liabilities)	2.9

Net Assets	100.0%

*	The portfolio composition percent of net assets by country does not include geographical information of the investments of the Affiliated Investment Companies held by the Fund.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (28.0%):
Aerospace & Defense (0.4%):
73,962	BAE Systems plc(a)	$568,752
358	Boeing Co. (The)(a)	105,577
452	Dassault Aviation SA(a)	702,591
310	General Dynamics Corp.(a)	63,070
72,578	Meggitt plc(a)	469,854
264	Northrop Grumman Corp.(a)	81,024
300	Raytheon Co.(a)	56,355
9,619	Safran SA(a)	988,995
19	Thales SA(a)	2,044
15	United Technologies Corp.(a)	1,914

		3,040,176

Air Freight & Logistics (0.0%):
243	Deutsche Post AG(a)	11,542

Airlines (0.5%):
34,660	Azul SA, ADR*^(a)	825,947
705	Delta Air Lines, Inc.(a)	39,480
41,000	Japan Airlines Co., Ltd.(a)	1,604,541
27,856	United Continental Holdings, Inc.*(a)	1,877,494

		4,347,462

Auto Components (0.9%):
9,300	Aisin Sieki Co., Ltd.(a)	522,627
34,100	Bridgestone Corp.(a)	1,586,066
51,683	Cheng Shin Rubber Industry Co., Ltd.(a)	91,198
4,229	Compagnie Generale des Establissements Michelin SCA, Class B(a)	605,706
22,200	Denso Corp.(a)	1,333,023
2,400	Exedy Corp.(a)	74,266
754	Goodyear Tire & Rubber Co.^(a)	24,362
5,000	Koito Manufacturing Co., Ltd.(a)	351,632
315	Lear Corp.(a)	55,648
191	Magna International(a)	10,827
2,400	Stanley Electric Co., Ltd.(a)	97,489
30,600	Sumitomo Electric Industries, Ltd.(a)	516,421
25,200	Toyota Industries Corp.(a)	1,620,031

		6,889,296

Automobiles (0.4%):
140,000	Brilliance China Automotive Holdings, Ltd.(a)	371,968
2,000	Dongfeng Motor Corp., Series H(a)	2,421
236	Ford Motor Co.(a)	2,948
18,600	Fuji Heavy Industries, Ltd.(a)	588,970
72	General Motors Co.(a)	2,951
2,633	Hero MotoCorp, Ltd.(a)	156,101
4,355	Maruti Suzuki India, Ltd.(a)	662,876
600	Mazda Motor Corp.(a)	8,052
37,100	Suzuki Motor Corp.(a)	2,149,121
87	Tata Motors, Ltd.*(a)	585
500	Tata Motors, Ltd., Class A*(a)	1,898

		3,947,891

Banks (2.2%):
29,662	ABN AMRO Group NV(a)	954,351
15,000	Agricultural Bank of China, Ltd.(a)	6,981

Shares		Fair Value
Common Stocks, continued
Banks, continued
576	Banco do Brasil SA(a)	$5,527
147,147	Bank of America Corp.(a)	4,343,780
12,000	Bank of China, Ltd.(a)	5,889
3,000	Bank of Communications Co., Ltd., Class H(a)	2,224
4	Bank of Montreal(a)	320
112	Bank of Nova Scotia(a)	7,229
253	Barclays Africa Group, Ltd.(a)	3,734
2,027	Barclays plc(a)	5,526
90	BNP Paribas SA(a)	6,711
12,000	China Construction Bank(a)	11,038
32,208	Citigroup, Inc.(a)	2,396,597
6	Credicorp, Ltd.(a)	1,245
1,049	Criteria Caixacorp SA(a)	4,879
197	Danske Bank A/S(a)	7,660
201	DnB NOR ASA(a)	3,718
1,502	Fifth Third Bancorp^(a)	45,571
144	Grupo Financiero Banorte SAB de C.V.(a)	791
95	Hana Financial Holdings Group, Inc.(a)	4,421
217,505	HSBC Holdings plc(a)	2,242,711
8,000	Industrial & Commercial Bank of China(a)	6,416
75,541	ING Groep NV(a)	1,389,844
13,874	JPMorgan Chase & Co.(a)	1,483,686
47,849	Kotak Mahindra Bank, Ltd.(a)	756,786
14,698	Lloyds Banking Group plc(a)	13,456
600	Mitsubishi UFJ Financial Group, Inc.(a)	4,403
122	National Australia Bank, Ltd.(a)	2,806
260	Nordea Bank AB(a)	3,148
700	Resona Holdings, Inc.(a)	4,184
128	Royal Bank of Canada(a)	10,454
325	Skandinaviska Enskilda Banken AB, Class A(a)	3,809
98	Societe Generale(a)	5,052
96,283	State Bank of India(a)	466,486
41,300	Sumitomo Mitsui Financial Group, Inc.(a)	1,783,984
10,333	SunTrust Banks, Inc.(a)	667,408
14	Swedbank AB, Class A(a)	337
46	Toronto-Dominion Bank (The)(a)	2,696
26	Wells Fargo & Co.(a)	1,577
142	Woori Bank(a)	2,088
48,846	Yes Bank, Ltd.(a)	240,792

		16,910,315

Beverages (0.2%):
15,072	Anheuser-Busch InBev NV(a)	1,680,968
10	Brown-Forman Corp., Class B^(a)	687
3	Carlsberg A/S, Class B(a)	359
267	Coca-Cola Co. (The)(a)	12,250
361	Constellation Brands, Inc., Class C(a)	82,514
44	Diageo plc(a)	1,610
100	Kirin Holdings Co., Ltd.(a)	2,516
1,526	PepsiCo, Inc.(a)	182,997

		1,963,901

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Biotechnology (0.3%):
822	AbbVie, Inc.(a)	$79,496
551	Amgen, Inc.(a)	95,819
597	Biogen Idec, Inc.*(a)	190,186
112	Celgene Corp.*(a)	11,688
24,464	Gilead Sciences, Inc.(a)	1,752,601
4,128	Tesaro, Inc.*^(a)	342,087

		2,471,877

Building Products (0.3%):
100	Asahi Glass Co., Ltd.(a)	4,326
10,975	Compagnie de Saint-Gobain SA(a)	603,943
4,700	Daikin Industries, Ltd.(a)	556,518
10,737	Fortune Brands Home & Security, Inc.(a)	734,840
1,923	Masco Corp.(a)	84,497
5,000	Nichias Corp.(a)	66,562

		2,050,686

Capital Markets (1.0%):
314	Ameriprise Financial, Inc.(a)	53,214
852	Bank of New York Mellon Corp. (The)(a)	45,889
28,770	Charles Schwab Corp. (The)(a)	1,477,914
32	Franklin Resources, Inc.(a)	1,387
5,497	Goldman Sachs Group, Inc. (The)(a)	1,400,416
100	Hong Kong Exchanges & Clearing, Ltd.(a)	3,055
38	Moody’s Corp.(a)	5,609
53,674	Morgan Stanley(a)	2,816,274
54	Northern Trust Corp.(a)	5,394
337	State Street Corp.(a)	32,895
244	Thomson Reuters Corp.(a)	10,637
127,367	UBS Group AG(a)	2,340,869

		8,193,553

Chemicals (1.6%):
32	Agrium, Inc.(a)	3,681
15,239	Air Products & Chemicals, Inc.(a)	2,500,415
52,500	Asahi Kasei Corp.(a)	676,397
25,722	Axalta Coating Systems, Ltd.*(a)	832,364
95	BASF SE(a)	10,425
15,400	Daicel Chemical Industries, Ltd.(a)	175,274
46,106	DowDuPont, Inc.(a)	3,283,670
14,744	Evonik Industries AG(a)	553,077
32,000	Formosa Chemicals & Fibre Corp.(a)	110,715
34,000	Formosa Plastics Corp.(a)	112,677
15,600	Hitachi Chemical Co., Ltd.(a)	400,877
767	Huntsman Corp.(a)	25,533
5,200	Kuraray Co., Ltd.(a)	98,162
554	LG Chem, Ltd.(a)	209,384
6	Lotte Chemical Corp.(a)	2,058
79	Lyondellbasell Industries NV(a)	8,715
123	Monsanto Co.(a)	14,364
43,000	Nan Ya Plastics Corp.(a)	112,539
8,100	Nitto Denko Corp.(a)	720,061
22	Praxair, Inc.(a)	3,403
70,800	PTT Global Chemical Public Co., Ltd.(a)	184,517

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
18,400	Shin-Etsu Chemical Co., Ltd.(a)	$1,866,466
5,000	Toagosei Co., Ltd.(a)	63,426
56,600	Toray Industries, Inc.(a)	533,937
14,400	Ube Industries, Ltd.(a)	423,877

		12,926,014

Commercial Services & Supplies (0.0%):
27	Republic Services, Inc., Class A(a)	1,825
57	Waste Management, Inc.(a)	4,920

		6,745

Communications Equipment (0.3%):
132	Cisco Systems, Inc.(a)	5,056
33,036	CommScope Holding Co., Inc.*^(a)	1,249,752
18	Motorola Solutions, Inc.^(a)	1,626
214,598	Nokia OYJ(a)	1,002,229

		2,258,663

Construction & Engineering (0.2%):
4,100	ComSys Holdings Corp.(a)	118,703
12,500	Kinden Corp.(a)	203,504
2,000	Kyudenko Corp.(a)	96,419
5,000	Maeda Road Construction Co., Ltd.(a)	114,647
5,000	Nippo Corp.(a)	116,843
4,600	Okumura Corp.(a)	189,292
22,000	Toda Corp.(a)	176,361
6,430	Vinci SA(a)	655,953

		1,671,722

Construction Materials (0.0%):
16,108	Cemex SAB de C.V.*(a)	12,053
11,000	Siam Cement PCL(a)	165,180

		177,233

Consumer Finance (0.0%):
1,079	Ally Financial, Inc.(a)	31,464
89	American Express Co.(a)	8,839
562	Capital One Financial Corp.(a)	55,964
731	Discover Financial Services(a)	56,228

		152,495

Containers & Packaging (0.1%):
94	Amcor, Ltd.(a)	1,129
776	Crown Holdings, Inc.*(a)	43,650
1,075	International Paper Co.(a)	62,286
673	Packaging Corp. of America(a)	81,130
11,291	WestRock Co.(a)	713,704

		901,899

Distributors (0.0%):
3,400	Canon Marketing Japan, Inc.(a)	91,785

Diversified Consumer Services (0.0%):
90	New Oriental Education & Technology Group, Inc., ADR(a)	8,460

Diversified Financial Services (0.0%):
365	AMP, Ltd.(a)	1,474
897	Berkshire Hathaway, Inc., Class B*(a)	177,803

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services, continued
79,000	Fubon Financial Holdings Co., Ltd.(a)	$134,444
346	Rmb Holdings, Ltd.(a)	2,210

		315,931

Diversified Telecommunication Services (0.8%):
189	AT&T, Inc.(a)	7,348
51,559	Cellnex Telecom SAU(a)	1,319,467
4,000	China Telecom Corp., Ltd., Class H(a)	1,903
200,000	Chunghwa Telecom Co., Ltd.(a)	712,379
34,000	Deutsche Telekom AG, Registered Shares(a)	602,903
12,293	El Towers SpA(a)	788,422
80,000	HKT Trust & HKT, Ltd.(a)	102,022
2,900	Nippon Telegraph & Telephone Corp.(a)	136,479
66,100	Singapore Telecommunications, Ltd.(a)	176,476
1,156,044	Telecom Italia SpA*(a)	997,849
29,641	Telecom Italia RSP(a)	21,169
506	Telefonica SA(a)	4,926
104	Telenor ASA(a)	2,228
408	Telstra Corp., Ltd.(a)	1,155
22,669	Verizon Communications, Inc.(a)	1,199,870

		6,074,596

Electric Utilities (0.3%):
7,397	CEZ(a)	172,618
14,500	CK Infrastructure Holdings, Ltd.(a)	124,481
15,000	CLP Holdings, Ltd.(a)	153,504
170,709	Enel SpA(a)	1,049,152
13	FirstEnergy Corp.(a)	398
13,000	Hongkong Electric Holdings, Ltd.(a)	109,714
13,251	NextEra Energy, Inc.(a)	2,069,674
103	PG&E Corp.(a)	4,617
1,755	PGE SA*(a)	6,076
297	Scottish & Southern Energy plc(a)	5,290

		3,695,524

Electrical Equipment (0.2%):
154	ABB, Ltd.(a)	4,119
134	Eaton Corp. plc(a)	10,587
24	Emerson Electric Co.(a)	1,673
16,000	GS Yuasa Corp.(a)	79,705
3,000	Mabuchi Motor Co., Ltd.(a)	161,971
93,600	Mitsubishi Electric Corp.(a)	1,555,442
274	Rockwell Automation, Inc.(a)	53,799

		1,867,296

Electronic Equipment, Instruments & Components (0.1%):
120	Corning, Inc.(a)	3,839
2,000	Hitachi, Ltd.(a)	15,560
40,400	Hon Hai Precision Industry Co., Ltd.(a)	128,729
7,000	Innolux Corp.(a)	2,912
5,000	Japan Aviation Electronics Industry, Ltd.(a)	84,666
300	Keyence Corp.(a)	167,532
60	LG Display Co., Ltd.(a)	1,676
6,500	Murata Manufacturing Co., Ltd.(a)	868,870

		1,273,784

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.1%):
84	Halliburton Co.(a)	$4,105
595	Helmerich & Payne, Inc.(a)	38,461
9,259	Schlumberger, Ltd.(a)	623,964

		666,530

Equity Real Estate Investment Trusts (0.1%):
621	American Tower Corp.(a)	88,598
142	Equity Residential Property Trust(a)	9,055
195	HCP, Inc.(a)	5,086
18,500	Link REIT (The)(a)	171,437
834	Stockland Trust Group(a)	2,917
2,585	Unibail-Rodamco SE(a)	651,150
49	Vornado Realty Trust(a)	3,831
148	Weyerhaeuser Co.(a)	5,218

		937,292

Food & Staples Retailing (0.2%):
35	Costco Wholesale Corp.(a)	6,514
18,136	CVS Health Corp.(a)	1,314,861
2,850	Jeronimo Martins SGPS SA(a)	55,341
12	Koninklijke Ahold Delhaize NV(a)	263
1,400	Seven & I Holdings Co., Ltd.(a)	58,156
7	Sysco Corp.(a)	425
149	Walgreens Boots Alliance, Inc.(a)	10,820
115	Wal-Mart Stores, Inc.(a)	11,356
69	Wesfarmers, Ltd.(a)	2,389
334	Woolworths, Ltd.(a)	7,108

		1,467,233

Food Products (0.7%):
46,600	Ajinomoto Co., Inc.(a)	878,272
94	Associated British Foods plc(a)	3,573
350	ConAgra Foods, Inc.(a)	13,185
38,863	Danone SA(a)	3,257,781
1,173	JBS SA(a)	3,470
3,023	Mondelez International, Inc., Class A(a)	129,383
32,090	Nestle SA, Registered Shares(a)	2,758,271
137	Tiger Brands, Ltd.(a)	5,109
522	Tyson Foods, Inc., Class A(a)	42,319
85,000	Uni-President Enterprises Corp.(a)	188,458
125,000	Want Want China Holdings, Ltd.(a)	104,587
6,500	WH Group, Ltd.(a)	7,327
900	Wilmar International, Ltd.(a)	2,075

		7,393,810

Gas Utilities (0.2%):
327	GAIL India, Ltd.(a)	2,553
12,748	Gas Natural SDG SA(a)	294,102
59,500	Tokyo Gas Co., Ltd.(a)	1,358,957

		1,655,612

Health Care Equipment & Supplies (0.3%):
3,159	Baxter International, Inc.(a)	204,198
152	Boston Scientific Corp.*(a)	3,768
18,000	HOYA Corp.(a)	899,542

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
1,508	Medtronic plc(a)	$121,771
100	Olympus Co., Ltd.(a)	3,829
826	Stryker Corp.(a)	127,898
12,748	Zimmer Holdings, Inc.(a)	1,538,301

		2,899,307

Health Care Providers & Services (0.9%):
18,144	Acadia Healthcare Co., Inc.*^(a)	592,039
521	Aetna, Inc.(a)	93,983
4,100	Alfresa Holdings Corp.(a)	96,242
5,524	Anthem, Inc.(a)	1,242,955
217	Express Scripts Holding Co.*(a)	16,197
24,733	HCA Holdings, Inc.*(a)	2,172,547
187	McKesson Corp.(a)	29,163
4,700	Medipal Holdings Corp.(a)	92,055
39,737	NMC Health plc(a)	1,547,343
606,122	PT Siloam International Hospital Tbk*(a)	427,596
2,100	Suzuken Co., Ltd.(a)	86,421
31,311	Tenet Healthcare Corp.*^(a)	474,675
979	UnitedHealth Group, Inc.(a)	215,830

		7,087,046

Hotels, Restaurants & Leisure (0.2%):
225	Carnival Corp., Class A(a)	14,933
18	Compass Group plc(a)	389
10,200	Genting Singapore plc(a)	9,970
60	Hilton Worldwide Holdings, Inc.(a)	4,792
215	Las Vegas Sands Corp.(a)	14,940
589	McDonald’s Corp.(a)	101,379
28,573	MGM Resorts International(a)	954,052
322	Royal Caribbean Cruises, Ltd.(a)	38,408
5,226	Sodexo SA(a)	701,588
662	Wyndham Worldwide Corp.(a)	76,706
400	Wynn Resorts, Ltd.(a)	67,436
70	Yum China Holdings, Inc.(a)	2,801

		1,987,394

Household Durables (0.3%):
2,800	Alpine Electronics, Inc.(a)	58,007
11,076	Berkeley Group Holdings plc (The)(a)	627,071
1,485	Coway Co., Ltd.(a)	135,315
5,268	Mohawk Industries, Inc.*(a)	1,453,441
400	Panasonic Corp.(a)	5,859
200	Sony Corp.(a)	8,985

		2,288,678

Household Products (0.0%):
1,498	Colgate-Palmolive Co.(a)	113,024
227	Hindustan Unilever, Ltd.(a)	4,856
38	Kimberly-Clark Corp.(a)	4,585
256	Procter & Gamble Co. (The)(a)	23,521
31	Reckitt Benckiser Group plc(a)	2,895
200	Unicharm Corp.(a)	5,200

		154,081

Shares		Fair Value
Common Stocks, continued
Independent Power & Renewable Electricity Producers (0.1%):
4,000	China Resources Power Holdings Co.(a)	$7,448
14,067	NextEra Energy Partners LP^(a)	606,429
10,679	Vistra Energy Corp.*^(a)	195,639

		809,516

Industrial Conglomerates (0.7%):
240	3M Co., Class C(a)	56,489
93,186	General Electric Co.(a)	1,626,096
2,000	Jardine Matheson Holdings, Ltd.(a)	121,429
75,244	Koninklijke Philips Electronics NV(a)	2,846,238
3,708	Siemens AG, Registered Shares(a)	514,418
29,751	Smiths Group plc(a)	595,059
4,000	Toshiba Corp.*^(a)	11,245

		5,770,974

Insurance (0.7%):
10,427	Allstate Corp. (The)(a)	1,091,811
51	American International Group, Inc.(a)	3,039
78	Aon plc(a)	10,452
278	Aviva plc(a)	1,900
33,007	AXA SA(a)	978,156
75,000	Cathay Financial Holding Co., Ltd.(a)	134,516
6,959	Chubb, Ltd.(a)	1,016,919
2,275	Hartford Financial Services Group, Inc. (The)(a)	128,037
1,727	Legal & General Group plc(a)	6,356
10,324	Marsh & McLennan Cos., Inc.(a)	840,270
24,886	MetLife, Inc.(a)	1,258,236
2	Muenchener Rueckversicherungs-Gesellschaft AG(a)	434
12	Progressive Corp. (The)(a)	676
502	Prudential Financial, Inc.(a)	57,720
53	Prudential plc(a)	1,362
364	Reinsurance Group of America, Inc.(a)	56,759
4,671	SBI Life Insurance Co., Ltd.*(a)	50,955
15	Swiss Re AG(a)	1,404
19,500	Tokio Marine Holdings, Inc.(a)	890,126
1,202	Travelers Cos., Inc. (The)(a)	163,039
35	Zurich Insurance Group AG(a)	10,647

		6,702,814

Internet & Direct Marketing Retail (0.6%):
3,625	Amazon.com, Inc.*(a)	4,239,328
149	Expedia, Inc.(a)	17,846
7	Priceline Group, Inc. (The)*(a)	12,164
200	Rakuten, Inc.(a)	1,829
16,758	TripAdvisor, Inc.*^(a)	577,481

		4,848,648

Internet Software & Services (1.3%):
4,334	Alibaba Group Holding, Ltd., ADR*^(a)	747,311
24	Alphabet, Inc., Class A*(a)	25,282
4,113	Alphabet, Inc., Class C*(a)	4,303,844
55,564	Cloudera, Inc.*^(a)	917,917
95,700	Dropbox, Inc.*(a)(b)(c)	1,358,940
295	eBay, Inc.*(a)	11,133
15,296	Facebook, Inc., Class A*(a)	2,699,132
5,547	Lookout, Inc.*(a)(b)(c)	1,165

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
100	Tencent Holdings, Ltd.(a)	$5,170
660	VeriSign, Inc.*^(a)	75,530

		10,145,424

IT Services (0.8%):
514	Accenture plc, Class C(a)	78,689
151	Alliance Data Systems Corp.(a)	38,275
12	Amadeus IT Holding SA(a)	864
1,070	Amdocs, Ltd.(a)	70,064
17	Automatic Data Processing, Inc.(a)	1,992
46	Cognizant Technology Solutions Corp., Class A(a)	3,267
59	DXC Technology Co.(a)	5,599
9,393	FleetCor Technologies, Inc.*(a)	1,807,496
2,000	Fujitsu, Ltd.(a)	14,178
6,615	Global Payments, Inc.(a)	663,088
198	HCL Technologies, Ltd.(a)	2,763
85,114	Infosys, Ltd.(a)	1,387,963
7,635	International Business Machines Corp.(a)	1,171,362
5,504	MasterCard, Inc., Class A(a)	833,085
332	Tech Mahindra, Ltd.(a)	2,619
7,110	Visa, Inc., Class A(a)	810,682

		6,891,986

Life Sciences Tools & Services (0.0%):
54	Agilent Technologies, Inc.(a)	3,616
14	Illumina, Inc.*(a)	3,059
13	IQVIA Holdings, Inc.*(a)	1,273
718	Thermo Fisher Scientific, Inc.(a)	136,334

		144,282

Machinery (0.5%):
255	Caterpillar, Inc.(a)	40,183
209	Cummins, Inc.(a)	36,918
20,258	Doosan Bobcat, Inc.(a)	677,651
10,308	GEA Group AG(a)	494,199
7,200	Hino Motors, Ltd.(a)	93,411
333	Illinois Tool Works, Inc.(a)	55,561
85	Ingersoll-Rand plc(a)	7,581
28,100	Komatsu, Ltd.(a)	1,018,014
29,500	Kubota Corp.(a)	577,737
125	PACCAR, Inc.(a)	8,885
165	Sandvik AB(a)	2,885
33,134	SKF AB, Class B(a)	735,011
452	Volvo AB, Class B(a)	8,413
334	WABCO Holdings, Inc.*(a)	47,929

		3,804,378

Marine (0.0%):
1	A.P. Moeller — Maersk A/S, Class A(a)	1,667
3	A.P. Moeller — Maersk A/S, Class B(a)	5,229

		6,896

Media (1.1%):
4,341	Charter Communications, Inc., Class A*(a)	1,458,402
97,369	Comcast Corp., Class A(a)	3,899,628

Shares		Fair Value
Common Stocks, continued
Media, continued
8,573	DISH Network Corp., Class A*(a)	$409,361
15,329	I-Cable Communications, Ltd.*(a)	451
2,623	Liberty Broadband Corp., Class A*(a)	223,086
8,271	Liberty Broadband Corp., Class C*(a)	704,358
11,226	Liberty Global plc, Class A*^(a)	402,340
64	Liberty Global plc, Series C*(a)	2,166
9,407	Liberty SiriusXM Group, Class A*(a)	373,082
15,764	Liberty SiriusXM Group, Class C*(a)	625,200
9,400	Nippon Television Holdings, Inc.(a)	161,064
84,407	RAI Way SpA(a)	515,220
72	Time Warner, Inc.(a)	6,586
3,100	Toho Co., Ltd.(a)	107,390
6,800	TV Asahi Holdings Corp.(a)	136,519
48	Vivendi Universal SA(a)	1,291
54,080	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA(a)	355,537

		9,381,681

Metals & Mining (0.0%):
35	Anglo American plc(a)	731
128	Barrick Gold Corp.(a)	1,852
280	BHP Billiton, Ltd.(a)	6,444
1,900	DOWA Mining Co.(a)	77,607
569	Eregli Demir ve Celik Fabrikalari T.A.S.(a)	1,503
72,391	Platinum Group Metals, Ltd.*(a)	22,007
11,061	Platinum Group Metals, Ltd.*(a)	3,344
533	POSCO(a)	165,520
103	Rio Tinto plc(a)	5,435
94	Rio Tinto, Ltd.(a)	5,546
249	Teck Cominco, Ltd., Class B(a)	6,512
14,200	Tokyo Steel Manufacturing Co., Ltd.(a)	127,463
326	Vale SA(a)	3,958
550	Vedanta, Ltd.(a)	2,835
2,900	Yamato Kogyo Co., Ltd.(a)	84,067

		514,824

Multiline Retail (0.1%):
437	Kohl’s Corp.^(a)	23,699
12,784	Target Corp.(a)	834,156

		857,855

Multi-Utilities (0.3%):
73	AGL Energy, Ltd.(a)	1,385
809	CenterPoint Energy, Inc.(a)	22,943
1,789	Centrica plc(a)	3,312
2,096	Dominion Energy, Inc.(a)	169,902
803	E.ON AG(a)	8,706
44	Engie Group(a)	756
61,469	Innogy Se(a)	2,395,177
3,630	National Grid plc(a)	42,633
6,944	Sempra Energy(a)	742,452

		3,387,266

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (2.1%):
34,776	Anadarko Petroleum Corp.(a)	$1,865,385
33,191	BP plc, ADR(a)	1,395,018
53,501	BP plc(a)	377,244
337	Chevron Corp.(a)	42,189
7,000	CNOOC, Ltd.(a)	10,064
25,479	Coal India, Ltd.(a)	104,979
107	ConocoPhillips Co.(a)	5,873
134,367	EnCana Corp.(a)	1,791,113
9,739	EQT Corp.(a)	554,344
344	Exxon Mobil Corp.(a)	28,772
23,000	Formosa Petrochemical Corp.(a)	89,170
415	Hindustan Petroleum Corp., Ltd.(a)	2,721
323	Indian Oil Corp., Ltd.(a)	1,966
208	Kinder Morgan, Inc.(a)	3,759
19,519	Marathon Petroleum Corp.(a)	1,287,864
37,305	Oil & Natural Gas Corp., Ltd.(a)	114,059
49	ONEOK, Inc.(a)	2,619
354	Petroleo Brasileiro SA*(a)	1,719
587	Phillips 66(a)	59,375
9,688	Pioneer Natural Resources Co.(a)	1,674,571
43	Polski Koncern Naftowy Orlen SA(a)	1,306
1,205	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	2,175
127,411	Reliance Industries, Ltd.(a)	1,838,318
53	Repsol SA(a)	937
70	Royal Dutch Shell plc, Class A(a)	2,343
24,408	Royal Dutch Shell plc, Class A, ADR(a)	1,628,258
38,168	Royal Dutch Shell plc, Class A(a)	1,272,706
429	Royal Dutch Shell plc, Class B(a)	14,466
31	SK Energy Co., Ltd.(a)	5,904
14,967	Snam SpA(a)	73,273
6	Suncor Energy, Inc.(a)	220
32,300	Thai Oil Public Co., Ltd.(a)	102,614
650	Total SA, ADR(a)	35,932
17,028	Total SA(a)	939,410
233	Tupras-Turkiye Petrol Rafine(a)	7,472
1,337	Valero Energy Corp.(a)	122,884
94,613	Williams Cos., Inc. (The)(a)	2,884,749

		18,345,771

Personal Products (0.2%):
1,344	Amorepacific Corp.(a)	381,775
19,407	Edgewell Personal Care Co.*^(a)	1,152,582
100	Kao Corp.(a)	6,765
180	LG Household & Health Care, Ltd.(a)	199,582
162	Unilever NV(a)	9,101

		1,749,805

Pharmaceuticals (1.0%):
8	Allergan plc(a)	1,309
71,200	Astellas Pharma, Inc.(a)	904,439
20,048	Bayer AG, Registered Shares(a)	2,493,165
23	Bristol-Myers Squibb Co.(a)	1,409
64,215	GlaxoSmithKline plc(a)	1,135,608
2,439	Gw Pharmaceuticals, ADR*(a)	321,972

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
1,315	Johnson & Johnson Co.(a)	$183,732
89	Merck & Co., Inc.(a)	5,008
100	Mitsubishi Tanabe Pharma Corp.(a)	2,062
101	Novartis AG, Registered Shares(a)	8,541
2,100	Otsuka Holdings Co., Ltd.(a)	91,977
78,571	Pfizer, Inc.(a)	2,845,842
69	Roche Holding AG(a)	17,457
12,986	Sanofi-Aventis SA(a)	1,118,004
200	Shionogi & Co., Ltd.(a)	10,815
10	UCB SA(a)	792

		9,142,132

Professional Services (0.1%):
29	Experian plc(a)	637
290	Manpower, Inc.(a)	36,572
8,345	Randstad Holding NV(a)	511,953
3	SGS SA, Registered Shares(a)	7,822

		556,984

Real Estate Management & Development (0.7%):
301,000	CapitaLand, Ltd.(a)	793,226
30,000	Hang Lung Properties, Ltd.(a)	73,213
600	Hongkong Land Holdings, Ltd.(a)	4,219
1,000	Longfor Properties Co., Ltd.(a)	2,506
56,000	Sino Land Co., Ltd.(a)	99,149
112,666	Sun Hung Kai Properties, Ltd.(a)	1,876,832
12,000	Swire Pacific, Ltd., Class A(a)	111,073
600	Swire Properties, Ltd.(a)	1,935
42,143	The St. Joe Co.*^(a)	760,681
14,611	Vonovia SE(a)	723,158
19,000	Wharf Holdings, Ltd. (The)(a)	65,703
20,000	Wharf Real Estate Investment Co., Ltd.*(a)	133,118

		4,644,813

Road & Rail (0.7%):
78	Canadian National Railway Co.(a)	6,433
66,400	ComfortDelGro Corp., Ltd.(a)	98,217
32	CSX Corp.(a)	1,760
20,600	East Japan Railway Co.(a)	2,008,583
12,483	Kansas City Southern(a)	1,313,461
100	Kintetsu Corp.(a)	3,825
12,000	Kyushu Railway Co.(a)	371,344
21	Norfolk Southern Corp.(a)	3,043
5,300	Seino Holdings Co., Ltd.(a)	83,945
28	Union Pacific Corp.(a)	3,755
7,900	West Japan Railway Co.(a)	576,407

		4,470,773

Semiconductors & Semiconductor Equipment (0.6%):
259	Applied Materials, Inc.(a)	13,240
2	Broadcom, Ltd.(a)	514
1,690	Intel Corp.(a)	78,010
554	KLA-Tencor Corp.(a)	58,209
45	Lam Research Corp.(a)	8,283
164	Micron Technology, Inc.*(a)	6,744

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
7	NVIDIA Corp.(a)	$1,355
53,731	QUALCOMM, Inc.(a)	3,439,858
28,800	Renesas Electronics Corp.*(a)	333,410
11,600	ROHM Co., Ltd.(a)	1,278,124
73	SK Hynix, Inc.(a)	5,155
17,000	Taiwan Semiconductor Manufacturing Co., Ltd.(a)	130,666
134	Texas Instruments, Inc.(a)	13,995

		5,367,563

Software (1.6%):
10,014	Activision Blizzard, Inc.(a)	634,086
547	Adobe Systems, Inc.*(a)	95,856
8	Autodesk, Inc.*(a)	839
335	CA, Inc.(a)	11,149
107	Check Point Software Technologies, Ltd.*^(a)	11,087
101	Dell Technologies, Inc., Class V*(a)	8,209
6,063	Electronic Arts, Inc.*(a)	636,979
584	Intuit, Inc.(a)	92,144
86,582	Microsoft Corp.(a)	7,406,224
308	Oracle Corp.(a)	14,562
111	SAP AG(a)	12,445
39,037	Snap, Inc., Class A*^(a)	570,331
33	Symantec Corp.^(a)	926
68,532	Uber Technologies, Inc.*(a)(b)(c)	2,259,500
5,380	VMware, Inc., Class A*^(a)	674,222

		12,428,559

Specialty Retail (0.4%):
621	Home Depot, Inc. (The)(a)	117,698
1,660	Hotel Shilla Co., Ltd.(a)	131,425
2,231	Lowe’s Cos., Inc.(a)	207,349
7,865	O’Reilly Automotive, Inc.*^(a)	1,891,847
323	Ross Stores, Inc.(a)	25,921
700	Shimamura Co., Ltd.(a)	77,004
8,454	TJX Cos., Inc. (The)(a)	646,393
11,753	Williams-Sonoma, Inc.^(a)	607,630

		3,705,267

Technology Hardware, Storage & Peripherals (0.8%):
32,737	Apple, Inc.(a)	5,540,082
430	Hewlett Packard Enterprise Co.(a)	6,175
659	HP, Inc.(a)	13,846
4,000	Pegatron Corp.(a)	9,670
45,476	Pure Storage, Inc., Class A*^(a)	721,249
9	Samsung Electronics Co., Ltd.(a)	21,385
517	Western Digital Corp.(a)	41,117

		6,353,524

Textiles, Apparel & Luxury Goods (0.1%):
16	Adidas AG(a)	3,194
12,670	Luxottica Group SpA(a)	776,341
4	LVMH Moet Hennessy Louis Vuitton SA(a)	1,175
239	PVH Corp.(a)	32,793
78	Swatch Group AG (The), Registered Shares(a)	5,963

		819,466

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance (0.0%):
7,983	Housing Development Finance Corp., Ltd.(a)	$213,678

Tobacco (0.1%):
174	Imperial Tobacco Group plc, Class A(a)	7,434
100	Japan Tobacco, Inc.(a)	3,221
5,110	KT&G Corp.(a)	551,488
135	Philip Morris International, Inc.(a)	14,263

		576,406

Trading Companies & Distributors (0.0%):
700	Marubeni Corp.(a)	5,084
433	United Rentals, Inc.*(a)	74,437

		79,521

Transportation Infrastructure (0.0%):
65	Aena SA(a)	13,157
46	Atlantia SpA(a)	1,451
3,800	Kamigumi Co., Ltd.(a)	83,999

		98,607

Wireless Telecommunication Services (0.6%):
33,500	Advanced Information Service plc(a)	196,365
1,000	China Mobile, Ltd.(a)	10,123
111,000	Far EasTone Telecommunications Co., Ltd.(a)	274,200
85,100	Intouch Holdings Public Co., Ltd.(a)	146,765
5,500	KDDI Corp.(a)	136,954
26	MTN Group, Ltd.(a)	288
646	SK Telecom Co., Ltd.(a)	161,196
99,000	Taiwan Mobile Co., Ltd.(a)	357,659
20,129	Vodafone Group plc, ADR^(a)	642,115
750,920	Vodafone Group plc(a)	2,371,754

		4,297,419

Total Common Stocks (Cost $186,122,892)		233,902,661

Preferred Stocks (0.4%):
Banks (0.1%):
240	Banco Bradesco SA, 0.51%(a)	2,450
14,150	Citigroup Capital XIII, Series A, 3.49%^(a)	388,842
318	Itau Unibanco Holding SA, Preferred Shares, Series S, 0.42%(a)	4,083
84,000	USB Capital IX, 3.50%(US0003M+102bps)(a)	76,020

		471,395

Consumer Finance (0.1%):
16,151	GMAC Capital Trust I, Series 2, 1.54%^(a)	419,118

Health Care Providers & Services (0.1%):
16,042	Anthem, Inc., 4.82%^(a)	898,353
143,925	Grand Rounds, Inc., Series C*(a)(b)(c)	410,186

		1,308,539

Internet Software & Services (0.1%):
63,925	Lookout, Inc., Preffered Shares, Series F*(a)(b)(c)	596,420

Software (0.0%):
116,157	Palantir Technologies, Inc., Series I*(a)(b)(c)	658,610

Technology Hardware, Storage & Peripherals (0.0%):
4	Samsung Electronics Co., Ltd., 1.34%(a)	7,799

Total Preferred Stocks (Cost $3,360,442)		3,461,881

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.(a)	$11

Total Warrant (Cost $—)		11

Convertible Preferred Stocks (0.5%):
Banks (0.0%):
125	Wells Fargo & Co., Series L, Class A, 7.5%(a)	163,749

Equity Real Estate Investment Trusts (0.1%):
526	Crown Castle International Corp., Series A, 8.68%^(a)	593,749
6,022	Welltower, Inc., Series I, 6.50%^(a)	360,537

		954,286

Internet Software & Services (0.1%):
144,482	Domo, Inc., Series E*(a)(b)(c)	905,902

Multi-Utilities (0.1%):
12,830	Dominion Resources, Inc., Series A, 6.75%^(a)	662,798

Wireless Telecommunication Services (0.2%):
6,269	Mandatory Exchange Trust, 5.75%(a)(d)	1,220,950

Total Convertible Preferred Stocks (Cost $3,430,141)		3,907,685

Private Placements (0.0%):
Household Durables (0.0%):
$3,065,000	AliphCom, Inc., 12.00%, 4/1/20(a)(b)(c)	12,567
23,389	Jawbone, 0.00%*(a)(b)(c)	31,893

		44,460

Oil, Gas & Consumable Fuels (0.0%):
268,000	Aliphcom, 12.00%, 4/1/20(a)(b)(c)	1,099

Total Private Placements (Cost $3,333,000)		45,559

Convertible Bonds (0.2%):
Food Products (0.0%):
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(b)(c)(e)	—

Oil, Gas & Consumable Fuels (0.1%):
631,620	Dana Gas Sukuk, Ltd., 7.00%, 10/31/18(a)(b)	517,928

Pharmaceuticals (0.1%):
600,000	Bayer Capital Corp. BV, 5.63%, 11/22/19+(a)(d)	808,943

Real Estate Management & Development (0.0%):
250,000	CapitaLand, Ltd., 1.95%, 10/17/23+(a)(d)	188,374

Total Convertible Bonds (Cost $1,851,930)		1,515,245

Bank Loans (0.2%):
Capital Markets (0.1%):
101,695	Sheridan Production Partners, 4.98%, 12/2/20(a)	87,796
37,937	Sheridan Production Partners, 4.98%, 12/16/20(a)(f)	32,752
730,890	Sheridan Production Partners, 4.98%, 12/16/20(a)(f)	631,000

		751,548

Energy Equipment & Services (0.0%):
371,737	Seadrill, Ltd., 4.69%, 2/21/21(a)	299,248

Hotels, Restaurants & Leisure (0.1%):
522,684	Hilton Worldwide Finance LLC, 3.55%, 10/25/23(a)	525,099

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Bank Loans, continued
Oil, Gas & Consumable Fuels (0.0%):
$254,386	Fieldwood Energy LLC, 8.69%, 9/30/20(a)	$81,614
111,961	Fieldwood Holdings LLC, 8.82%, 8/31/20(a)	100,765

		182,379

Total Bank Loans (Cost $2,021,409)		1,758,274

Collateralized Mortgage Obligations (0.1%):
459,000	Logistics UK, Class F, Series 2015-1A, 1.21%, 8/20/25(a)(b)(g)	617,841

Total Collateralized Mortgage Obligations (Cost $691,605)		617,841

Corporate Bonds (1.2%):
Banks (0.3%):
348,000	Bank of America Corp., 3.30%, 1/11/23, MTN(a)	356,003
162,000	Bank of America Corp., 4.00%, 1/22/25, MTN(a)	168,539
312,000	Citigroup, Inc., 2.70%, 3/30/21(a)	312,948
149,000	Citigroup, Inc., 2.90%, 12/8/21, Callable 11/8/21 @ 100(a)	149,981
373,000	Citigroup, Inc., Series O, 5.87% (US0003M + 406 bps), 12/29/49, Callable 3/27/20 @ 100(a)	386,987
137,000	JPMorgan Chase & Co., 4.35%, 8/15/21(a)	145,304
351,000	JPMorgan Chase & Co., 2.36% (US0003M + 100 bps), 1/15/23, Callable 1/15/22 @ 100(a)	355,723
85,000	Santander Holdings USA, 3.70%, 3/28/22, Callable 2/28/22 @ 100(a)(d)	86,023

		1,961,508

Capital Markets (0.1%):
323,000	Goldman Sachs Group, Inc. (The), Series M, 5.38% (US0003M + 392 bps), 12/31/49, Callable 5/10/20 @ 100(a)	332,690
228,000	Morgan Stanley, Series H, 5.45% (US0003M + 361 bps), 7/29/49, Callable 7/15/19 @ 100(a)	234,042

		566,732

Chemicals (0.0%):
115,000	Sherwin-Williams, 2.75%, 6/1/22, Callable 5/1/22 @ 100(a)	114,554

Communications Equipment (0.0%):
53,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21(a)	58,565

Consumer Finance (0.1%):
191,000	Ally Financial, Inc., 3.50%, 1/27/19(a)	191,955
200,000	American Express Co., Series C, 4.90% (US0003M + 329 bps), 12/29/49, Callable 3/15/20 @ 100^(a)	204,000
125,000	General Motors Financial Co., Inc., 3.45%, 4/10/22, Callable 2/10/22 @ 100(a)	126,666
87,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100(a)	89,211

		611,832

Diversified Telecommunication Services (0.5%):
475,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100(a)	475,844
465,000	AT&T, Inc., 2.85%, 2/14/23, Callable 1/14/23 @ 100(a)	466,844

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$75,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100(a)	$79,336
831,000	AT&T, Inc., 3.40%, 8/14/24, Callable 6/14/24 @ 100^(a)	835,267
1,506,000	Verizon Communications, 3.13%, 3/16/22(a)	1,526,941
149,000	Verizon Communications, Inc., 2.63%, 8/15/26	140,341

		3,524,573

Health Care Equipment & Supplies (0.1%):
135,000	Becton Dickinson & Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100(a)	135,377
306,000	Becton, Dickinson & Co., 3.13%, 11/8/21(a)	308,581
245,000	Becton, Dickinson & Co., 2.89%, 6/6/22, Callable 5/6/22 @ 100(a)	243,467

		687,425

Industrial Conglomerates (0.0%):
318,000	General Electric Co., Series D, 5.00% (US0003M + 333 bps), 12/31/49, Callable 1/21/21 @ 100(a)	327,731

Insurance (0.0%):
173,000	Prudential Financial, Inc., 5.87% (US0003M + 418 bps), 9/15/42, Callable 9/15/22 @ 100(a)	189,003
115,000	Prudential Financial, Inc., 5.63% (US0003M + 392 bps), 6/15/43, Callable 6/15/23 @ 100^(a)	124,545

		313,548

Internet Software & Services (0.0%):
159,000	eBay, Inc., 2.75%, 1/30/23, Callable 12/30/22 @ 100(a)	157,451

Media (0.0%):
200,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(a)(d)	212,500

Oil, Gas & Consumable Fuels (0.0%):
151,147	Fieldwood Energy LLC, 8.82%, 9/30/20(a)	103,788

Personal Products (0.0%):
171,000	Edgewell Personal Care Co., 4.70%, 5/19/21(a)	176,558
149,000	Edgewell Personal Care Co., 4.70%, 5/24/22(a)	152,725

		329,283

Pharmaceuticals (0.0%):
149,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(a)(d)	159,352

Software (0.0%):
80,000	Activision Blizzard, Inc., 2.30%, 9/15/21, Callable 8/15/21 @ 100(a)	78,950

Technology Hardware, Storage & Peripherals (0.1%):
531,000	Apple, Inc., 3.35%, 2/9/27, Callable 11/9/26 @ 100(a)	543,942
510,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100(a)	516,477

		1,060,419

Total Corporate Bonds (Cost $10,170,606)		10,268,211

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds (4.1%):
Banks (0.1%):
$330,000	Lloyds TSB Bank plc, Series E, 13.00%(GUKG5+1,340bps), 1/29/49, Callable 1/21/29 @ 126+(a)	$834,577

Sovereign Bond (4.0%):
1,888,000	Australian Government, Series 124, 5.75%, 5/15/21+(a)(d)	1,642,203
2,111,000	Australian Government, Series 133, 5.50%, 4/21/23+(a)(d)	1,900,923
4,986,000	Australian Government, Series 137, 2.75%, 4/21/24+(a)(d)	3,952,969
1,269,000	Australian Government, 3.00%, 3/21/47+(a)(d)	923,680
1,145,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/22+(a)(h)	1,127,464
6,911,000	Brazil Nota do Tesouro Nacional, Series NTNF, 10.00%, 1/1/23+(a)(h)	2,109,357
4,930,000	Brazil Nota do Tesouro Nacional, Series NTNF, 0.15%, 1/1/27+(a)(h)	1,466,084
1,778,707	Bundesrepub. Deutshland, 0.29%, 8/15/26+(a)(d)	2,081,595
4,001,000	Canadian Government, 0.50%, 8/1/18+(a)	3,168,105
1,018,000	Canadian Government, 0.75%, 3/1/21+(a)	784,536
532,000	Italy Buoni Poliennali Del Tesoro, 1.85%, 5/15/24+(a)	660,358
218,500,000	Japan Treasury Discount Bill, Series 362, 0.10%, 3/15/18+(a)	1,940,395
273,450,000	Japan Treasury Discount Bill, Series 369, 0.10%, 10/15/18+(a)	2,431,899
29,209,300	Mexican Bonos Desarr, 8.50%, 12/13/18+(a)(i)	1,496,333
3,672,000	Poland Government Bond, Series 0725, 3.25%, 7/25/25+(a)	1,064,128
3,695,000	Poland Government Bond, Series 0726, 2.50%, 7/25/26+(a)	1,004,320
12,214,000	Poland Government Bond, 2.50%, 7/25/27+(a)	3,283,897
217,000	Republic of Argentina, 3.88%, 1/15/22+(a)(d)	274,011
410,000	Republic of Argentina, 3.38%, 1/15/23+(a)	501,607
28,603,100	United Mexican States, 6.50%, 6/9/22+(a)(i)	1,392,733

		33,206,597

Total Foreign Bonds (Cost $32,986,675)		34,041,174

Yankee Dollars (1.3%):
Banks (0.1%):
273,000	Export-Import Bank of Korea, 2.63%, 12/30/20(a)	270,589
614,000	HSBC Holdings plc, 6.38% (USISDA05 + 371 bps), 12/29/49, Callable 9/17/24 @ 100(a)	653,910

		924,499

Capital Markets (0.0%):
207,000	UBS Group AG, 4.13%, 9/24/25(a)(d)	217,237

Diversified Telecommunication Services (0.1%):
260,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 2/5/18 @ 102.5(a)	236,600
89,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104^(a)(d)	93,673
289,000	Telecom Italia SpA, 5.30%, 5/30/24^(a)(d)	308,508

		638,781

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Food Products (0.0%):
$408,000	Danone SA, 2.59%, 11/2/23, Callable 9/2/23 @ 100(a)(d)	$397,884

Industrial Conglomerates (0.0%):
200,000	Odebrecht Finance, Ltd., 4.38%, 4/25/25(a)(d)	59,000

Oil, Gas & Consumable Fuels (0.2%):
288,000	Petrobras Global Finance, 6.13%, 1/17/22(a)	305,640
340,000	Petrobras Global Finance, 7.38%, 1/17/27^(a)	374,340
339,000	Petroleos Mexicanos, 5.19% (US0003M + 365 bps), 3/11/22^(a)(d)	372,220
754,000	Petroleos Mexicanos, 4.63%, 9/21/23(a)	775,677

		1,827,877

Paper & Forest Products (0.1%):
1,018,000	TFS Corp., Ltd., 8.75%, 8/1/23, Callable 8/1/19 @ 106.56(a)(b)	712,600

Pharmaceuticals (0.0%):
300,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100(a)	304,816

Road & Rail (0.0%):
527,380	Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/22/18 @ 100(a)(b)(e)	13,185

Sovereign Bond (0.8%):
1,071,000	Federal Republic of Brazil, 4.63%, 1/13/28, Callable 10/13/27 @ 100^(a)	1,075,820
747,000	Federal Republic of Brazil, 5.00%, 1/27/45(a)	696,204
206,000	Federal Republic of Brazil, 5.63%, 2/21/47^(a)	210,429
429,000	Republic of Argentina, 6.88%, 4/22/21(a)	467,181
780,000	Republic of Argentina, 5.63%, 1/26/22^(a)	822,900
729,000	Republic of Argentina, 7.50%, 4/22/26^(a)	825,336
527,000	Republic of Argentina, 6.88%, 1/26/27^(a)	575,748
874,000	Republic of Hungary, 6.38%, 3/29/21(a)	970,210
200,000	Republic of Indonesia, 3.70%, 1/8/22(a)(d)	205,553
144,000	Republic of Poland, 5.00%, 3/23/22(a)	157,680

		6,007,061

Total Yankee Dollars (Cost $11,673,197)		11,102,940

U.S. Treasury Obligations (10.9%):
U.S. Treasury Bills (3.3%)
9,000,000	1.06%, 1/2/18(a)(j)	9,000,000
14,000,000	0.57%, 1/4/18(a)(j)	13,999,117
1,000,000	0.96%, 1/11/18(a)(j)	999,706
3,000,000	1.10%, 1/18/18(a)(j)	2,998,348

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Bills, continued
$1,000,000	1.19%, 2/1/18(a)(j)	$998,945

		27,996,116

U.S. Treasury Notes (7.6%)
1,000,000	1.25%, 12/15/18(k)	994,766
872,100	1.13%, 7/31/21(a)	843,348
13,205,400	2.00%, 10/31/22(a)	13,090,369
13,953,200	2.00%, 11/30/22(a)	13,826,204
10,100,400	2.13%, 9/30/24(a)	9,973,356
10,490,000	2.25%, 10/31/24(a)	10,441,648
13,706,800	2.25%, 11/15/27(a)	13,513,513

		62,683,204

Total U.S. Treasury Obligations (Cost $91,039,322)		90,679,320

Purchased Options (0.1%):
Total Purchased Options (Cost $815,159)		1,171,821

Purchased Currency Options (0.0%):
Total Purchased Options (Cost $297,701)		411,269

Purchased Swaptions (0.0%):
Total Purchased Swaptions (Cost $287,138)		92,200

Exchange Traded Funds (1.9%):
2,334	ETFS Platinum Trust(k)	206,489
2,764	ETFS Physical Palladium Shares(k)	280,684
61,700	iShares Gold Trust(k)	771,867
116,243	SPDR Gold Trust(k)	14,373,447

Total Exchange Traded Fund (Cost $15,147,927)		15,632,487

Securities Held as Collateral for Securities on Loan (2.1%):
$17,308,385	AZL MVP BlackRock Global Strategy Plus Fund Securities Lending Collateral Account(l)	17,308,385

Total Securities Held as Collateral for Securities on Loan (Cost $17,308,385)		17,308,385

Affiliated Investment Companies (45.0%):
20,988,279	AZL Enhanced Bond Index Fund	228,562,361
13,052,201	AZL MSCI Global Equity Index Fund	146,445,694

Total Affiliated Investment Company (Cost $345,414,602)		375,008,055

Unaffiliated Investment Company (1.1%):
8,839,261	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(j)(k)	8,839,261

Total Unaffiliated Investment Company (Cost $8,839,261)		8,839,261

Total Investment Securities (Cost $734,791,392)(m)(l) — 97.0%		809,764,280
Net other assets (liabilities) — 3.0%		24,400,067

Net Assets — 100.0%		$834,164,347

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American	Depositary Receipt

GUKG5—UK	Govt Bonds 5 Year Note Generic Bid Yield

MTN—Medium	Term Note

SPDR—Standard	& Poor’s Depository Receipts

US0003M—3	Month US Dollar LIBOR

USISDA05—5	Year ICE Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $16,727,800.

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.96% of the net assets of the fund.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.75% of the net assets of the fund.

(d)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(e)	Defaulted bond.

(f)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.08% of the net assets of the Fund.

(g)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2017.

(h)	Principal amount is stated in 1,000 Brazilian Real Units.

(i)	Principal amount is stated in 100 Mexican Peso Units.

(j)	The rate represents the effective yield at December 31, 2017.

(k)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(l)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(m)	See Federal Tax Information listed in the Notes to the Consolidated Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country*	Percentage
Argentina	0.5%
Australia	1.0%
Belgium	0.2%
Bermuda	— %^
Brazil	1.0%
Canada	0.7%
Cayman Islands	— %^
Chile	— %^
China	0.1%
Czech Republic	— %^
Denmark	— %^
European Community	0.2%
Finland	0.1%
France	1.4%
Germany	1.4%
Guernsey	— %^
Hong Kong	0.4%
Hungary	0.1%
India	0.7%
Indonesia	0.1%
Ireland (Republic of)	— %^
Israel	— %^
Italy	0.6%

Country	Percentage
Japan	4.8%
Jersey	0.1%
Liberia	— %^
Luxembourg	0.1%
Mexico	0.6%
Netherlands	0.9%
Norway	— %^
Panama	— %^
Poland	0.7%
Portugal	0.1%^
Republic of Korea (South)	0.3%
Singapore	0.1%
South Africa	— %^
Spain	0.2%
Sweden	0.1%
Switzerland	0.8%
Taiwan, Province Of China	0.3%
Thailand	0.1%
Turkey	— %^
United Arab Emirates	0.2%
United Kingdom	2.0%
United States	80.1%

100.0%

^	Represents less than 0.05%.
*	The portfolio composition percent of net assets by country does not include geographical information of the investments of the Affiliated Investment Companies held by the Fund.

Futures Contracts

Cash of $41,090,547 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
DJ EURO STOXX 50 March Futures (Euro)(a)	3/16/18	4	(167,622)	$3,436
NASDAQ 100 E-Mini March Futures (U.S. Dollar)(a)	3/16/18	24	(3,076,200)	(10,184)
Nikkei 225 Index March Futures (Japanese Yen)(a)	3/8/18	4	(402,982)	(644)
S&P 500 Index E-Mini March Futures (U.S. Dollar)(a)	3/16/18	12	(1,605,600)	(16,821)

				$(24,213)

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	154	20,605,200	$339,371
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/18	168	20,839,875	(113,337)

				226,034

Total Net Futures Contracts				$201,821

Option Contracts(a)

At December 31, 2017, the Fund’s over-the-counter options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(b)	Fair Value
BP plc	UBS Warburg	Call	40.00 USD	1/18/19	33,891	1,355,640	$121,622
Chevron Corp.	UBS Warburg	Call	125.00 USD	1/18/19	10,746	1,343,250	90,411
Conocophilips	UBS Warburg	Call	52.50 USD	1/18/19	17,866	937,965	117,607
Euro Stoxx 50 Index	Deutsche Bank	Call	3426.55 EUR	9/21/18	106	363,214	21,106
Exxon Mobil Corp.	UBS Warburg	Call	95.00 USD	1/18/19	7,306	694,070	8,264
Franklin Resources, Inc.	Goldman Sachs	Call	45.00 USD	1/19/18	10,439	469,755	2,339
Occidental Petroleum Corp.	UBS Warburg	Call	75.00 USD	1/18/19	15,702	1,177,650	79,436
Royal Dutch Shell plc	UBS Warburg	Call	60.00 USD	1/18/19	19,345	1,160,700	147,293
S&P 500 Index	Deutsche Bank	Call	2685.00 USD	1/19/18	1,326	3,560,310	19,467
S&P 500 Index	BNP Paribas	Call	2690.00 USD	2/16/18	1,594	4,287,860	37,466
S&P 500 Index	UBS Warburg	Call	2670.00 USD	3/16/18	903	2,411,010	43,573
S&P 500 Index	Bank of America	Call	2675.00 USD	3/16/18	903	2,415,525	40,721
S&P 500 Index	Societe Generale	Call	2675.00 USD	3/29/18	637	1,703,975	32,790
S&P 500 Index	Morgan Stanley	Call	2695.00 USD	4/20/18	465	1,253,175	22,451
S&P 500 Index	Citigroup	Call	2700.00 USD	4/20/18	531	1,433,700	24,074
Schlumberger, Ltd.	UBS Warburg	Call	90.00 USD	1/18/19	10,576	951,840	7,654
SPDR Gold Shares(c)	Morgan Stanley	Call	125.00 USD	1/19/18	5,374	671,750	3,353
SPDR Gold Shares(c)	Morgan Stanley	Call	126.00 USD	1/19/18	5,375	677,250	2,134
SPDR Gold Shares(c)	Morgan Stanley	Call	130.00 USD	2/16/18	13,501	1,755,130	4,657
SPDR Gold Shares(c)	Morgan Stanley	Call	127.00 USD	3/16/18	13,457	1,709,039	16,171
Suncor Energy, Inc.	UBS Warburg	Call	35.00 USD	1/18/19	22,818	798,630	94,438
Synchrony Financial	Goldman Sachs	Call	35.00 USD	1/19/18	11,562	404,670	43,731
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1785.00 JPY	1/12/18	132,185	235,950,225	46,124
Tokyo Stock Exchange Price Index	Citigroup	Call	1785.00 JPY	2/09/18	95,294	170,099,790	45,849
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1800.00 JPY	3/09/18	105,769	190,384,200	52,186
Total SA	UBS Warburg	Call	60.00 USD	1/18/19	23,303	1,398,180	37,437
Travelers Companies, Inc.	Goldman Sachs	Call	135.00 USD	1/19/18	4,163	562,005	8,855
SPDR Gold Shares(c)	Morgan Stanley	Put	117.00 USD	1/19/18	10,749	1,257,633	612

Total (Cost $815,159)							$1,171,821

At December 31, 2017, the Funds’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(b)	Fair Value
FleetCor Technologies, Inc.	Barclays Bank	Call	180.00 USD	1/18/19	1,321	237,780	$(39,108)
Pioneer Natural Resources Co.	UBS Warburg	Call	165.00 USD	1/18/19	2,826	466,290	(78,241)
SPDR Gold Shares(c)	Morgan Stanley	Call	140.00 USD	3/16/18	13,457	1,883,980	(1,705)
Synchrony Financial	Bank of America	Call	35.00 USD	1/19/18	11,562	404,670	(43,731)
United Continental Holdings, Inc.	Deutsche Bank	Call	75.00 USD	1/18/19	3,469	260,175	(22,065)
BP plc	UBS Warburg	Put	25.00 USD	1/18/19	33,891	847,275	(5,745)

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(b)	Fair Value
Chevron Corp.	UBS Warburg	Put	80.00 USD	1/18/19	10,746	859,680	$(6,900)
Conocophilips	UBS Warburg	Put	35.00 USD	1/18/19	17,866	625,310	(7,615)
Euro Stoxx 50 Index	Deutsche Bank	Put	2586.07 EUR	9/21/18	106	274,123	(2,563)
Exxon Mobil Corp.	UBS Warburg	Put	60.00 USD	1/18/19	7,306	438,360	(4,292)
Occidental Petroleum Corp.	UBS Warburg	Put	45.00 USD	1/18/19	15,702	706,590	(7,450)
Royal Dutch Shell plc	UBS Warburg	Put	40.00 USD	1/18/19	19,345	773,800	(3,160)
S&P 500 Index	Deutsche Bank	Put	2500.00 USD	1/19/18	663	1,657,500	(1,921)
S&P 500 Index	BNP Paribas	Put	2450.00 USD	2/16/18	797	1,952,650	(4,405)
Schlumberger, Ltd.	UBS Warburg	Put	60.00 USD	1/18/19	10,576	634,560	(35,493)
SPDR Gold Shares(c)	Morgan Stanley	Put	120.00 USD	1/19/18	10,749	1,289,880	(1,885)
SPDR Gold Shares(c)	Morgan Stanley	Put	115.00 USD	2/16/18	9,491	1,091,465	(1,007)
SPDR Gold Shares(c)	Morgan Stanley	Put	115.00 USD	3/16/18	5,666	651,590	(1,176)
Suncor Energy, Inc.	UBS Warburg	Put	25.00 USD	1/18/19	22,818	570,450	(11,005)
Tokyo Stock Exchange Price Index	Citigroup	Put	1675.00 JPY	2/09/18	95,294	159,617,450	(3,897)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	1650.00 JPY	3/09/18	105,769	174,518,850	(7,475)
Total SA	UBS Warburg	Put	40.00 USD	1/18/19	23,303	932,120	(11,335)

Total (Premiums $554,141)							$(302,174)

At December 31, 2017, the Fund’s over-the-counter currency options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Value	Fair Value
European Dollar Call Currency Option (EUR/USD)	UBS Warburg	Call	1.20 EUR	3/27/18	10,512,802	$220,129
European Dollar Call Currency Option (EUR/USD)	Barclays Bank	Call	1.19 EUR	5/18/18	53,161	180,046
Japanese Yen Put Currency Option (JPY/USD)	BNP Paribas SA	Put	111.75 JPY	1/12/18	53,448	11,094

Total (Cost $297,701)						$411,269

At December 31, 2017, the Fund’s over-the-counter currency options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Value	Fair Value
Japanese Yen Call Currency Option (USD/JPY)	BNP Paribas SA	Call	115.00 USD	1/12/18	(53,448)	$(1,582)
South African Rand Call Currency Option (USD/ZAR)	BNP Paribas SA	Call	15.25 USD	1/26/18	(13,299)	(594)
Japanese Yen Put Currency Option (USD/JPY)	BNP Paribas SA	Put	108.00 USD	1/12/18	(53,448)	(768)

Total (Premiums $95,352)						$(2,944)

At December 31, 2017, the Fund’s open over-the-counter interest rate swaptions purchased were as follows:

Description and terms of payments to be received from another party	Description and terms of payments to be paid to another party	Expiration Date	Counterparty	Notional Amount (Local)		Value	Unrealized Appreciation/ (Depreciation)
Fixed 2.46% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	1/4/18	Goldman Sachs	538	USD	$2,849	$(17,684)
Fixed 1.07% Semi-annually	6-Month Japanese Yen LIBOR Rate BBA Semi-annually	4/4/18	Deutsche Bank	1,006,980	JPY	3	(21,144)
Fixed 2.15% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	4/24/18	Goldman Sachs	2,680	USD	73,242	(111,125)
Fixed 2.75% Quarterly	3-Month US Dollar LIBOR BBA Quarterly	5/2/18	Goldman Sachs	126	USD	16,106	(44,985)

Total (Cost $287,138)						$92,200	$(194,938)

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

At December 31, 2017, the Fund’s open over-the-counter interest rate swaptions written were as follows:

Description and terms of payments to be received from another party	Description and terms of payments to be paid to another party	Expiration Date	Counterparty	Notional Amount (Local)		Value	Unrealized Appreciation/ (Depreciation)
Fixed 2.61% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	1/4/18	Goldman Sachs	(538)	USD	$(102)	$3,486
Fixed 2.4% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	4/24/18	Goldman Sachs	(1,340)	USD	(43,195)	22,191
Fixed 1.9% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	4/28/18	Goldman Sachs	(2,680)	USD	(17,988)	60,797
Fixed 2.50% Quarterly	3-Month US Dollar LIBOR BBA Quarterly	5/2/18	Goldman Sachs	(575)	USD	(12,174)	30,603

Total (Premiums $190,536)						$(73,459)	$117,077

Forward Currency Contracts(a)

At December 31, 2017, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Dollar	1,033,000	Mexican Peso	19,196,961	UBS Warburg	1/11/18	$58,560
U.S. Dollar	826,000	Mexican Peso	15,771,644	Deutsche Bank	1/18/18	26,515
U.S. Dollar	2,423,339	Australian Dollar	3,095,000	Goldman Sachs	1/25/18	8,903
U.S. Dollar	947,653	New Zealand Dollar	1,325,000	JPMorgan Chase	2/22/18	9,576
U.S. Dollar	875,157	European Euro	738,000	UBS Warburg	2/26/18	(13,170)
U.S. Dollar	383,809	British Pound	290,000	UBS Warburg	2/26/18	(8,368)
U.S. Dollar	427,691	Australian Dollar	550,000	Citigroup	4/6/18	(1,266)
U.S. Dollar	1,060,911	Australian Dollar	1,395,000	Deutsche Bank	4/13/18	(27,067)

						$53,683

Long Contracts:
British Pound	789,000	U.S. Dollar	1,037,653	JPMorgan Chase	2/8/18	$28,792
British Pound	789,000	U.S. Dollar	1,037,890	JPMorgan Chase	2/16/18	28,798
British Pound	787,000	U.S. Dollar	1,035,476	JPMorgan Chase	2/23/18	28,720
European Euro	1,628,000	U.S. Dollar	1,922,017	UBS Warburg	3/15/18	39,725
European Euro	876,000	Polish Zloty	3,713,101	Deutsche Bank	3/16/18	(11,793)
European Euro	1,255,000	U.S. Dollar	1,485,976	UBS Warburg	3/16/18	26,401
European Euro	1,633,000	U.S. Dollar	1,931,676	UBS Warburg	4/12/18	39,723
Japanese Yen	6,817,986	U.S. Dollar	60,424	BNP Paribas SA	1/4/18	107
Japanese Yen	7,345,532	U.S. Dollar	65,276	Barclays Bank	1/5/18	(57)
Japanese Yen	115,725,000	U.S. Dollar	1,031,027	Barclays Bank	3/8/18	(361)
Japanese Yen	138,290,000	U.S. Dollar	1,224,805	Goldman Sachs	3/15/18	7,398
New Zealand Dollar	1,325,000	U.S. Dollar	913,091	JPMorgan Chase	2/22/18	24,986
Norwegian Krone	6,648,000	U.S. Dollar	833,041	Morgan Stanley	1/26/18	(22,358)
Swedish Krona	8,719,893	European Euro	882,000	Deutsche Bank	3/22/18	5,445
Swedish Krona	8,722,980	European Euro	882,000	BNP Paribas SA	3/29/18	5,803

						$201,329

Swap Agreements(a)
At December 31, 2017, the Fund’s open over-the-counter credit default swap agreements (buy protection) were as follows:(d)
Description	Counterparty	Payment Frequency	Implied Credit Spread at December 31, 2017(e)	Expiration Date	Notional Amount(f)		Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Airbus SE	Barclays Bank	Quarterly	0.28%	6/20/22	269,838	EUR	$(10,491)	$(9,250)	$(1,241)
Airbus SE	Barclays Bank	Quarterly	0.28%	6/20/22	134,950	EUR	(5,247)	(4,979)	(268)
AKZO Nobel	Barclays Bank	Quarterly	0.46%	6/20/22	269,838	EUR	(7,870)	(6,389)	(1,481)
BASF SE	Barclays Bank	Quarterly	0.24%	6/20/22	269,838	EUR	(11,041)	(9,973)	(1,068)
Bayer AG	Barclays Bank	Quarterly	0.33%	6/20/22	269,838	EUR	(9,712)	(8,962)	(750)

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Description	Counterparty	Payment Frequency	Implied Credit Spread at December 31, 2017(e)	Expiration Date	Notional Amount(f)		Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets	Barclays Bank	Quarterly	0.40%	6/20/22	269,838	EUR	$(8,769)	$(6,388)	$(2,381)
Royal Dutch Shell plc	Barclays Bank	Quarterly	0.28%	6/20/22	134,950	EUR	(5,222)	(4,465)	(757)
Royal Dutch Shell plc	Barclays Bank	Quarterly	0.28%	6/20/22	269,838	EUR	(10,442)	(8,100)	(2,342)
Saint-Gobain	Barclays Bank	Quarterly	0.36%	6/20/22	269,838	EUR	(9,313)	(7,814)	(1,499)
Statoil ASA	Barclays Bank	Quarterly	0.15%	6/20/22	269,838	EUR	(12,488)	(10,118)	(2,370)
Volkswagen	Barclays Bank	Quarterly	0.47%	6/20/22	269,838	EUR	(7,737)	(5,539)	(2,198)

							$(98,332)	$(81,977)	$(16,355)

At December 31, 2017, the Fund’s open centrally cleared credit default swap agreements (buy protection) were as follows:

Description	Clearing Agent	Payment Frequency	Implied Credit Spread at December 31, 2017(e)	Expiration Date	Notional Amount(f)	Fixed Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North America High Yield Index Swap Agreement with Series 29	Bank of America	Quarterly	3.07%	12/20/22	$759,099	5.00%	$(62,870)	$(56,292)	$(6,578)

							$(62,870)	$(56,292)	$(6,578)

At December 31, 2017, the Fund’s open over-the-counter variance swap agreements were as follows:

Reference Entity	Counterparty	Strike Price	Expiration Date	Notional Amount (Local)	Upfront Premiums Paid/ (Received)	Amount at Value	Unrealized Appreciation/ (Depreciation)
5yr-30yr Constant Maturity Swap Capital	Goldman Sachs	$0.31	11/6/18	$8,330,000	$25,546	$4,920	$(20,626)

Total (Premiums $25,546)						$4,920	$(20,626)

At December 31, 2017, the Fund’s open over-the-counter currency swap agreements were as follows:

Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Value	Unrealized Appreciation/ (Depreciation)
Pay	1.963%	3/15/18	Bank of America	131,550,000	JPY	$(8,454)	$(8,454)
Pay	1.838%	3/15/18	Bank of America	86,950,000	JPY	(224)	(224)
Pay	2.012%	10/15/18	Bank of America	273,450,000	JPY	209,101	209,101

						$200,423	$200,423

At December 31, 2017, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Description and terms of payments to be received from another party	Description and terms of payments to be paid to another party	Expiration Date	Clearing Agent	Notional Amount (Local)		Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
6-Month Euro Interbank Offer Rate (EURIBOR) Semi-annually	Fixed 0.415% Annually	3/7/23	Bank of America	4,684,846	EUR	$59	$(16,878)	$(16,937)
Fixed 2.403% Semi-annually	3-Month U.S. Dollar LIBOR BBA Quarterly	3/7/23	Bank of America	5,293,612	USD	64	29,661	29,597
Fixed 2.33% Semi-annually	3-Month U.S. Dollar LIBOR BBA Quarterly	6/14/23	Bank of America	5,698,956	USD	69	2,302	2,233
6-Month Euro Interbank Offer Rate (EURIBOR) Semi-annually	Fixed 0.340% Annually	6/14/23	Bank of America	4,569,918	EUR	65	23,835	23,770

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Description and terms of payments to be received from another party	Description and terms of payments to be paid to another party	Expiration Date	Clearing Agent	Notional Amount (Local)		Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
6-Month Euro Interbank Offer Rate (EURIBOR) Semi-annually	Fixed 0.373% Annually	8/15/26	Bank of America	1,778,707	EUR	28	$61,695	$61,667

							$100,615	$100,330

At December 31, 2017, the Fund’s open over-the-counter total return swap agreements were as follows:

Pay/ Receive	Description	Expiration Date	Counterparty	Notional Amount (Local)		Unrealized Appreciation/ (Depreciation)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	60,300	EUR	$19,651
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	131,430	EUR	41,642
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	122,040	EUR	37,575
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	92,430	EUR	27,101
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/20	BNP Paribas SA	51,650	EUR	11,997
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	106,900	EUR	23,634
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	106,700	EUR	39,062
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,920	EUR	10,869
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	67,410	EUR	25,446
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,800	EUR	11,013
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,860	EUR	10,941
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	29,100	EUR	10,653
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	36,240	EUR	900
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	56,450	EUR	6,238
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	59,750	EUR	2,279
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	53,400	EUR	9,898
Pay	EURO Stoxx 50 Index Dividends December Futures	12/16/22	BNP Paribas SA	55,400	EUR	5,219
Pay	EURO Stoxx 50 Index Dividends December Futures	12/16/22	BNP Paribas SA	126,500	EUR	5,939
Pay	EURO Stoxx 50 Index Dividends December Futures	12/16/22	BNP Paribas SA	32,850	EUR	3,599
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/22	BNP Paribas SA	54,450	EUR	6,358
Pay	EURO Stoxx 50 Index Dividends December Futures	12/15/23	BNP Paribas SA	79,520	EUR	1,092
Pay	NIKKEI 225 Dividend Index E-Mini April Futures	4/03/23	JPMorgan Chase	4,280,000	JPY	6,258
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	4/02/18	BNP Paribas SA	19,830,600	JPY	21,190
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	4/02/18	BNP Paribas SA	20,025,000	JPY	19,466
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	10,560,000	JPY	20,664
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	10,312,500	JPY	22,861
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	20,514,000	JPY	46,707
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	13,960,000	JPY	42,145
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	17,000,000	JPY	56,675
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	4/01/20	BNP Paribas SA	10,488,000	JPY	31,449
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	3,880,000	JPY	8,477
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	15,520,000	JPY	33,907
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	3,855,000	JPY	8,699
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	7,655,000	JPY	17,886
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	4,215,000	JPY	5,503
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	4,260,000	JPY	5,787
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	15,720,000	JPY	34,866
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	7,970,000	JPY	16,457
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	7,950,000	JPY	16,634
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/23	BNP Paribas SA	4,230,000	JPY	6,702
Pay	S&P 500 Index Dividends December Futures	12/21/18	BNP Paribas SA	257,125	USD	30,525
Pay	S&P 500 Index Dividends December Futures	12/18/20	Goldman Sachs	107,944	USD	23,006
Pay	S&P 500 Index Dividends December Futures	12/17/21	BNP Paribas SA	133,513	USD	33,550

						$820,520

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	Notional value is expressed as the number of contracts multiplied by the strike price of the underlying asset.

(c)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(d)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(e)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(f)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the consolidated financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in non-affiliates, at cost	$389,376,790
Investments in affiliates, at cost	345,414,602

Total Investment securities, at cost	$734,791,392

Investments in non-affiliates, at value*	$434,756,225
Investments in affiliates, at value	375,008,055

Total Investment securities, at value	$809,764,280
Segregated cash for collateral	42,065,547
Interest and dividends receivable	1,196,229
Foreign currency, at value (cost $263,136)	264,413
Unrealized appreciation on forward currency contracts	339,452
Unrealized appreciation on swap agreements	1,029,621
Premiums paid on swaps	25,546
Receivable for investments sold	600,983
Receivable for capital shares issued	89,172
Receivable for variation margin on swap agreements	17,779
Receivable for variation margin on futures contracts	37,272
Reclaims receivable	234,362
Prepaid expenses	7,240

Total Assets	855,671,896

Liabilities:
Cash overdraft	226,705
Cash received as collateral for derivatives	2,100,042
Written options contracts (Proceeds received $840,029)	378,577
Unrealized depreciation on swap agreements	45,659
Premiums received on swaps	81,977
Unrealized depreciation on forward currency contracts	84,440
Payable for investments purchased	414,559
Payable for collateral received on loaned securities	17,308,385
Payable for capital shares redeemed	159,701
Payable for variation margin on swap agreements	696
Interest payable on securities sold short	1,145
Accrued foreign taxes	45,834
Manager fees payable	338,738
Administration fees payable	15,935
Distribution fees payable	88,633
Custodian fees payable	17,228
Administrative and compliance services fees payable	6,201
Transfer agent fees payable	1,022
Trustee fees payable	1,497
Other accrued liabilities	190,575

Total Liabilities	21,507,549

Net Assets	$834,164,347

Net Assets Consist of:
Capital	$709,054,805
Accumulated net investment income/(loss)	(2,485,215)
Accumulated net realized gains/(losses) from investment transactions	50,778,574
Net unrealized appreciation/(depreciation) on investments	76,816,183

Net Assets	$834,164,347

Shares of beneficial interest (unlimited number of shares authorized, no par value)	66,271,296
Net Asset Value (offering and redemption price per share)	$12.59

*	Includes securities on loan of $16,727,800.

Consolidated Statement of Operations

For the Period Ended December 31, 2017

Investment Income:
Dividends from affiliates	$4,890,399
Dividends	5,638,999
Interest	3,465,021
Income from securities lending	160,809
Other Income	18,474
Foreign withholding tax	(275,772)

Total Investment Income	13,897,930

Expenses:
Manager fees	3,961,746
Administration fees	228,526
Distribution fees — Class 2	1,043,261
Custodian fees	341,133
Administrative and compliance services fees	16,060
Transfer agent fees	11,770
Trustee fees	57,135
Professional fees	62,332
Shareholder reports	33,361
Dividends on securities sold short	45,326
Recoupment of prior expenses reimbursed by the manager	3,050
Other expenses	98,120

Total expenses	5,901,820

Net Investment Income/(Loss)	7,996,110

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	18,904,114
Net realized gains/(losses) on affiliated transactions	3,443,956
Net realized gains/(losses) on futures contracts	1,443,636
Net realized gains/(losses) on written options contracts	862,277
Net realized gains/(losses) on securities transactions held short	(607,227)
Net realized gains/(losses) on swap agreements	(71,966)
Net realized gains/(losses) on forward currency contracts	1,124,464
Change in net unrealized appreciation/depreciation on investments and foreign currencies	29,827,617
Change in net unrealized appreciation/depreciation on affiliated transactions	27,782,226
Change in net unrealized appreciation/depreciation on futures contracts	261,254
Change in net unrealized appreciation/depreciation on written option contracts	763,098
Change in net unrealized appreciation/depreciation on securities transactions held short	114,807
Change in net unrealized appreciation/depreciation on swap agreements	760,743
Change in net unrealized appreciation/depreciation on forward currency contracts	(2,287,701)
Change in accrued foreign tax liability	(41,298)

Net Realized/Unrealized Gains/(Losses) on Investments	82,280,000

Change in Net Assets Resulting From Operations	$90,276,110

See accompanying notes to the consolidated financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$7,996,110	$6,962,255
Net realized gains/(losses) on investment transactions	25,099,254	(4,625,667)
Change in unrealized appreciation/depreciation on investments	57,180,746	24,523,262

Change in net assets resulting from operations	90,276,110	26,859,850

Distributions to Shareholders:
From net investment income	(3,178,036)	(21,857,180)
From net realized gains	—	(29,417,164)

Change in net assets resulting from distributions to shareholders	(3,178,036)	(51,274,344)

Capital Transactions:
Proceeds from shares issued	8,651,752	18,938,747
Proceeds from dividends reinvested	3,178,036	51,274,343
Value of shares redeemed	(79,282,868)	(61,642,093)

Change in net assets resulting from capital transactions	(67,453,080)	8,570,997

Change in net assets	19,644,994	(15,843,497)
Net Assets:
Beginning of period	814,519,353	830,362,850

End of period	$834,164,347	$814,519,353

Accumulated net investment income/(loss)	$(2,485,215)	$(7,218,620)

Share Transactions:
Shares issued	710,754	1,644,044
Dividends reinvested	258,587	4,565,836
Shares redeemed	(6,584,146)	(5,372,625)

Change in shares	(5,614,805)	837,255

See accompanying notes to the consolidated financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$11.33	$11.69	$12.22	$12.02		$10.54

Investment Activities:
Net Investment Income/(Loss)	0.11	0.10	0.07	0.10		0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.20	0.27	(0.26)	0.16		1.43

Total from Investment Activities	1.31	0.37	(0.19)	0.26		1.48

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.31)	(0.14)	—	(a)	—
Net Realized Gains	—	(0.42)	(0.20)	(0.06)		—	(a)

Total Dividends	(0.05)	(0.73)	(0.34)	(0.06)		—	(a)

Net Asset Value, End of Period	$12.59	$11.33	$11.69	$12.22		$12.02

Total Return(b)	11.54%	3.34%	(1.57)%	2.18%		14.08%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$834,164	$814,519	$830,363	$818,435		$681,691
Net Investment Income/(Loss)	0.97%	0.85%	0.67%	0.96%		0.55%
Expenses Before Reductions*(c)	0.71%	1.11%	1.18%	1.18%		1.21%
Expenses Net of Reductions*	0.71%	1.11%	1.18%	1.18%		1.21%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly*	0.71%	1.11%	1.18%	1.18	%(d)	1.21	%(d)
Portfolio Turnover Rate(e)	40%	91%	64%	61%		40%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(e)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the consolidated financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP BlackRock Global Strategy Plus Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Consolidation of Subsidiaries

During the year ended December 31, 2017, the Fund primarily invested in shares of another mutual fund managed by the Manager, the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”), a wholly-owned and controlled subsidiary of the Fund. As of December 31, 2017, the Fund’s aggregate investment in the VIP Subsidiary was $417,665,987, representing 50.07% of the Fund’s net assets.

The VIP Subsidiary’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund I, Ltd. (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the VIP Subsidiary formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiaries’ financial statements, including its investments, and its operating results have been consolidated with those of the Fund which includes the consolidation of the Cayman Subsidiary. All intercompany transactions have been eliminated.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Consolidated Schedule of Portfolio of Investments.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $24 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $15,163 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

The fund had securities lending transactions of $17,308,385 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2017, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL MVP BlackRock Global Strategy Plus Fund	$87,390	$—	$—

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2017, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $10.4 million and the monthly average notional amount for short contracts was $15.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Consolidated Statement of Operations.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $42.0 million and the monthly average notional amount for short contracts was $10.5 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2017, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

For the year ended December 31, 2017, the monthly average notional amount for written options contracts was $2.0 million. Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the VIP Subsidiary or Cayman Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2017, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $27 million for the year ended December 31, 2017.

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate. The monthly average gross notional amount for currency swaps was $4.4 million for the year ended December 31, 2017.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The monthly average gross notional amount for total return swaps was $4.9 million for the year ended December 31, 2017.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

owed to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

As of December 31, 2017, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The monthly average gross notional amount for credit default swaps was $4.7 million for the year ended December 31, 2017.

Variance swaps involve the agreement of two parties to exchange cash flows based on the measured variance (or square of the volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swaps is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price. This type of swap is essentially a forward contract on the future realized price variance of the underlying asset. The monthly average gross notional amount for variance swaps was $1.4 million for the year ended December 31, 2017.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$342,807	Payable for variation margin on futures contracts*	$27,649

Option Contracts			Written options contracts	302,174

Total Return Swap Agreements	Unrealized appreciation on swap agreements	820,520	Unrealized depreciation on swap agreements	—

Credit Risk

Centrally Cleared Credit Default Swap Agreements	Unrealized appreciation on swap agreements*	—	Unrealized depreciation on swap agreements*	6,578

Over-The-Counter Credit Default Swap Agreements		—		16,355

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	113,337

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements*	117,267	Unrealized depreciation on swap agreements*	16,937

Swaption Contracts			Written options contracts	73,459

Variance Swap Agreements	Unrealized appreciation on swap agreements	—	Unrealized depreciation on swap agreements*	20,626

Foreign Exchange Risk

Currency Swap Agreements	Unrealized appreciation on swap agreements	209,101	Unrealized depreciation on swap agreements	8,678

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	339,452	Unrealized depreciation on forward currency contracts	84,440

Options Contracts			Written options contracts	2,944

*	Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these centrally cleared swap agreements are reported within the Consolidated Statement of Assets and Liabilities.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

	Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations
	Net Realized Gains/(Losses) on Futures Contracts	Net Realized Gains/(Losses) on Swap Agreements	Net Realized Gains/(Losses) on Written Option Contracts	Net Realized Gains/(Losses) on Forward Currency Contracts
Equity Risk	$1,275,664	$100,141	$377,827	$—
Credit Risk	—	40,976	—	—
Interest Rate Risk	167,971	(213,083)	(142,167)	—
Foreign Exchange Rate Risk	—	—	626,617	1,124,464

	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Change in Net Unrealized Appreciation/Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Written Option Contracts	Change in Net Unrealized Appreciation/Depreciation on Forward Currency Contracts
Equity Risk	$248,759	$544,522	$147,183	$—
Credit Risk	—	(76,555)	—	—
Interest Rate Risk	12,495	414,504	471,228	—
Foreign Exchange Rate Risk	—	(121,728)	144,687	(2,287,701)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2017. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

As of December 31, 2017, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$37,272	$—
Option contracts	—	378,577
Forward currency contracts	339,452	84,440
Swap agreements	1,052,320	107,706

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	1,429,044	570,723
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(55,051)	(696)

Total assets and liabilities subject to a MNA	$1,373,993	$570,027

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2017:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$209,101	$(52,409)	$—	$(197,413)	$—
BNP Paribas SA	797,166	(7,349)	—	(830,000)	—
Citigroup	—	—	—	(64,760)	—
Deutsche Bank	31,960	(31,960)	—	(7,127))	—
Goldman Sachs	44,227	(44,227)	—	(110,042)	—
JPMorgan Chase	127,130	—	—	(10,000)	117,130
Societe Generale	—	—	—	(30,000)	—
UBS Warburg	164,409	(164,409)	—	—	—

Total	$1,373,993	$(300,354)	$—	$(1,249,342)	$117,130

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2017:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$52,409	$(52,409)	$—	$—	$—
Barclays Bank	137,858	—	—	—	137,858
BNP Paribas SA	7,349	(7,349)	—	—	—
Citigroup	5,163	—	—	—	5,163
Deutsche Bank	65,409	(31,960)	—	—	33,449
Goldman Sachs	73,459	(44,227)	—	—	29,232
Morgan Stanley	35,606	—	—	—	35,606
UBS Warburg	192,774	(164,409)	—	—	28,365

Total	$570,027	$(300,354)	$—	$—	$269,673

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP BlackRock Global Strategy Plus Fund	0.10%	0.15%
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayments by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2017	Shares as of 12/31/2017	Dividend Income
AZL Enhanced Bond Index Fund	$220,670,678	$7,652,344	$(4,344,150)	$(5,187)	$4,588,676	$228,562,361	20,988,279	$2,109,766
AZL MSCI Global Equity Index Fund	144,706,339	2,780,633	(27,683,969)	3,449,143	23,193,548	146,445,694	13,052,201	2,780,633

	$365,377,017	$10,432,977	$(32,028,119)	$3,443,956	$27,782,224	$375,008,055	34,040,480	$4,890,399

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $8,542 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016. The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total
Bank Loans	$—	$1,758,274	$—	$—	$1,758,274
Collateralized Mortgage Obligations	—	617,841	—	—	617,841
Common Stocks
Aerospace & Defense	307,940	2,732,236	—	—	3,040,176
Air Freight & Logistics	—	11,542	—	—	11,542
Airlines	2,742,921	1,604,541	—	—	4,347,462
Auto Components	90,837	6,798,459	—	—	6,889,296
Automobiles	5,899	3,941,992	—	—	3,947,891
Banks	8,966,881	7,943,434	—	—	16,910,315
Beverages	278,448	1,685,453	—	—	1,963,901
Building Products	819,337	1,231,349	—	—	2,050,686
Capital Markets	5,849,629	2,343,924	—	—	8,193,553
Chemicals	6,672,145	6,253,869	—	—	12,926,014
Communications Equipment	1,256,434	1,002,229	—	—	2,258,663
Construction & Engineering	—	1,671,722	—	—	1,671,722
Construction Materials	12,053	165,180	—	—	177,233
Containers & Packaging	900,770	1,129	—	—	901,899
Distributors	—	91,785	—	—	91,785
Diversified Financial Services	177,803	138,128	—	—	315,931
Diversified Telecommunication Services	1,207,218	4,867,378	—	—	6,074,596
Electric Utilities	2,074,689	1,620,835	—	—	3,695,524
Electrical Equipment	66,059	1,801,237	—	—	1,867,296
Electronic Equipment, Instruments & Components	3,839	1,269,945	—	—	1,273,784
Equity Real Estate Investment Trusts	111,788	825,504	—	—	937,292
Food & Staples Retailing	1,343,976	123,257	—	—	1,467,233
Food Products	188,357	7,205,453	—	—	7,393,810
Gas Utilities	—	1,655,612	—	—	1,655,612
Health Care Equipment & Supplies	1,995,936	903,371	—	—	2,899,307
Health Care Providers & Services	4,837,389	2,249,657	—	—	7,087,046
Hotels, Restaurants & Leisure	1,275,447	711,947	—	—	1,987,394
Household Durables	1,453,441	835,237	—	—	2,288,678
Household Products	141,130	12,951	—	—	154,081
Independent Power & Renewable Electricity Producers	802,068	7,448	—	—	809,516
Industrial Conglomerates	1,682,585	4,088,389	—	—	5,770,974
Insurance	4,626,958	2,075,856	—	—	6,702,814
Internet & Direct Marketing Retail	4,846,819	1,829	—	—	4,848,648
Internet Software & Services	8,780,149	5,170	1,360,105	—	10,145,424
IT Services	5,483,599	1,408,387	—	—	6,891,986
Machinery	197,057	3,607,321	—	—	3,804,378
Marine	—	6,896	—	—	6,896
Media	8,104,209	1,277,472	—	—	9,381,681
Metals & Mining	37,673	477,151	—	—	514,824
Multi-Utilities	935,297	2,451,969	—	—	3,387,266
Oil, Gas & Consumable Fuels	13,384,644	4,961,127	—	—	18,345,771
Personal Products	1,152,582	597,223	—	—	1,749,805
Pharmaceuticals	3,359,272	5,782,860	—	—	9,142,132
Professional Services	36,572	520,412	—	—	556,984
Real Estate Management & Development	893,799	3,751,014	—	—	4,644,813
Road & Rail	1,328,452	3,142,321	—	—	4,470,773
Semiconductors & Semiconductor Equipment	3,620,208	1,747,355	—	—	5,367,563
Software	10,156,614	12,445	2,259,500	—	12,428,559
Specialty Retail	3,496,838	208,429	—	—	3,705,267
Technology Hardware, Storage & Peripherals	6,322,469	31,055	—	—	6,353,524
Textiles, Apparel & Luxury Goods	32,793	786,673	—	—	819,466
Thrifts & Mortgage Finance	—	213,678	—	—	213,678
Tobacco	14,263	562,143	—	—	576,406
Trading Companies & Distributors	74,437	5,084	—	—	79,521
Transportation Infrastructure	—	98,607	—	—	98,607
Wireless Telecommunication Services	642,115	3,655,305	—	—	4,297,420
Other Common Stocks+	4,308,243	—	—	—	4,308,243

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total
Convertible Bonds	$—	$1,515,245	$—	$—	$1,515,245
Convertible Preferred Stocks
Equity Real Estate Investment Trusts	360,537	593,749	—	—	954,286
Internet Software & Services	—	—	905,902	—	905,902
Other Convertible Preferred Stocks+	—	2,047,497	—	—	2,047,497
Corporate Bonds+	—	10,268,211	—	—	10,268,211
Foreign Bonds+	—	34,041,174	—	—	34,041,174
Preferred Stocks
Banks	395,375	76,020	—	—	471,395
Consumer Finance	419,118	—	—	—	419,118
Health Care Providers & Services	—	898,353	410,186	—	1,308,539
Internet Software & Services	—	—	596,420	—	596,420
Software	—	—	658,610	—	658,610
Technology Hardware, Storage & Peripherals	—	7,799	—	—	7,799
Private Placements	—	—	45,559	—	45,559
U.S. Treasury Obligations	—	90,679,320	—	—	90,679,320
Warrant	—	11	—	—	11
Yankee Dollars+	—	11,102,940	—	—	11,102,940
Affiliated Investment Companies	375,008,055	—	—	—	375,008,055
Exchange Traded Fund	15,632,487	—	—	—	15,632,487
Securities Held as Collateral for Securities on Loan	—	—	—	17,308,385	17,308,385
Unaffiliated Investment Company	8,839,261	—	—	—	8,839,261
Purchased Options	—	1,583,090	—	—	1,583,090
Purchased Swaptions	—	92,200	—	—	92,200

Total Investment Securities	527,754,914	258,464,699	6,236,282	17,308,385	809,764,280

Other Financial Instruments:*
Futures Contracts	201,821	—	—	—	201,821
Written Options	—	(305,118)	—	—	(305,118)
Written Swaptions	—	(73,459)	—	—	(73,459)
Forward Currency Contracts	—	255,012	—	—	255,012
Over-the-Counter Credit Default Swaps	—	(16,355)	—	—	(16,355)
Centrally Cleared Credit Default Swaps	—	(6,578)	—	—	(6,578)
Over-the-Counter Variance Swaps	—	(20,626)	—	—	(20,626)
Over-the-Counter Currency Swaps	—	200,423	—	—	200,423
Centrally Cleared Interest Rate Swaps	—	100,330	—	—	100,330
Total Return Swaps	—	820,520	—	—	820,520

Total Investments	$527,956,735	$259,418,848	$6,236,282	$17,308,385	$810,920,250

+	For detailed industry descriptions, see the accompanying Consolidated Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contracts and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment except futures contracts and centrally cleared interest rate swaps which are presented at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Consolidated Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Strategy Plus Fund	$466,038,704	$532,544,774

For the year ended December 31, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Strategy Plus Fund	$287,373,196	$253,077,097

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2017 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
AliphCom, Inc., 12.00%, 4/1/20	4/27/15	$735,000	$3,065,000	$12,567	0.00%
Aliphcom, 12.00%, 4/1/20	11/11/15	268,000	268,000	1,099	0.00%
Dana Gas Sukuk, Ltd., 7.00%, 10/31/18	5/8/13	650,390	631,620	517,928	0.06%
Domo, Inc., Series E	4/1/15	998,866	144,482	905,902	0.11%
Dropbox, Inc.	1/28/14	1,827,985	95,700	1,358,940	0.16%
Grand Rounds, Inc., Series C	3/31/15	399,608	143,925	410,186	0.05%
Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/22/18 @ 100.00	12/22/14	312,032	527,380	13,185	0.00%
Jawbone	1/24/2017	—	23,389	31,893	0.00%
Logistics UK, Series 2015-1A, Class F, 1.21%, 8/20/25	8/3/15	440,732	459,000	617,841	0.07%
Lookout, Inc.	3/4/15	63,364	5,547	1,165	0.00%
Lookout, Inc., Preffered Shares, Series F	9/19/14	389,996	63,925	596,420	0.07%
Palantir Technologies, Inc., Series I	3/27/14	712,042	116,157	658,610	0.08%
REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14	2/7/12	300,000	400,000	—	—%
TFS Corp., Ltd., 8.75%, 8/1/23, Callable 8/1/19 @ 106.56	7/20/16	2,106,000	1,018,000	712,600	0.09%
Uber Technologies, Inc.	3/21/14	1,063,120	68,532	2,259,500	0.27%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $738,503,613. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$83,178,118
Unrealized (depreciation)	(11,330,752)

Net unrealized appreciation/(depreciation)	$71,847,366

Capital loss carry forwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2017, the Fund utilized $439,156 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Strategy Plus Fund	$3,178,036	$—	$3,178,036

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Strategy Plus Fund	$21,857,180	$29,417,164	$51,274,344

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/(Deficit)
AZL MVP BlackRock Global Strategy Plus Fund	$21,405,114	$32,289,849	$—	$71,694,659	$125,389,622

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 85% of the Fund. As of December 31, 2017, the Fund had a controlling interest (in excess of 50%) in the AZL MSCI Global Equity Index Fund, which is affiliated with the Investment Adviser.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Consolidated Financial Statements

December 31, 2017

10. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP BlackRock Global Strategy Plus Fund and Subsidiaries (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agents of the underlying funds, and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement — October 23, 2017 (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MVP DFA Multi-Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP DFA Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

MVP DFA Multi-Strategy Fund.

What factors affected the Fund’s performance for year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® MVP DFA Multi-Strategy Fund (the “Fund”) returned 12.55%. That compared to a 21.83%, 3.54% and a 14.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Multi-Strategy Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed income sub-portfolio. The five underlying portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed-income fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index2 generated a 16.24% return and the SmallCap 600 Index3 returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

International developed markets, as measured by the MSCI EAFE Index4, fared even better, and posted a 25.62% return for the period. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index5, posted an impressive return of 37.75% and thereby ended years of underperformance versus domestic and developed international markets.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund underperformed its composite benchmark during the period. Its domestic equity holdings were negatively impacted by a bias toward value stocks, which generally underperformed growth stocks. The Fund’s greater-than-benchmark exposure to small- and mid-cap stocks also detracted from relative results, as those stocks underperformed their large-cap counterparts. The Fund’s exposure to developed and emerging international equities contributed to returns relative to the composite benchmark, which has no non-U.S. equity exposure.*

Within its fixed-income portfolio, the Fund’s duration exposure was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. That positioning detracted from relative returns as the yield curve flattened during the year. The Fund’s high-credit-quality portfolio also negatively affected performance as spreads tightened during the year, leading to outperformance among lower-rated bonds.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP maintained a neutral equity allocation for the year relative to its target. The MVP process detracted slightly due to mismatches between the hedging instruments used and the target equity and fixed income exposure.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

Investors cannot invest directly in an index.

1

AZL® MVP DFA Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of DFA Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	Since Inception (4/27/15)
AZL® MVP DFA Multi-Strategy Fund	12.55%	5.88%
S&P 500 Index	21.83%	11.60%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	1.82%
Multi-Strategy Composite Index	14.26%	7.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP DFA Multi-Strategy Fund	1.21%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.10% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.36%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Fund and the Multi-Strategy Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP DFA Multi-Strategy Fund	$1,000.00	$1,066.80	$0.78	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP DFA Multi-Strategy Fund	$1,000.00	$1,024.45	$0.77	0.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	44.7
Fixed Income	38.1
International Equities	12.0

Total Investment Securities	94.8
Net other assets (liabilities)	5.2

Net Assets	100.0%

3

AZL MVP DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (94.8%):
348,926	AZL DFA Emerging Markets Core Equity Fund	$3,914,946
2,951,666	AZL DFA Five-Year Global Fixed Income Fund	29,516,665
475,812	AZL DFA International Core Equity Fund	5,452,804
2,122,228	AZL DFA U.S. Core Equity Fund	27,079,624
622,862	AZL DFA U.S. Small Cap Fund	7,729,721

Total Affiliated Investment Companies (Cost $65,279,881)		73,693,760

Total Investment Securities (Cost $65,279,881)(a) — 94.8%		73,693,760
Net other assets (liabilities) — 5.2%		4,062,809

Net Assets — 100.0%		$77,756,569

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $3,876,383 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	17	$2,274,600	$37,463
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/18	12	1,488,563	(8,265)

				$29,198

See accompanying notes to the financial statements.

4

AZL MVP DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$65,279,881

Investments in affiliates, at value	$73,693,760
Segregated cash for collateral	3,876,383
Interest and dividends receivable	3,610
Receivable for capital shares issued	195,454
Receivable for affiliated investments sold	53,948
Prepaid expenses	437

Total Assets	77,823,592

Liabilities:
Cash overdraft	53,948
Manager fees payable	5,935
Administration fees payable	3,518
Custodian fees payable	352
Administrative and compliance services fees payable	186
Transfer agent fees payable	682
Trustee fees payable	120
Other accrued liabilities	2,282

Total Liabilities	67,023

Net Assets	$77,756,569

Net Assets Consist of:
Capital	$67,666,311
Accumulated net investment income/(loss)	670,948
Accumulated net realized gains/(losses) from investment transactions	976,233
Net unrealized appreciation/(depreciation) on investments	8,443,077

Net Assets	$77,756,569

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,704,698
Net Asset Value (offering and redemption price per share)	$11.60

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$696,766
Interest	28,922
Dividends	737
Other income	130

Total Investment Income	726,555

Expenses:
Manager fees	131,324
Administration fees	47,352
Custodian fees	2,112
Administrative and compliance services fees	808
Transfer agent fees	4,635
Trustee fees	2,766
Professional fees	3,122
Shareholder reports	1,952
Other expenses	718

Total expenses before reductions	194,789
Less expenses voluntarily waived/reimbursed by the Manager	(65,661)
Less expense contractually waived/reimbursed by the Manager	(30,855)

Net expenses	98,273

Net Investment Income/(Loss)	628,282

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	761,545
Net realized gains distributions from affiliated underlying funds	155,576
Net realized gains/(losses) on futures contracts	334,873
Change in net unrealized appreciation/depreciation on affiliated transactions	5,859,903
Change in net unrealized appreciation/depreciation on futures contracts	32,625

Net Realized/Unrealized Gains/(Losses) on Investments	7,144,522

Change in Net Assets Resulting From Operations	$7,772,804

See accompanying notes to the financial statements.

5

AZL MVP DFA Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$628,282	$270,935
Net realized gains/(losses) on investment transactions	1,251,994	(97,307)
Change in unrealized appreciation/depreciation on investments	5,892,528	3,344,944

Change in net assets resulting from operations	7,772,804	3,518,572

Distributions to Shareholders:
From net investment income	(277,996)	—
From net realized gains	(69,214)	—

Change in net assets resulting from distributions to shareholders	(347,210)	—

Capital Transactions:
Proceeds from shares issued	26,450,692	29,807,859
Proceeds from dividends reinvested	347,210	—
Value of shares redeemed	(9,792,574)	(6,088,076)

Change in net assets resulting from capital transactions	17,005,328	23,719,783

Change in net assets	24,430,922	27,238,355
Net Assets:
Beginning of period	53,325,647	26,087,292

End of period	$77,756,569	$53,325,647

Accumulated net investment income/(loss)	$670,948	$277,991

Share Transactions:
Shares issued	2,416,058	3,032,018
Dividends reinvested	31,168	—
Shares redeemed	(891,700)	(628,886)

Change in shares	1,555,526	2,403,132

See accompanying notes to the financial statements.

6

AZL MVP DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$10.36	$9.50	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09	0.05	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	1.21	0.81	(0.49)

Total from Investment Activities	1.30	0.86	(0.50)

Dividends to Shareholders From:
Net Investment Income	(0.05)	—	—
Net Realized Gains	(0.01)	—	—

Total Dividends	(0.06)	—	—

Net Asset Value, End of Period	$11.60	$10.36	$9.50

Total Return(b)	12.55%	9.05%	(5.00	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$77,757	$53,326	$26,087
Net Investment Income/(Loss)(d)	0.96%	0.71%	(0.14)%
Expenses Before Reductions*(d)(e)	0.30%	0.36%	0.52%
Expenses Net of Reductions*(d)	0.15%	0.15%	0.14%
Portfolio Turnover Rate	15%	15%	2	%(c)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP DFA Multi-Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts

8

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $3.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk
Equity Contracts	Receivable for variation margin on futures contracts	$37,463	Payable for variation margin on futures contracts	$—

Interest Rate Risk
Interest Rate Contracts		—		8,265

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk
Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$324,859	$35,036

Interest Rate Risk
Interest Rate Contracts		10,014	(2,411)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MVP DFA Multi-Strategy Fund	0.20%	0.15%

*	The Manager voluntarily reduced the management fee to 0.10% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time after April 30, 2019.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2017, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2018	Expires 12/31/2019	Expires 12/31/2020	Total
AZL MVP DFA Multi-Strategy Fund	$32,620	$31,356	$30,855	$94,831

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

9

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL DFA Emerging Markets Core Equity Fund	$2,696,219	$961,947	$(677,430)	$60,630	$873,580	$3,914,946	348,926	$35,061	$(378)
AZL DFA Five-Year Global Fixed Income Fund	20,281,404	12,144,516	(2,965,225)	(25,581)	81,551	29,516,665	2,951,666	292,300	3,834
AZL DFA International Core Equity Fund	3,733,344	1,472,783	(743,343)	42,800	947,220	5,452,804	475,812	60,844	—
AZL DFA U.S. Core Equity Fund	18,526,385	7,844,408	(3,327,987)	449,322	3,587,496	27,079,624	2,122,228	270,241	49,796
AZL DFA U.S. Small Cap Fund	5,264,616	3,459,575	(1,598,900)	234,374	370,056	7,729,721	622,862	38,320	102,324

	$50,501,968	$25,883,229	$(9,312,885)	$761,545	$5,859,903	$73,693,760	6,521,494	$696,766	$155,576

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $655 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The

10

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$73,693,760	$—	$—	$73,693,760

Total Investment Securities	73,693,760	—	—	73,693,760

Other Financial Instruments:*
Futures Contracts	29,198	—	—	29,198

Total Investments	$73,722,958	$—	$—	$73,722,958

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP DFA Multi-Strategy Fund	$25,883,229	$9,312,885

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $65,535,426. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,193,501
Unrealized (depreciation)	(35,167)

Net unrealized appreciation/(depreciation)	$8,158,334

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP DFA Multi-Strategy Fund	$307,441	$39,769	$347,210

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP DFA Multi-Strategy Fund	$817,564	$1,114,360	$—	$8,158,334	$10,090,258

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N- PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP DFA Multi-Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and the from period April 27, 2015 (commencement of operations) to December 31, 2015. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with brokers and transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 51.92% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $29,444.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $39,769

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL MVP FusionSM Dynamic Balanced Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Balanced Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL

MVP FusionSM Dynamic Balanced Fund.

What factors affected the Fund’s performance for the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL MVP FusionSM Dynamic Balanced Fund (the “Fund”) returned 12.23%. That compared to a 21.83%, 3.54% and 12.42% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 40% and 60% of its assets in equity funds and 40% to 60% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index2 generated a 16.24% return and the SmallCap 600 Index3 returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

International developed markets, as measured by the MSCI EAFE Index4, fared even better than U.S. equities, posting a 25.62% return for the year. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index5, posted a return of 37.75%. The strong return ended years of underperformance versus domestic and international developed markets.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund, which invests in both U.S. and international markets, modestly underperformed its composite benchmark in 2017. Above-benchmark allocations to mid- and small-cap U.S. equity detracted from the Fund’s performance relative to the S&P 500 Index, as smaller stocks generally lagged their large-cap counterparts. An allocation to hedged equity also hindered returns as higher beta6 (more volatile) strategies were better rewarded during the period*

The Fund’s off-benchmark allocation to shorter-term bonds also detracted modestly from relative returns as longer-term bonds outperformed.*

The Fund’s relative performance benefited from its strategic, off-benchmark allocations to international developed and emerging markets equities along with a dynamic tilt toward those indexes. These non-U.S. equity markets broadly outperformed their domestic counterparts during the period. Overall, the positive impact of allocations to international equities largely offset the negative impact from other allocation decisions.*

Stock selection within the Fund’s holdings had an overall modest positive impact on relative results. The negative effects of stock choice within the Fund’s equity holdings were more than offset by the benefits of security selection with its fixed income holdings.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP maintained a neutral equity allocation for the year relative to its target.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.
[6]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model, which calculates the expected return of an asset based on its beta and expected market returns.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Balanced Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	10 Year
AZL MVP FusionSM Dynamic Balanced Fund	12.23%	5.31%	6.36%	4.38%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	4.01%
Balanced Composite Index	12.42%	6.84%	8.87%	6.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Balanced Fund	0.96%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.30% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Balanced Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Fusion Dynamic Balanced Fund	$1,000.00	$1,056.50	$1.09	0.21%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Fusion Dynamic Balanced Fund	$1,000.00	$1,024.15	$1.07	0.21%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.0
Domestic Equities	28.5
International Equities	19.6

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Fusion Dynamic Balanced Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (95.1%):
3,424,828	AZL DFA International Core Equity Fund	$39,248,531
2,630,052	AZL DFA U.S. Core Equity Fund	33,559,467
1,378,322	AZL DFA U.S. Small Cap Fund	17,104,974
2,531,991	AZL Enhanced Bond Index Fund	27,573,381
2,524,083	AZL Gateway Fund	33,620,784
7,204,944	AZL International Index Fund, Class 2	124,645,530
10,820,944	AZL MetWest Total Return Bond Fund	110,373,633
1,430,410	AZL Mid Cap Index Fund, Class 2	33,557,418
6,065,372	AZL MSCI Emerging Markets Equity Index Fund, Class 2	53,193,311
10,822,473	AZL Pyramis® Total Bond Fund, Class 2	110,713,901
5,987,198	AZL Russell 1000 Growth Index Fund, Class 2	91,065,279
6,716,357	AZL Russell 1000 Value Index Fund, Class 2	91,073,802
763,444	AZL Small Cap Stock Index Fund, Class 2	11,360,051
4,515,555	PIMCO VIT Income Portfolio	48,497,065
10,726,544	PIMCO VIT Low Duration Portfolio	109,839,812
10,060,961	PIMCO VIT Total Return Portfolio	110,066,916

Total Affiliated Investment Companies (Cost $951,871,525)		1,045,493,855

Total Investment Securities (Cost $951,871,525)(a) — 95.1%		1,045,493,855
Net other assets (liabilities) — 4.9%		54,000,530

Net Assets — 100.0%		$1,099,494,385

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $54,865,300 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	203	$27,161,400	$447,353
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/18	221	27,414,359	(148,341)

				$299,012

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Balanced Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$951,871,525

Investments in affiliates, at value	$1,045,493,855
Segregated cash for collateral	54,865,300
Interest and dividends receivable	454,850
Receivable for investments sold	639,818
Receivable for variation margin on futures contracts	661
Prepaid expenses	6,387

Total Assets	1,101,460,871

Liabilities:
Cash overdraft	639,818
Payable for investments purchased	404,186
Payable for capital shares redeemed	696,897
Manager fees payable	186,959
Administration fees payable	3,926
Custodian fees payable	465
Administrative and compliance services fees payable	2,511
Transfer agent fees payable	750
Trustee fees payable	1,618
Other accrued liabilities	29,356

Total Liabilities	1,966,486

Net Assets	$1,099,494,385

Net Assets Consist of:
Capital	$936,171,779
Accumulated net investment income/(loss)	12,529,638
Accumulated net realized gains/(losses) from investment transactions	56,871,626
Net unrealized appreciation/(depreciation) on investments	93,921,342

Net Assets	$1,099,494,385

Shares of beneficial interest (unlimited number of shares authorized, no par value)	92,339,836
Net Asset Value (offering and redemption price per share)	$11.91

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$13,013,453
Interest	491,835
Dividends	380
Other income	2,224

Total Investment Income	13,507,892

Expenses:
Manager fees	2,213,010
Administration fees	53,408
Custodian fees	2,685
Administrative and compliance services fees	13,211
Transfer agent fees	5,451
Trustee fees	47,134
Professional fees	47,632
Shareholder reports	25,454
Other expenses	14,789

Total expenses	2,422,774

Net Investment Income/(Loss)	11,085,118

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	33,646,760
Net realized gains distributions from affiliated underlying funds	23,162,736
Net realized gains/(losses) on futures contracts	5,014,226
Change in net unrealized appreciation/depreciation on affiliated transactions	53,674,263
Change in net unrealized appreciation/depreciation on futures contracts	416,108

Net Realized/Unrealized Gains/(Losses) on Investments	115,914,093

Change in Net Assets Resulting From Operations	$126,999,211

See accompanying notes to the financial statements.

5

AZL MVP Fusion Dynamic Balanced Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$11,085,118	$16,768,863
Net realized gains/(losses) on investment transactions	61,823,722	111,861,582
Change in unrealized appreciation/depreciation on investments	54,090,371	(69,648,231)

Change in net assets resulting from operations	126,999,211	58,982,214

Distributions to Shareholders:
From net investment income	(18,503,054)	(25,843,598)
From net realized gains	(99,533,664)	(55,908,893)

Change in net assets resulting from distributions to shareholders	(118,036,718)	(81,752,491)

Capital Transactions:
Proceeds from shares issued	8,943,045	17,580,463
Proceeds from dividends reinvested	118,036,718	81,752,491
Value of shares redeemed	(138,571,442)	(145,808,871)

Change in net assets resulting from capital transactions	(11,591,679)	(46,475,917)

Change in net assets	(2,629,186)	(69,246,194)
Net Assets:
Beginning of period	1,102,123,571	1,171,369,765

End of period	$1,099,494,385	$1,102,123,571

Accumulated net investment income/(loss)	$12,529,638	$18,502,976

Share Transactions:
Shares issued	713,387	1,451,088
Dividends reinvested	10,210,789	6,975,468
Shares redeemed	(11,323,719)	(12,086,797)

Change in shares	(399,543)	(3,660,241)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Balanced Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.88	$12.15	$13.03	$12.62	$11.52

Investment Activities:
Net Investment Income/(Loss)	0.14	0.20	0.24	0.15	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.27	0.44	(0.42)	0.44	1.19

Total from Investment Activities	1.41	0.64	(0.18)	0.59	1.31

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.29)	(0.17)	(0.18)	(0.21)
Net Realized Gains	(1.16)	(0.62)	(0.53)	—	—

Total Dividends	(1.38)	(0.91)	(0.70)	(0.18)	(0.21)

Net Asset Value, End of Period	$11.91	$11.88	$12.15	$13.03	$12.62

Total Return(a)	12.23%	5.40%	(1.27)%	4.59%	11.46%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,099,494	$1,102,124	$1,171,370	$1,280,573	$1,282,663
Net Investment Income/(Loss)	1.00%	1.48%	1.80%	1.13%	1.27%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.22%	0.22%
Expenses Net of Reductions*	0.22%	0.22%	0.22%	0.22%	0.21%
Portfolio Turnover Rate(c)	17%	52%	11%	23%	6%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Balanced Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance

8

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2017

with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $55.3 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$447,353	Payable for variation margin on futures contracts	$—

Interest Rate Risk

Interest Rate Contracts		—		148,341

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$4,793,003	$390,950

Interest Rate Risk

Interest Rate Contracts		221,223	25,158

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Dynamic Balanced Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

9

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL DFA International Core Equity Fund	$39,543,825	$510,916	$(9,425,148)	$268,950	$8,349,988	$39,248,531	3,424,828	$510,917	$—
AZL DFA U.S. Core Equity Fund	33,830,315	468,290	(6,571,857)	976,134	4,856,585	33,559,467	2,630,052	387,413	71,387
AZL DFA U.S. Small Cap Fund	17,397,011	625,625	(2,345,413)	357,771	1,069,980	17,104,974	1,378,322	96,141	256,712
AZL Enhanced Bond Index Fund	80,864,521	340,182	(54,948,896)	(907,671)	2,225,245	27,573,381	2,531,991	253,157	—
AZL Gateway Fund	22,771,561	11,414,638	(2,890,824)	381,319	1,944,090	33,620,784	2,524,083	329,305	—
AZL International Index Fund, Class 2	94,928,827	32,201,819	(24,106,451)	6,537,155	15,084,180	124,645,530	7,204,944	1,098,467	958,085
AZL MetWest Total Return Bond Fund	108,689,445	3,108,686	(2,854,467)	71,390	1,358,579	110,373,633	10,820,944	1,677,749	294,162
AZL Mid Cap Index Fund, Class 2	44,835,598	17,325,883	(32,214,632)	6,903,580	(3,293,011)	33,557,418	1,430,410	79,418	870,159
AZL MSCI Emerging Markets Equity Fund, Class 2	32,163,373	20,679,498	(11,807,760)	1,225,461	10,932,739	53,193,311	6,065,372	201,647	1,214,751
AZL Pyramis® Total Bond Fund, Class 2	108,691,698	3,978,231	(3,941,116)	119,498	1,865,590	110,713,901	10,822,473	2,631,759	—
AZL Russell 1000 Growth Index Fund, Class 2	112,766,586	10,128,659	(50,008,166)	9,048,891	9,129,309	91,065,279	5,987,198	263,931	9,078,772
AZL Russell 1000 Value Index Fund, Class 2	112,980,337	13,106,798	(37,171,429)	6,434,532	(4,276,436)	91,073,802	6,716,357	690,893	10,028,092
AZL Small Cap Stock Index Fund, Class 2	17,436,434	5,616,052	(12,337,333)	1,647,741	(1,002,843)	11,360,051	763,444	28,137	390,616
PIMCO VIT Income Portfolio	56,097,198	1,608,007	(12,133,624)	653,412	2,272,072	48,497,065	4,515,555	1,322,715	—
PIMCO VIT Low Duration Portfolio	55,631,939	57,210,042	(3,005,074)	(137,279)	140,184	109,839,812	10,726,544	1,215,337	—
PIMCO VIT Total Return Portfolio	109,124,850	2,747,813	(4,889,635)	65,876	3,018,012	110,066,916	10,060,961	2,226,467	—

	$1,047,753,518	$181,071,139	$(270,651,825)	$33,646,760	$53,674,263	$1,045,493,855	87,603,478	$13,013,453	$23,162,736

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $11,393 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

10

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2017

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$1,045,493,855	$—	$—	$1,045,493,855

Total Investment Securities	1,045,493,855	—	—	1,045,493,855

Other Financial Instruments:*
Futures Contracts	299,012	—	—	299,012

Total Investments	$1,045,792,867	$—	$—	$1,045,792,867

Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Dynamic Balanced Fund	$181,071,139	$270,651,825

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $954,466,346. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$93,372,228
Unrealized (depreciation)	(2,344,718)

Net unrealized appreciation/(depreciation)	$91,027,510

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AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Balanced Fund	$18,503,054	$99,533,664	$118,036,718

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Balanced Fund	$25,843,598	$55,908,893	$81,752,491

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Dynamic Balanced Fund	$21,121,862	$51,173,234	$—	$91,027,510	$163,322,606

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Dynamic Balanced Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the investees, brokers, and transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 21.02% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $99,533,664.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL MVP FusionSM Dynamic Conservative Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Conservative Fund Review (Unaudited)

Allianz Investment Management LLC

serves as Manager for the AZL MVP

FusionSM Dynamic Conservative Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL MVP FusionSM Dynamic Conservative Fund (the “Fund”) returned 9.31%. That compared to a 21.83%, 3.54% and a 9.70% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Conservative Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 25% and 45% of its assets in equity funds and 55% to 75% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Global economic expansion led major stock indexes to new all-time highs during the period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low volatility environment. Mid- and small-cap stocks also performed well during the period. The S&P MidCap 400 Index2 generated a 16.24% return and the SmallCap 600 Index3 returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

International developed markets, as measured by the MSCI EAFE Index4, fared even better than U.S. equities, posting a 25.62% return for the period. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index5, posted a return of 37.75% and thereby ended years of underperformance versus domestic and developed international markets.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risks in a hunt for yield. Spreads ended the year tighter than when the year began, and high yield spreads tightened markedly. Meanwhile, the yield curve flattened sharply, as three Fed rate hikes sent short-term yields higher while investor demand for yield pushed long-term yields lower.

The Fund, which invests in both U.S. and international markets, modestly underperformed its composite benchmark in 2017. Above-benchmark allocations to mid- and small-cap U.S. equity detracted from the Fund’s performance relative to the S&P 500 Index, as smaller stocks generally lagged their large-cap counterparts. An allocation to hedged equity also hindered returns, as higher beta6 (more volatile) strategies were better rewarded during the period.*

The Fund’s off-benchmark allocation to shorter-term bonds also detracted modestly from relative returns as longer-term bonds outperformed.*

These negative impacts were partly offset by the Fund’s exposure to overseas markets. Off-benchmark allocations to international developed and emerging markets equity along with a dynamic tilt toward those indexes supported relative returns, as non-U.S. equity markets broadly outperformed their domestic counterparts during the period.*

Stock selection within the Fund’s holdings had a net positive impact on relative results. The negative effects of stock choice within the Fund’s equity holdings were more than offset by the benefits of security selection with its fixed income holdings.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP maintained a neutral equity allocation for the year relative to its target.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.
[6]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model, which calculates the expected return of an asset based on its beta and expected market returns.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Conservative Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (10/23/09)
AZL MVP FusionSM Dynamic Conservative Fund	9.31%	4.53%	5.27%	6.19%
S&P 500 Index	21.83%	11.41%	15.79%	14.09%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	3.56%
Conservative Composite Index	9.70%	5.46%	6.83%	7.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Conservative Fund	0.97%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.35% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.24%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Conservative Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (35%) S&P 500 and (65%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Conservative Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Conservative Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Fusion Dynamic Conservative Fund	$1,000.00	$1,042.20	$1.18	0.23%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Fusion Dynamic Conservative Fund	$1,000.00	$1,024.05	$1.17	0.23%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	60.3
Domestic Equities	21.8
International Equities	13.0
Money Market	0.1

Total Investment Securities	95.2
Net other assets (liabilities)	4.8

Net Assets	100.0%

3

AZL MVP Fusion Dynamic Conservative Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (95.1%):
610,665	AZL DFA International Core Equity Fund	$6,998,217
337,510	AZL DFA U.S. Core Equity Fund	4,306,633
225,921	AZL DFA U.S. Small Cap Fund	2,803,677
1,189,103	AZL Enhanced Bond Index Fund	12,949,335
518,585	AZL Gateway Fund	6,907,550
1,205,741	AZL International Index Fund, Class 2	20,859,328
3,451,650	AZL MetWest Total Return Bond Fund	35,206,826
299,174	AZL Mid Cap Index Fund, Class 2	7,018,616
798,213	AZL MSCI Emerging Markets Equity Index Fund, Class 2	7,000,327
3,068,502	AZL Pyramis® Total Bond Fund, Class 2	31,390,779
1,139,623	AZL Russell 1000 Growth Index Fund, Class 2	17,333,662
1,281,707	AZL Russell 1000 Value Index Fund, Class 2	17,379,950
187,047	AZL Small Cap Stock Index Fund, Class 2	2,783,265
1,597,112	PIMCO VIT Income Portfolio	17,152,980
2,868,307	PIMCO VIT Low Duration Portfolio	29,371,462
3,289,109	PIMCO VIT Total Return Portfolio	35,982,856

Total Affiliated Investment Companies (Cost $239,770,101)		255,445,463

Shares		Fair Value
Unaffiliated Investment Company (0.1%):
259,642	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(a)	$259,642

Total Unaffiliated Investment Company (Cost $259,642)		259,642

Total Investment Securities (Cost $240,029,743)(b) — 95.2%		255,705,105
Net other assets (liabilities) — 4.8%		12,866,436

Net Assets — 100.0%		$268,571,541

Percentages indicated are based on net assets as of December 31, 2017.

(a)	The rate represents the effective yield at December 31, 2017.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $13,440,344 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	34	$4,549,200	$74,926
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/18	70	8,683,281	(46,713)

				$28,213

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Conservative Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment in non-affiliates, at cost	$259,642
Investments in affiliates, at cost	239,770,101

Total Investment securities, at cost	$240,029,743

Investment in non-affiliates, at value	$259,642
Investments in affiliates, at value	255,445,463

Total Investment securities, at value	255,705,105
Segregated cash for collateral	13,440,344
Interest and dividends receivable	141,402
Receivable for capital shares issued	38,011
Prepaid expenses	1,561

Total Assets	269,326,423

Liabilities:
Payable for investments purchased	388,654
Payable for capital shares redeemed	307,685
Manager fees payable	45,563
Administration fees payable	3,467
Custodian fees payable	405
Administrative and compliance services fees payable	624
Transfer agent fees payable	673
Trustee fees payable	402
Other accrued liabilities	7,409

Total Liabilities	754,882

Net Assets	$268,571,541

Net Assets Consist of:
Capital	$241,586,502
Accumulated net investment income/(loss)	3,424,477
Accumulated net realized gains/(losses) from investment transactions	7,856,987
Net unrealized appreciation/(depreciation) on investments	15,703,575

Net Assets	$268,571,541

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,955,868
Net Asset Value (offering and redemption price per share)	$12.23

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$3,644,530
Interest	122,771
Dividends	249
Other income	553

Total Investment Income	3,768,103

Expenses:
Manager fees	549,804
Administration fees	48,468
Custodian fees	2,435
Administrative and compliance services fees	3,326
Transfer agent fees	4,807
Trustee fees	11,911
Professional fees	11,887
Shareholder reports	6,581
Other expenses	3,378

Total expenses	642,597

Net Investment Income/(Loss)	3,125,506

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	4,650,240
Net realized gains distributions from affiliated underlying funds	4,333,779
Net realized gains/(losses) on futures contracts	896,187
Change in net unrealized appreciation/depreciation on affiliated transactions	11,455,008
Change in net unrealized appreciation/depreciation on futures contracts	76,729

Net Realized/Unrealized Gains/(Losses) on Investments	21,411,943

Change in Net Assets Resulting From Operations	$24,537,449

See accompanying notes to the financial statements.

5

AZL MVP Fusion Dynamic Conservative Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,125,506	$4,534,126
Net realized gains/(losses) on investment transactions	9,880,206	11,967,901
Change in unrealized appreciation/depreciation on investments	11,531,737	(2,100,279)

Change in net assets resulting from operations	24,537,449	14,401,748

Distributions to Shareholders:
From net investment income	(4,942,273)	(6,400,135)
From net realized gains	(11,231,674)	(8,746,642)

Change in net assets resulting from distributions to shareholders	(16,173,947)	(15,146,777)

Capital Transactions:
Proceeds from shares issued	11,558,632	54,291,335
Proceeds from dividends reinvested	16,173,947	15,146,777
Value of shares redeemed	(45,413,236)	(59,139,549)

Change in net assets resulting from capital transactions	(17,680,657)	10,298,563

Change in net assets	(9,317,155)	9,553,534
Net Assets:
Beginning of period	277,888,696	268,335,162

End of period	$268,571,541	$277,888,696

Accumulated net investment income/(loss)	$3,424,477	$4,942,255

Share Transactions:
Shares issued	937,909	4,563,032
Dividends reinvested	1,348,953	1,281,453
Shares redeemed	(3,701,038)	(4,973,216)

Change in shares	(1,414,176)	871,269

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Conservative Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.89	$11.93	$12.63	$12.53	$11.99

Investment Activities:
Net Investment Income/(Loss)	0.16	0.19	0.25	0.16	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	0.93	0.44	(0.35)	0.44	0.78

Total from Investment Activities	1.09	0.63	(0.10)	0.60	0.94

Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.28)	(0.17)	(0.19)	(0.27)
Net Realized Gains	(0.52)	(0.39)	(0.43)	(0.31)	(0.13)

Total Dividends	(0.75)	(0.67)	(0.60)	(0.50)	(0.40)

Net Asset Value, End of Period	$12.23	$11.89	$11.93	$12.63	$12.53

Total Return(a)	9.31%	5.32%	(0.77)%	4.81%	7.96%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$268,572	$277,889	$268,335	$271,443	$265,232
Net Investment Income/(Loss)	1.14%	1.63%	2.09%	1.25%	1.29%
Expenses Before Reductions*(b)	0.23%	0.24%	0.24%	0.24%	0.24%
Expenses Net of Reductions*	0.23%	0.24%	0.24%	0.24%	0.22%
Portfolio Turnover Rate(c)	18%	62%	16%	36%	15%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Conservative Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance

8

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2017

with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $13.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$74,926	Payable for variation margin on futures contracts	$—

Interest Rate Risk

Interest Rate Contracts		—		46,713

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$825,578	$65,507

Interest Rate Risk

Interest Rate Contracts		70,609	11,222

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Dynamic Conservative Fund	0.20%	0.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

9

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL DFA International Core Equity Fund	$6,991,694	$196,703	$(1,717,028)	$173,630	$1,353,218	$6,998,217	610,665	$89,866	$—
AZL DFA U.S. Core Equity Fund	4,129,311	134,441	(679,320)	93,775	628,426	4,306,633	337,510	47,676	8,785
AZL DFA U.S. Small Cap Fund	2,752,679	260,119	(446,464)	35,605	201,738	2,803,677	225,921	15,682	41,874
AZL Enhanced Bond Index Fund	27,227,225	248,800	(14,990,502)	(251,244)	715,056	12,949,335	1,189,103	119,748	—
AZL Gateway Fund	4,114,793	2,863,722	(534,804)	53,475	410,364	6,907,550	518,585	67,700	—
AZL International Index Fund, Class 2	15,347,118	6,440,319	(4,420,875)	815,514	2,677,252	20,859,328	1,205,741	181,327	158,154
AZL MetWest Total Return Bond Fund	36,249,988	1,127,747	(2,642,948)	(25,815)	497,854	35,206,826	3,451,650	543,580	95,307
AZL Mid Cap Index Fund, Class 2	8,263,574	4,312,762	(6,281,563)	1,047,208	(323,365)	7,018,616	299,174	12,968	142,090
AZL MSCI Emerging Markets Equity Fund, Class 2	4,077,330	3,157,103	(1,810,024)	77,170	1,498,748	7,000,327	798,213	26,154	157,557
AZL Pyramis® Total Bond Fund, Class 2	36,250,115	1,758,738	(7,268,406)	37,135	613,197	31,390,779	3,068,502	850,894	—
AZL Russell 1000 Growth Index Fund, Class 2	20,935,518	2,941,088	(9,901,388)	1,136,976	2,221,468	17,333,662	1,139,623	50,227	1,727,722
AZL Russell 1000 Value Index Fund, Class 2	20,974,784	3,821,050	(7,786,252)	1,255,287	(884,919)	17,379,950	1,281,707	131,402	1,907,260
AZL Small Cap Stock Index Fund, Class 2	4,129,057	1,563,769	(3,071,572)	391,605	(229,594)	2,783,265	187,047	6,845	95,030
PIMCO VIT Income Portfolio	16,764,247	1,509,551	(1,991,407)	87,731	782,858	17,152,980	1,597,112	403,625	—
PIMCO VIT Low Duration Portfolio	19,555,728	14,634,799	(4,826,059)	(218,765)	225,759	29,371,462	2,868,307	371,041	—
PIMCO VIT Total Return Portfolio	36,306,623	2,219,888	(3,551,556)	(59,047)	1,066,948	35,982,856	3,289,109	725,795	—

	$264,069,784	$47,190,599	$(71,920,168)	$4,650,240	$11,455,008	$255,445,463	22,067,969	$3,644,530	$4,333,779

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $2,839 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

10

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2017

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$255,445,463	$—	$—	$255,445,463
Unaffiliated Investment Company	259,642	—	—	259,642

Total Investment Securities	255,705,105	—	—	255,705,105

Other Financial Instruments:*
Futures Contracts	28,213	—	—	28,213

Total Investments	$255,733,318	$—	$—	$255,733,318

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Dynamic Conservative Fund	$47,190,599	$71,920,168

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2017

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $241,547,003. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$14,617,178
Unrealized (depreciation)	(459,076)

Net unrealized appreciation/(depreciation)	$14,158,102

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Conservative Fund	$5,491,981	$10,681,966	$16,173,947

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Conservative Fund	$6,400,135	$8,746,642	$15,146,777

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Dynamic Conservative Fund	$5,442,598	$7,384,339	$—	$14,158,102	$26,985,039

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 70% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Dynamic Conservative Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, investees, brokers and transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 14.22% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $549,708.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $10,681,966.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL MVP FusionSM Dynamic Moderate Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Moderate Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the MVP

FusionSM Dynamic Moderate Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL MVP FusionSM Dynamic Moderate Fund (the “Fund”) returned 13.98%. That compared to a 21.83%, 3.54% and a 14.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 50% and 70% of its assets in equity funds and 30% to 50% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index2 generated a 16.24% return and the SmallCap 600 Index3 returned 13.23%. Growth stocks were also heavily favored during the year, and significantly outperformed value stocks.

International developed markets, as measured by the MSCI EAFE Index4, fared even better than U.S. equities, posting a 25.62% return for the year. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index5, posted a return of 37.75%. The strong return ended years of underperformance versus domestic and international developed markets.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund, which invests in both U.S. and international markets, modestly underperformed its composite benchmark in 2017. Above-benchmark allocations to mid- and small-cap U.S. equity detracted from the Fund’s performance relative to the S&P 500 Index, as smaller stocks generally lagged their large-cap counterparts. An allocation to hedged equity also hindered returns, as higher beta6 (more volatile) strategies were better rewarded during the period.*

The Fund’s off-benchmark allocation to shorter-term bonds also detracted modestly from relative returns as longer-term bonds outperformed.*

These negative impacts were partly offset by the Fund’s exposure to overseas markets. Off-benchmark allocations to international developed and emerging markets equity, along with a dynamic tilt toward those indexes, supported the Fund’s returns relative to its benchmark, as non-U.S. equity markets broadly outperformed their domestic counterparts during the period.*

Security selection within the underlying funds also supported relative performance on an overall basis, with security selection among fixed income holdings adding, and stock selection within the equity allocation detracting modestly.*

Stock selection within the Fund’s holdings had an overall modestly negative impact on relative results. The negative effects of stock choice within the Fund’s equity holdings were only partly offset by the benefits of security selection with its fixed income holdings.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP maintained a neutral equity allocation for the year relative to its target.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.
[6]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model, which calculates the expected return of an asset based on its beta and expected market returns.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Moderate Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	10 Year
AZL MVP FusionSM Dynamic Moderate Fund	13.98%	5.32%	7.00%	4.08%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	4.01%
Moderate Composite Index	14.26%	7.76%	10.25%	7.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Moderate Fund	0.98%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.30% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Moderate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Fusion Dynamic Moderate Fund	$1,000.00	$1,065.40	$1.09	0.21%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Fusion Dynamic Moderate Fund	$1,000.00	$1,024.15	$1.07	0.21%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	37.8
Domestic Equities	33.3
International Equities	24.4

Total Investment Securities	95.5
Net other assets (liabilities)	4.5

Net Assets	100.0%

3

AZL MVP Fusion Dynamic Moderate Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (95.5%):
10,468,588	AZL DFA International Core Equity Fund	$119,970,024
4,721,595	AZL DFA U.S. Core Equity Fund	60,247,547
3,895,921	AZL DFA U.S. Small Cap Fund	48,348,380
5,448,718	AZL Enhanced Bond Index Fund	59,336,541
6,292,976	AZL Gateway Fund	83,822,440
17,930,767	AZL International Index Fund, Class 2	310,202,260
19,053,557	AZL MetWest Total Return Bond Fund	194,346,284
4,078,519	AZL Mid Cap Index Fund, Class 2	95,682,061
16,384,232	AZL MSCI Emerging Markets Equity Index Fund, Class 2	143,689,713
19,070,646	AZL Pyramis® Total Bond Fund, Class 2	195,092,711

Shares		Fair Value
Affiliated Investment Companies, continued
15,189,923	AZL Russell 1000 Growth Index Fund, Class 2	$231,038,729
17,080,924	AZL Russell 1000 Value Index Fund, Class 2	231,617,334
2,456,426	AZL Small Cap Stock Index Fund, Class 2	36,551,620
8,897,783	PIMCO VIT Income Portfolio	95,562,194
15,166,280	PIMCO VIT Low Duration Portfolio	155,302,712
17,760,222	PIMCO VIT Total Return Portfolio	194,296,831

Total Affiliated Investment Companies (Cost $2,021,723,761)		2,255,107,381

Total Investment Securities (Cost $2,021,723,761)(a) — 95.5%		2,255,107,381
Net other assets (liabilities) — 4.5%		106,378,995

Net Assets — 100.0%		$2,361,486,376

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $107,947,885 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	481	$64,357,800	$1,059,985
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/18	349	43,292,359	(232,862)

				$827,123

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Moderate Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$2,021,723,761

Investments in affiliates, at value	$2,255,107,381
Segregated cash for collateral	107,947,885
Interest and dividends receivable	796,500
Receivable for investments sold	1,167,424
Receivable for variation margin on futures contracts	661
Prepaid expenses	13,594

Total Assets	2,365,033,445

Liabilities:
Cash overdraft	1,167,425
Payable for investments purchased	697,185
Payable for capital shares redeemed	1,206,635
Manager fees payable	400,445
Administration fees payable	4,671
Custodian fees payable	937
Administrative and compliance services fees payable	5,322
Transfer agent fees payable	876
Trustee fees payable	3,429
Other accrued liabilities	60,144

Total Liabilities	3,547,069

Net Assets	$2,361,486,376

Net Assets Consist of:
Capital	$1,963,913,698
Accumulated net investment income/(loss)	24,824,295
Accumulated net realized gains/(losses) from investment transactions	138,537,640
Net unrealized appreciation/(depreciation) on investments	234,210,743

Net Assets	$2,361,486,376

Shares of beneficial interest (unlimited number of shares authorized, no par value)	197,248,294
Net Asset Value (offering and redemption price per share)	$11.97

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$25,448,448
Interest	876,556
Dividends	152
Other income	4,754

Total Investment Income	26,329,910

Expenses:
Manager fees	4,715,944
Administration fees	62,346
Custodian fees	4,684
Administrative and compliance services fees	28,420
Transfer agent fees	6,574
Trustee fees	101,212
Professional fees	102,532
Shareholder reports	47,975
Other expenses	31,537

Total expenses	5,101,224

Net Investment Income/(Loss)	21,228,686

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	77,931,872
Net realized gains distributions from affiliated underlying funds	59,879,405
Net realized gains/(losses) on futures contracts	10,479,861
Change in net unrealized appreciation/depreciation on affiliated transactions	139,264,956
Change in net unrealized appreciation/depreciation on futures contracts	938,585

Net Realized/Unrealized Gains/(Losses) on Investments	288,494,679

Change in Net Assets Resulting From Operations	$309,723,365

See accompanying notes to the financial statements.

5

AZL MVP Fusion Dynamic Moderate Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$21,228,686	$32,590,785
Net realized gains/(losses) on investment transactions	148,291,138	221,780,541
Change in unrealized appreciation/depreciation on investments	140,203,541	(156,827,299)

Change in net assets resulting from operations	309,723,365	97,544,027

Distributions to Shareholders:
From net investment income	(36,719,006)	(50,970,662)
From net realized gains	(185,608,214)	(148,289,923)

Change in net assets resulting from distributions to shareholders	(222,327,220)	(199,260,585)

Capital Transactions:
Proceeds from shares issued	8,791,608	18,219,768
Proceeds from dividends reinvested	222,327,220	199,260,585
Value of shares redeemed	(293,361,499)	(245,864,524)

Change in net assets resulting from capital transactions	(62,242,671)	(28,384,171)

Change in net assets	25,153,474	(130,100,729)
Net Assets:
Beginning of period	2,336,332,902	2,466,433,631

End of period	$2,361,486,376	$2,336,332,902

Accumulated net investment income/(loss)	$24,824,295	$36,718,833

Share Transactions:
Shares issued	727,313	1,563,579
Dividends reinvested	19,249,110	17,509,717
Shares redeemed	(24,205,850)	(20,672,967)

Change in shares	(4,229,427)	(1,599,671)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Moderate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.60	$12.15	$13.05	$12.68	$11.17

Investment Activities:
Net Investment Income/(Loss)	0.12	0.18	0.22	0.14	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	1.46	0.32	(0.45)	0.40	1.57

Total from Investment Activities	1.58	0.50	(0.23)	0.54	1.68

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.27)	(0.17)	(0.17)	(0.17)
Net Realized Gains	(1.01)	(0.78)	(0.50)	—	—

Total Dividends	(1.21)	(1.05)	(0.67)	(0.17)	(0.17)

Net Asset Value, End of Period	$11.97	$11.60	$12.15	$13.05	$12.68

Total Return(a)	13.98%	4.29%	(1.71)%	4.24%	15.17%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,361,486	$2,336,333	$2,466,434	$2,724,412	$2,753,188
Net Investment Income/(Loss)	0.90%	1.38%	1.61%	1.04%	1.22%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.22%	0.22%
Expenses Net of Reductions*	0.22%	0.22%	0.22%	0.22%	0.21%
Portfolio Turnover Rate(c)	17%	58%	13%	20%	5%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Moderate Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance

8

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2017

with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $99.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$1,059,985	Payable for variation margin on futures contracts	$—

Interest Rate Risk

Interest Rate Contracts		—		232,862

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$10,172,662	$950,481

Interest Rate Risk
Interest Rate Contracts		307,199	(11,896)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” At December 31, 2017, there were no contractual reimbursements that are subject to repayment by the Fund in subsequent years.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Dynamic Moderate Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

9

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL DFA International Core Equity Fund	$119,449,559	$1,556,004	$(27,506,289)	$1,069,143	$25,401,607	$119,970,024	10,468,588	$1,556,004	$—
AZL DFA U.S. Core Equity Fund	63,025,952	816,947	(14,080,005)	1,919,758	8,564,895	60,247,547	4,721,595	689,836	127,113
AZL DFA U.S. Small Cap Fund	51,945,519	999,082	(8,652,275)	1,270,738	2,785,316	48,348,380	3,895,921	272,217	726,865
AZL Enhanced Bond Index Fund	141,928,054	544,780	(85,546,185)	(1,243,669)	3,653,561	59,336,541	5,448,718	544,781	—
AZL Gateway Fund	59,933,815	22,709,139	(4,770,521)	625,101	5,324,906	83,822,440	6,292,976	821,239	—
AZL International Index Fund, Class 2	236,276,569	68,721,027	(49,390,961)	9,055,340	45,540,285	310,202,260	17,930,767	2,714,091	2,367,236
AZL MetWest Total Return Bond Fund	189,923,737	4,146,168	(2,196,891)	54,310	2,418,960	194,346,284	19,053,557	2,968,243	520,427
AZL Mid Cap Index Fund, Class 2	122,811,070	48,791,267	(86,122,577)	17,964,613	(7,762,312)	95,682,061	4,078,519	223,814	2,452,253
AZL MSCI Emerging Markets Equity Fund, Class 2	90,560,225	47,013,457	(27,810,207)	3,694,558	30,231,680	143,689,713	16,384,232	542,735	3,269,520
AZL Pyramis® Total Bond Fund, Class 2	188,174,316	5,759,109	(2,256,767)	65,697	3,350,356	195,092,711	19,070,646	4,642,790	—
AZL Russell 1000 Growth Index Fund, Class 2	286,156,605	25,665,889	(126,672,267)	23,447,247	22,441,255	231,038,729	15,189,923	684,183	23,534,705
AZL Russell 1000 Value Index Fund, Class 2	286,698,914	33,493,948	(93,453,236)	14,430,706	(9,552,998)	231,617,334	17,080,924	1,793,968	26,038,880
AZL Small Cap Stock Index Fund, Class 2	52,063,304	23,960,687	(41,487,240)	5,518,586	(3,503,717)	36,551,620	2,456,426	60,680	842,406
PIMCO VIT Income Portfolio	95,770,673	2,314,649	(7,556,845)	284,340	4,749,377	95,562,194	8,897,783	2,314,648	—
PIMCO VIT Low Duration Portfolio	70,381,649	89,152,924	(4,232,293)	(171,223)	171,655	155,302,712	15,166,280	1,700,724	—
PIMCO VIT Total Return Portfolio	190,678,846	3,918,495	(5,697,267)	(53,373)	5,450,130	194,296,831	17,760,222	3,918,495	—

	$2,245,778,807	$379,563,572	$(587,431,826)	$77,931,872	$139,264,956	$2,255,107,381	183,897,077	$25,448,448	$59,879,405

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $24,234 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

10

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2017

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$2,255,107,381	$—	$—	$2,255,107,381

Total Investment Securities	2,255,107,381	—	—	2,255,107,381

Other Financial Instruments:*
Futures Contracts	827,123	—	—	827,123

Total Investments	$2,255,934,504	$—	$—	$2,255,934,504

Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Dynamic Moderate Fund	$379,563,572	$587,431,826

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $2,025,371,361. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$232,548,362
Unrealized (depreciation)	(2,812,342)

Net unrealized appreciation/(depreciation)	$229,736,020

11

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Moderate Fund	$36,719,006	$185,608,214	$222,327,220

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Moderate Fund	$50,970,662	$148,289,923	$199,260,585

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Dynamic Moderate Fund	$47,347,648	$120,489,010	$—	$229,736,020	$397,572,678

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership of 90% of the Fund. As of December 31, 2017, the Fund had a controlling interest (in excess of 50%) in the AZL MetWest Total Return Bond Fund, which is affiliated with the Investment Adviser.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Dynamic Moderate Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the investees, brokers, and transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 25.77% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $185,608,214.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MVP Growth Index Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Growth Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

MVP Growth Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® MVP Growth Index Strategy Fund (the “Fund”) returned 15.96%. That compared to a 21.83%, 3.54% and a 17.06% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Growth Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3 and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and between 15% and 35% to the underlying bond index fund.*

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index2 generated a 16.24% return and the SmallCap 600 Index3 returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

International developed markets, as measured by the MSCI EAFE Index4, fared even better than U.S. equities, posting a 25.62% return for the year. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index5, posted a return of 37.75%. The strong return ended years of underperformance versus domestic and international developed markets.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund, which invests in both U.S. and international markets, underperformed its composite benchmark in 2017. The underperformance was primarily driven by the Fund’s strategic, above-benchmark allocation to U.S. mid- and small-cap equities as U.S. large-cap companies outperformed during the period. By comparison, an overweight allocation to international equities contributed to the Fund’s returns relative to its benchmark, as international stocks outperformed their U.S. counterparts.*

Within the Fund’s fixed income holdings, an underweight allocation to corporate bonds weighed on relative results, as those outperformed during the period. An overweight allocation to 30-year bonds added to relative performance, however.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP maintained a neutral equity allocation for the year relative to its target.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[5]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

Investors cannot invest directly in an index.

1

AZL® MVP Growth Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (1/10/12)
AZL® MVP Growth Index Strategy Fund	15.96%	7.10%	9.59%	9.86%
S&P 500 Index	21.83%	11.41%	15.79%	15.36%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	2.47%
Growth Composite Index	17.06%	9.13%	12.32%	12.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Growth Index Strategy Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (75%) S&P 500 and (25%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,077.70	$0.52	0.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,024.70	$0.51	0.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	52.5
Fixed Income	23.5
International Equities	19.0

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

3

AZL MVP Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (95.0%):
56,943,573	AZL Enhanced Bond Index Fund	$620,115,513
28,919,362	AZL International Index Fund, Class 2	500,304,956
12,491,183	AZL Mid Cap Index Fund, Class 2	293,043,151
58,515,822	AZL S&P 500 Index Fund, Class 2	943,860,209
9,809,725	AZL Small Cap Stock Index Fund, Class 2	145,968,711

Total Affiliated Investment Companies (Cost $2,152,991,434)		2,503,292,540

Total Investment Securities (Cost $2,152,991,434)(a) — 95.0%		2,503,292,540
Net other assets (liabilities) — 5.0%		131,262,443

Net Assets — 100.0%		$2,634,554,983

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $131,413,610 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	733	$98,075,400	$1,609,759
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/18	265	32,872,422	(175,084)

				$1,434,675

See accompanying notes to the financial statements.

4

AZL MVP Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$2,152,991,434

Investments in affiliates, at value	$2,503,292,540
Segregated cash for collateral	131,413,610
Interest and dividends receivable	121,249
Receivable for capital shares issued	111,119
Receivable for affiliated investments sold	794,465
Receivable for variation margin on futures contracts	1,322
Prepaid expenses	14,955

Total Assets	2,635,749,260

Liabilities:
Cash overdraft	794,465
Payable for capital shares redeemed	94,650
Manager fees payable	223,066
Administration fees payable	4,859
Administrative and compliance services fees payable	5,907
Transfer agent fees payable	893
Trustee fees payable	3,806
Other accrued liabilities	66,631

Total Liabilities	1,194,277

Net Assets	$2,634,554,983

Net Assets Consist of:
Capital	$2,203,571,274
Accumulated net investment income/(loss)	21,745,154
Accumulated net realized gains/(losses) from investment transactions	57,502,774
Net unrealized appreciation/(depreciation) on investments	351,735,781

Net Assets	$2,634,554,983

Shares of beneficial interest (unlimited number of shares authorized, no par value)	169,292,686
Net Asset Value (offering and redemption price per share)	$15.56

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$19,609,174
Interest	1,067,885
Other income	4,436

Total Investment Income	20,681,495

Expenses:
Manager fees	2,426,953
Administration fees	50,886
Administrative and compliance services fees	23,818
Transfer agent fees	5,351
Trustee fees	83,842
Professional fees	88,669
Shareholder reports	41,959
Other expenses	26,187

Total expenses	2,747,665

Net Investment Income/(Loss)	17,933,830

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(178,270)
Net realized gains distributions from affiliated underlying funds	66,922,015
Net realized gains/(losses) on futures contracts	15,838,684
Change in net unrealized appreciation/depreciation on affiliated transactions	256,820,952
Change in net unrealized appreciation/depreciation on futures contracts	1,430,371

Net Realized/Unrealized Gains/(Losses) on Investments	340,833,752

Change in Net Assets Resulting From Operations	$358,767,582

See accompanying notes to the financial statements.

5

AZL MVP Growth Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$17,933,830	$24,756,764
Net realized gains/(losses) on investment transactions	82,582,429	70,835,093
Change in unrealized appreciation/depreciation on investments	258,251,323	24,123,149

Change in net assets resulting from operations	358,767,582	119,715,006

Distributions to Shareholders:
From net investment income	(28,019,405)	(31,942,925)
From net realized gains	(88,021,945)	(8,888,678)

Change in net assets resulting from distributions to shareholders	(116,041,350)	(40,831,603)

Capital Transactions:
Proceeds from shares issued	137,649,163	151,231,938
Proceeds from shares issued in merger	—	642,975,499
Proceeds from dividends reinvested	116,041,350	40,831,603
Value of shares redeemed	(105,234,549)	(63,010,102)

Change in net assets resulting from capital transactions	148,455,964	772,028,938

Change in net assets	391,182,196	850,912,341
Net Assets:
Beginning of period	2,243,372,787	1,392,460,446

End of period	$2,634,554,983	$2,243,372,787

Accumulated net investment income/(loss)	$21,745,154	$28,019,266

Share Transactions:
Shares issued	9,175,322	11,127,802
Shares issued in merger	—	47,001,133
Dividends reinvested	7,824,771	3,000,118
Shares redeemed	(7,008,917)	(4,601,086)

Change in shares	9,991,176	56,527,967

See accompanying notes to the financial statements.

6

AZL MVP Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$14.08	$13.55		$13.90	$13.23	$10.95

Investment Activities:
Net Investment Income/(Loss)	0.11	0.14		0.25	0.10	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	2.10	0.77		(0.36)	0.75	2.18

Total from Investment Activities	2.21	0.91		(0.11)	0.85	2.28

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.30)		(0.12)	(0.10)	—
Net Realized Gains	(0.55)	(0.08)		(0.12)	(0.08)	— (a)

Total Dividends	(0.73)	(0.38)		(0.24)	(0.18)	— (a)

Net Asset Value, End of Period	$15.56	$14.08		$13.55	$13.90	$13.23

Total Return(b)	15.96%	6.80%		(0.80)%	6.47%	20.85%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,634,555	$2,243,373		$1,392,460	$1,118,257	$768,606
Net Investment Income/(Loss)	0.74%	1.55%		2.17%	1.05%	1.25%
Expenses Before Reductions*(c)	0.11%	0.12%		0.12%	0.12%	0.13%
Expenses Net of Reductions*	0.11%	0.12%		0.12%	0.12%	0.13%
Portfolio Turnover Rate	4%	4	%(d)	1%	1%	— (e)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 4%.

(e)	Represents less than 0.5%.

See accompanying notes to the financial statements.

7

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Growth Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of distributions, miscellaneous adjustments on return of capital, and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $122.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$1,609,759	Payable for variation margin on futures contracts	$—

Interest Rate Risk

Interest Rate Contracts		—		175,084

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$15,598,443	$1,436,203

Interest Rate Risk

Interest Rate Contracts		240,241	(5,832)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Growth Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

9

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL Enhanced Bond Index Fund	$518,310,753	$92,454,043	$(1,795,901)	$(64,162)	$11,210,780	$620,115,513	56,943,573	$5,350,819	$64
AZL International Index Fund, Class 2	412,415,467	19,056,036	(23,980,743)	(795,387)	93,609,583	500,304,956	28,919,362	4,141,708	3,612,407
AZL Mid Cap Index Fund, Class 2	254,988,987	18,806,079	(5,667,733)	(531,340)	25,447,158	293,043,151	12,491,183	1,272,889	13,946,624
AZL S&P 500 Index Fund, Class 2	814,319,154	57,014,632	(48,610,266)	1,614,269	119,522,420	943,860,209	58,515,822	8,170,612	40,017,866
AZL Small Cap Stock Index Fund, Class 2	132,754,720	11,287,029	(4,702,399)	(401,650)	7,031,011	145,968,711	9,809,725	673,146	9,345,054

	$2,132,789,081	$198,617,819	$(84,757,042)	$(178,270)	$256,820,952	$2,503,292,540	166,679,665	$19,609,174	$66,922,015

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $24,677 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

10

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$2,503,292,540	$—	$—	$2,503,292,540

Total Investment Securities	2,503,292,540	—	—	2,503,292,540

Other Financial Instruments:*
Futures Contracts	1,434,675	—	—	1,434,675

Total Investments	$2,504,727,215	$—	$—	$2,504,727,215

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Growth Index Strategy Fund	$198,617,819	$84,757,042

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $2,158,306,838. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$348,137,289
Unrealized (depreciation)	(3,151,587)

Net unrealized appreciation/(depreciation)	$344,985,702

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$28,362,008	$87,679,342	$116,041,350

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$31,942,925	$8,888,678	$40,831,603

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Growth Index Strategy Fund	$28,652,840	$73,631,546	$—	$344,985,702	$447,270,088

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP Growth Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with brokers and transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 41.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $342,468.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $87,679,342.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MVP Moderate Index Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

MVP Moderate Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® MVP Moderate Index Strategy Fund (the “Fund”) returned 13.21%. That compared to a 21.83%, 3.54% and a 14.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is designed to provide a diversified portfolio consisting of index funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Global economic expansion supported equities during 2017 and led major stock indexes to all-time highs. U.S. large-cap equities, as measured by the S&P 500 Index, gained amid solid jobs growth, low unemployment, increased business investment, strong consumer confidence, and a low volatility environment. Mid- and small-cap stocks also performed well during the period, but could not keep pace with large-cap stocks. Growth stocks were heavily favored by investors during the year and significantly outperformed value stocks.

International developed markets outperformed U.S. domestic markets, returning 25.62% as measured by the MSCI EAFE Index2 for the period. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index3, posted impressive returns of 37.75%, ending years of underperformance relative to domestic and international developed markets.

The U.S. bond market was generally positive, and the market rewarded investors who took on interest rate and spread risk. Although spread movement was variable, spreads tightened over the year, particularly in the high-yield space. Meanwhile, the yield curve flattened sharply, as three rate hikes by the U.S. Federal Reserve sent short-term yields higher while investor demand for yield pushed long-term yields lower.
The Fund underperformed its blended benchmark for the 12-month period under review. This underperformance was due largely to an overweight allocation to mid- and small-cap stocks, which lagged large-cap equities during the period. The Fund’s allocation to international equities boosted relative results as they outperformed their U.S. counterparts. An overweight allocation to 30-year bonds boosted relative performance of the underlying fixed-income portfolio. However, that benefit was offset by an underweight allocation to corporate bonds, which detracted from relative performance and caused the Fund to modestly lag its fixed-income benchmark for the period.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP maintained a neutral equity allocation for the year relative to its target.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	The MSCI Emerging Markets Index (“MSCI EM”) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

Investors cannot invest directly in an index.

1

AZL® MVP Moderate Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (1/10/12)
AZL® MVP Moderate Index Strategy Fund	13.21%	4.93%	9.19%	9.17%
S&P 500 Index	21.83%	11.41%	15.79%	15.36%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	2.47%
Balanced Composite Index	14.26%	7.76%	10.25%	10.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Moderate Index Strategy Fund	0.71%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Moderate Index Strategy Fund	$1,000.00	$1,063.60	$0.62	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Moderate Index Strategy Fund	$1,000.00	$1,024.60	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	42.5
Fixed Income	37.3
International Equities	15.2

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

3

AZL MVP Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (95.0%):
18,911,829	AZL Enhanced Bond Index Fund	$205,949,814
4,861,439	AZL International Index Fund, Class 2	84,102,886
2,156,849	AZL Mid Cap Index Fund, Class 2	50,599,678
9,792,028	AZL S&P 500 Index Fund, Class 2	157,945,419
1,733,963	AZL Small Cap Stock Index Fund, Class 2	25,801,367

Total Affiliated Investment Companies (Cost $469,108,280)		524,399,164

Total Investment Securities (Cost $469,108,280)(a) — 95.0%		524,399,164
Net other assets (liabilities) — 5.0%		27,468,475

Net Assets — 100.0%		$551,867,639

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $27,551,389 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	122	$16,323,600	$268,852
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/18	89	11,040,172	(59,643)

				$209,209

See accompanying notes to the financial statements.

4

AZL MVP Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$469,108,280

Investments in affiliates, at value	$524,399,164
Segregated cash for collateral	27,551,389
Interest and dividends receivable	25,412
Receivable for capital shares issued	3,655
Receivable for investments sold	142,277
Receivable for variation margin on futures contracts	661
Prepaid expenses	3,198

Total Assets	552,125,756

Liabilities:
Cash overdraft	142,277
Payable for capital shares redeemed	45,529
Manager fees payable	46,834
Administration fees payable	3,706
Custodian fees payable	212
Administrative and compliance services fees payable	1,293
Transfer agent fees payable	711
Trustee fees payable	833
Other accrued liabilities	16,722

Total Liabilities	258,117

Net Assets	$551,867,639

Net Assets Consist of:
Capital	$473,064,778
Accumulated net investment income/(loss)	4,602,884
Accumulated net realized gains/(losses) from investment transactions	18,699,884
Net unrealized appreciation/(depreciation) on investments	55,500,093

Net Assets	$551,867,639

Shares of beneficial interest (unlimited number of shares authorized, no par value)	37,587,622
Net Asset Value (offering and redemption price per share)	$14.68

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$4,355,913
Interest	237,138
Dividends	231
Other income	1,067

Total Investment Income	4,594,349

Expenses:
Manager fees	534,488
Administration fees	50,060
Custodian fees	1,891
Administrative and compliance services fees	6,447
Transfer agent fees	4,992
Trustee fees	22,918
Professional fees	23,592
Shareholder reports	15,609
Other expenses	7,090

Total expenses	667,087

Net Investment Income/(Loss)	3,927,262

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	4,703,592
Net realized gains distributions from affiliated underlying funds	11,790,250
Net realized gains/(losses) on futures contracts	2,850,437
Change in net unrealized appreciation/depreciation on affiliated transactions	43,088,326
Change in net unrealized appreciation/depreciation on futures contracts	240,496

Net Realized/Unrealized Gains/(Losses) on Investments	62,673,101

Change in Net Assets Resulting From Operations	$66,600,363

See accompanying notes to the financial statements.

5

AZL MVP Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,927,262	$8,896,990
Net realized gains/(losses) on investment transactions	19,344,279	12,438,093
Change in unrealized appreciation/depreciation on investments	43,328,822	6,603,332

Change in net assets resulting from operations	66,600,363	27,938,415

Distributions to Shareholders:
From net investment income	(8,896,990)	(11,530,345)
From net realized gains	(12,388,171)	(15,559,033)

Change in net assets resulting from distributions to shareholders	(21,285,161)	(27,089,378)

Capital Transactions:
Proceeds from shares issued	12,154,646	26,814,181
Proceeds from dividends reinvested	21,285,161	27,089,378
Value of shares redeemed	(46,999,547)	(55,484,626)

Change in net assets resulting from capital transactions	(13,559,740)	(1,581,067)

Change in net assets	31,755,462	(732,030)
Net Assets:
Beginning of period	520,112,177	520,844,207

End of period	$551,867,639	$520,112,177

Accumulated net investment income/(loss)	$4,602,884	$8,896,980

Share Transactions:
Shares issued	848,360	2,047,099
Dividends reinvested	1,506,381	2,071,053
Shares redeemed	(3,305,040)	(4,178,626)

Change in shares	(950,299)	(60,474)

See accompanying notes to the financial statements.

6

AZL MVP Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.50	$13.49		$14.37	$13.34	$10.77

Investment Activities:
Net Investment Income/(Loss)	0.12	0.23		0.25	0.06	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.64	0.48		(0.71)	1.06	2.50

Total from Investment Activities	1.76	0.71		(0.46)	1.12	2.57

Dividends to Shareholders From:
Net Investment Income	(0.24)	(0.30)		(0.07)	(0.05)	—
Net Realized Gains	(0.34)	(0.40)		(0.35)	(0.04)	— (a)

Total Dividends	(0.58)	(0.70)		(0.42)	(0.09)	— (a)

Net Asset Value, End of Period	$14.68	$13.50		$13.49	$14.37	$13.34

Total Return(b)	13.21%	5.43%		(3.21)%	8.42%	23.88%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$551,868	$520,112		$520,844	$467,457	$298,836
Net Investment Income/(Loss)	0.73%	1.71%		1.97%	0.65%	0.89%
Expenses Before Reductions*(c)	0.12%	0.13%		0.13%	0.14%	0.16%
Expenses Net of Reductions*	0.12%	0.13%		0.13%	0.14%	0.15%
Portfolio Turnover Rate	5%	108	%(d)	2%	1%	— (e)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

(e)	Represents less than 0.5%.

See accompanying notes to the financial statements.

7

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Moderate Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are

8

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $26.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$268,852	Payable for variation margin on futures contracts	$—

Interest Rate Risk

Interest Rate Contracts		—		59,643

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$2,765,341	$236,752

Interest Rate Risk

Interest Rate Contracts		85,096	3,744

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Moderate Index Strategy Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

9

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL Enhanced Bond Index Fund	$193,101,645	$9,555,589	$(707,006)	$2,511	$3,997,075	$205,949,814	18,911,829	$1,868,402	$—
AZL International Index Fund, Class 2	79,204,077	1,337,680	(13,078,827)	1,310,968	15,328,988	84,102,886	4,861,439	714,496	623,185
AZL Mid Cap Index Fund, Class 2	48,078,403	2,901,315	(4,900,984)	595,304	3,925,640	50,599,678	2,156,849	229,754	2,517,334
AZL S&P 500 Index Fund, Class 2	149,086,758	8,793,047	(21,355,102)	2,527,490	18,893,226	157,945,419	9,792,028	1,421,816	6,963,743
AZL Small Cap Stock Index Fund, Class 2	24,769,929	1,807,434	(1,986,712)	267,319	943,397	25,801,367	1,733,963	121,445	1,685,988

	$494,240,812	$24,395,065	$(42,028,631)	$4,703,592	$43,088,326	$524,399,164	37,456,108	$4,355,913	$11,790,250

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $5,482 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

10

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$524,399,164	$—	$—	$524,399,164

Total Investment Securities	524,399,164	—	—	524,399,164

Other Financial Instruments:*
Futures Contracts	209,209	—	—	209,209

Total Investments	$524,608,373	$—	$—	$524,608,373

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Moderate Index Strategy Fund	$24,395,065	$42,028,631

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $469,108,280. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$55,607,338
Unrealized (depreciation)	(316,454)

Net unrealized appreciation/(depreciation)	$55,290,884

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Moderate Index Strategy Fund	$8,896,990	$12,388,171	$21,285,161

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Moderate Index Strategy Fund	$11,530,345	$15,559,033	$27,089,378

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Moderate Index Strategy Fund	$9,436,216	$14,075,761	$—	$55,290,884	$78,802,861

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 85% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP Moderate Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with brokers and transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 59.12% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $12,388,171.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MVP Pyramis® Multi-Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Pyramis® Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

MVP Pyramis® Multi-Strategy Fund.

What factors affected the Fund’s performance for year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® MVP Pyramis® Multi-Strategy Fund (the “Fund”) returned 10.93%. That compared to a 21.83%, 3.54% and a 10.61% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund currently invests in one underlying fund, the AZL® Pyramis® Multi-Strategy Fund. Approximately 60% of the underlying fund’s assets are managed by its subadviser, FIAM LLC, investing primarily in investment-grade fixed-income securities, and approximately 40% of the underlying fund’s assets are managed by its sub-subadviser, Geode Capital Management, LLC, investing in primarily in large-cap common stocks. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index2 generated a 16.24% return and the SmallCap 600 Index3 returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund outperformed its composite benchmark during the period under review, due mostly to strong performance within the fixed income component.

Strategic allocation decisions added to the Fund’s relative performance, including an overweight position in information technology and an underweight position in energy. Stock selection within the industrials and energy sectors also added to relative results, even as security selection, overall, detracted from relative performance within the equity component.*

Stock selection in the information technology and consumer discretionary sectors weighed on relative results. The Fund’s value-oriented investment style also acted as a headwind for relative performance during most of 2017, as value stocks generally underperformed their growth counterparts.*

The Fund’s fixed income component performed well in 2017 relative to its benchmark, benefiting from strong security selection as well as sector selection. An overweight position in high-yield and investment-grade corporate bonds helped boost relative performance as those assets outperformed as spreads tightened. The Fund’s overweight positions in emerging markets bonds and taxable municipal bonds also contributed to performance. The Fund’s underweight position in investment grade industrial bonds detracted from the Fund’s performance relative to its benchmark.*

The Fund held futures to equitize its cash positions during the period. The exposure to this form of derivatives did not materially impact the Fund’s performance.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP maintained a neutral equity allocation for the year relative to its target. The MVP process detracted slightly due to mismatches between the hedging instruments used and the target equity and fixed income exposure.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

1

AZL® MVP Pyramis® Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager, the AZL® Pyramis® Multi-Strategy Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (4/30/12)
AZL® MVP Pyramis® Multi-Strategy Fund	10.93%	1.60%	4.80%	5.44%
S&P 500 Index	21.83%	11.41%	15.79%	14.53%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	2.34%
Balanced Composite Index	10.61%	5.92%	7.51%	7.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Pyramis Multi-Strategy Fund	0.81%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (40%) S&P 500 and (60%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Pyramis® Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Pyramis® Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Pyramis® Multi-Strategy Fund	$1,000.00	$1,061.10	$0.68	0.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP Pyramis® Multi-Strategy Fund	$1,000.00	$1,024.55	$0.66	0.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Balanced	94.9

Total Investment Securities	94.9
Net other assets (liabilities)	5.1

Net Assets	100.0%

3

AZL MVP Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Company (94.9%):
19,539,935	AZL Pyramis® Multi-Strategy Fund	$260,858,132

Total Affiliated Investment Company (Cost $248,304,827)		260,858,132

Total Investment Securities (Cost $248,304,827)(a) — 94.9%		260,858,132
Net other assets (liabilities) — 5.1%		13,984,919

Net Assets — 100.0%		$274,843,051

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $13,738,482 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/18	40	$5,352,000	$88,148
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/21/18	66	8,187,094	(44,927)

				$43,221

See accompanying notes to the financial statements.

4

AZL MVP Pyramis® Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$248,304,827

Investments in affiliates, at value	$260,858,132
Segregated cash for collateral	13,738,482
Interest and dividends receivable	12,656
Receivable for capital shares issued	287,213
Receivable for investments sold	60,967
Prepaid expenses	1,561

Total Assets	274,959,011

Liabilities:
Cash overdraft	60,967
Payable for capital shares redeemed	16,895
Manager fees payable	23,338
Administration fees payable	3,566
Custodian fees payable	421
Administrative and compliance services fees payable	651
Transfer agent fees payable	690
Trustee fees payable	420
Other accrued liabilities	9,012

Total Liabilities	115,960

Net Assets	$274,843,051

Net Assets Consist of:
Capital	$273,221,278
Accumulated net investment income/(loss)	8,614,083
Accumulated net realized gains/(losses) from investment transactions	(19,588,836)
Net unrealized appreciation/(depreciation) on investments	12,596,526

Net Assets	$274,843,051

Shares of beneficial interest (unlimited number of shares authorized, no par value)	23,271,449
Net Asset Value (offering and redemption price per share)	$11.81

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$125,026
Dividends	51
Other income	564

Total Investment Income	125,641

Expenses:
Manager fees	280,678
Administration fees	48,479
Custodian fees	2,362
Administrative and compliance services fees	3,389
Transfer agent fees	4,789
Trustee fees	12,138
Professional fees	12,100
Shareholder reports	9,074
Other expenses	3,496

Total expenses	376,505

Net Investment Income/(Loss)	(250,864)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(3,211,802)
Net realized gains distributions from affiliated underlying funds	8,864,966
Net realized gains/(losses) on futures contracts	1,037,481
Change in net unrealized appreciation/depreciation on affiliated transactions	22,484,796
Change in net unrealized appreciation/depreciation on futures contracts	83,890

Net Realized/Unrealized Gains/(Losses) on Investments	29,259,331

Change in Net Assets Resulting From Operations	$29,008,467

See accompanying notes to the financial statements.

5

AZL MVP Pyramis® Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$(250,864)	$3,716,490
Net realized gains/(losses) on investment transactions	6,690,645	(16,768,984)
Change in unrealized appreciation/depreciation on investments	22,568,686	15,404,491

Change in net assets resulting from operations	29,008,467	2,351,997

Distributions to Shareholders:
From net investment income	(3,716,488)	(11,849,955)
From net realized gains	—	(4,637,599)

Change in net assets resulting from distributions to shareholders	(3,716,488)	(16,487,554)

Capital Transactions:
Proceeds from shares issued	2,016,003	11,951,865
Proceeds from dividends reinvested	3,716,488	16,487,554
Value of shares redeemed	(43,337,091)	(34,816,037)

Change in net assets resulting from capital transactions	(37,604,600)	(6,376,618)

Change in net assets	(12,312,621)	(20,512,175)
Net Assets:
Beginning of period	287,155,672	307,667,847

End of period	$274,843,051	$287,155,672

Accumulated net investment income/(loss)	$8,614,083	$3,716,470

Share Transactions:
Shares issued	175,168	1,091,028
Dividends reinvested	325,722	1,551,040
Shares redeemed	(3,831,782)	(3,194,431)

Change in shares	(3,330,892)	(552,363)

See accompanying notes to the financial statements.

6

AZL MVP Pyramis® Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.79	$11.33	$12.49	$12.39	$10.52

Investment Activities:
Net Investment Income/(Loss)	— (a)	0.15	0.43	0.12	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.17	(0.07)	(1.20)	0.17	1.75

Total from Investment Activities	1.17	0.08	(0.77)	0.29	1.87

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.45)	(0.18)	(0.11)	—
Net Realized Gains	—	(0.17)	(0.21)	(0.08)	— (a)

Total Dividends	(0.15)	(0.62)	(0.39)	(0.19)	— (a)

Net Asset Value, End of Period	$11.81	$10.79	$11.33	$12.49	$12.39

Total Return(b)	10.93%	0.82%	(6.21)%	2.33%	17.79%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$274,843	$287,156	$307,668	$297,191	$204,518
Net Investment Income/(Loss)	(0.09)%	1.25%	3.85%	1.42%	1.75%
Expenses Before Reductions*(c)	0.13%	0.13%	0.15%	0.15%	0.17%
Expenses Net of Reductions*	0.13%	0.13%	0.15%	0.15%	0.15%
Portfolio Turnover Rate	4%	4%	4%	4%	9%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Pyramis® Multi-Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, CLCF not subject to expiration, and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”)

8

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $13.9 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$88,148	Payable for variation margin on futures contracts	$—

Interest Rate Risk

Interest Rate Contracts		—		44,927

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$968,486	$76,839

Interest Rate Risk

Interest Rate Contracts		68,995	7,051

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Pyramis Multi-Strategy Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

9

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying fund in which the Fund invests. At December 31, 2017, this underlying fund is noted as Affiliated Investment Company in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about this Fund is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying fund for such services. A summary of the Fund’s investments in affiliated investment company for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL Pyramis Multi-Strategy Fund	$272,986,136	$9,795,061	$(41,196,059)	$(3,211,802)	$22,484,796	$260,858,132	19,539,935	$—	$8,864,966

	$272,986,136	$9,795,061	$(41,196,059)	$(3,211,802)	$22,484,796	$260,858,132	19,539,935	$—	$8,864,966

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $2,902 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

10

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$260,858,132	$—	$—	$260,858,132

Total Investment Securities	260,858,132	—	—	260,858,132

Other Financial Instruments:*
Futures Contracts	43,221	—	—	43,221

Total Investments	$260,901,353	$—	$—	$260,901,353

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Pyramis Multi-Strategy Fund	$9,795,061	$41,196,059

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $251,083,199. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$9,774,932
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$9,774,932

As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards (“CLCFs”).

CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL MVP Pyramis Multi-Strategy Fund	$5,681,446	$11,085,796	$16,767,242

11

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Pyramis Multi-Strategy Fund	$3,716,488	$—	$3,716,488

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Pyramis Multi-Strategy Fund	$11,849,968	$4,637,586	$16,487,554

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Pyramis Multi-Strategy Fund	$8,614,083	$—	$(16,767,242)	$9,774,932	$1,621,773

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 85% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP Pyramis Multi-Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with brokers and the transfer agent of the underlying fund. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 69.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

MVP T. Rowe Price Capital

Appreciation Plus Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”) returned 14.21%. That compared to a 21.83%, 3.54% and a 14.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that invests primarily in a combination of three underlying mutual funds (the “Underlying Funds”), which are managed by the Manager. The Fund is designed to provide a diversified portfolio consisting of Underlying Funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Lifted in part by favorable corporate earnings and economic growth, U.S. stocks posted excellent returns for the 12-month period under review. Throughout the year, U.S. equities were buoyed by hopes for the new administration’s promise of lower tax rates, reduced regulation and increased infrastructure spending. The Federal Reserve raised short-term interest rates three times in 2017, but the central bank’s moves were widely expected and did not disrupt equity markets.

In the closing weeks of the year, the administration signed tax legislation that reduced tax rates for corporations and closely held businesses, reduced marginal tax rates for individuals at most income levels, and changed the limits for various individual tax deductions. Most major U.S. stock indexes finished the year near record levels amid expectations that the new tax law would accelerate gross domestic product2 growth in 2018.

The Fund’s exposure to passive strategies through the AZL S&P 500 Index Fund and the AZL Enhanced Bond Index Fund dragged on absolute returns, as those portions underperformed the active equity and fixed income portions of the AZL T. Rowe Price Capital Appreciation Fund.*

The Fund’s equity holdings outperformed the S&P 500 Index for the period. Within equities, stock selection in the health care sector contributed to relative outperformance. An underweight position and stock selection in energy also benefited on a relative basis. By comparison, stock selection and a below-benchmark exposure to information technology stocks detracted, as that sector outperformed.

The portfolio’s fixed income holdings also posted a positive return during the one-year period, although AZL Enhanced Bond Index Fund underperformed the Fund’s active fixed income component.*

The Fund’s above-benchmark exposure to high-yield securities within its fixed income holdings added to relative performance. An underweight exposure to U.S. Treasuries also benefited, as the 10-year Treasury yield ended the year relatively unchanged.*

The Fund maintained exposure to covered call options—a type of derivative that provided downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The Fund’s exposure to equity options detracted from returns, as the Fund wrote call options on some stocks that increased significantly. The Fund held rights at various points during the period to buy stocks at a predetermined price in the future, generating minimal exposure.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review. Given that the period was marked by low volatility, the MVP process maintained a neutral equity allocation for the year relative to its target. The MVP process detracted slightly from relative results due to mismatches between the hedging instruments used and the target equity and fixed income exposure.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	Since Inception (1/10/14)
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	14.21%	8.58%	9.29%
S&P 500 Index	21.83%	11.41%	12.14%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.99%
Balanced Composite Index	14.26%	7.76%	8.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	0.87%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.15% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the current prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$1,000.00	$1,061.60	$0.57	0.11%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$1,000.00	$1,024.65	$0.56	0.11%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	77.0
Fixed Income	18.0
Money Market	—	NM

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

NM	Represents less than 0.05%

3

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Affiliated Investment Companies (95.0%):
18,070,528	AZL Enhanced Bond Index Fund	$196,788,055
18,467,863	AZL S&P 500 Index Fund, Class 2	297,886,624
30,302,669	AZL T. Rowe Price Capital Appreciation Fund	546,357,130

Total Affiliated Investment Companies (Cost $933,916,360)		1,041,031,809

Unaffiliated Investment Company (0.0%):
57,682	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares , 1.11%(a)	57,682

Total Unaffiliated Investment Company (Cost $57,682)		57,682

Total Investment Securities (Cost $933,974,042)(b) — 95.0%		1,041,089,491
Net other assets (liabilities) — 5.0%		55,003,695

Net Assets — 100.0%		$1,096,093,186

Percentages indicated are based on net assets as of December 31, 2017.

(a)	The rate represents the effective yield at December 31, 2017.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $54,765,387 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollars)	3/19/18	244	$32,647,200	$537,705
U.S. Treasury 10-Year Note March Futures (U.S. Dollars)	3/21/18	176	21,832,250	(116,581)

				$421,124

See accompanying notes to the financial statements.

4

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment in non-affiliates, at cost	$57,682
Investments in affiliates, at cost	933,916,360

Total Investment securities, at cost	$933,974,042

Investment in non-affiliates, at value	$57,682
Investments in affiliates, at value	1,041,031,809

Total Investment securities, at value	1,041,089,491
Segregated cash for collateral	54,765,387
Interest and dividends receivable	50,563
Receivable for capital shares issued	368,681
Prepaid expenses	6,354

Total Assets	1,096,280,476

Liabilities:
Payable for investments purchased	57,682
Manager fees payable	92,897
Administration fees payable	3,949
Administrative and compliance services fees payable	2,479
Transfer agent fees payable	747
Trustee fees payable	1,597
Other accrued liabilities	27,939

Total Liabilities	187,290

Net Assets	$1,096,093,186

Net Assets Consist of:
Capital	$940,932,224
Accumulated net investment income/(loss)	10,982,539
Accumulated net realized gains/(losses) from investment transactions	36,641,850
Net unrealized appreciation/(depreciation) on investments	107,536,573

Net Assets	$1,096,093,186

Shares of beneficial interest (unlimited number of shares authorized, no par value)	86,222,376
Net Asset Value (offering and redemption price per share)	$12.71

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$11,129,173
Interest	445,148
Dividends	2,568
Other income	2,005

Total Investment Income	11,578,894

Expenses:
Manager fees	1,004,169
Administration fees	52,705
Administrative and compliance services fees	12,061
Transfer agent fees	5,341
Trustee fees	42,270
Professional fees	44,902
Shareholder reports	22,413
Other expenses	11,443

Total expenses	1,195,304

Net Investment Income/(Loss)	10,383,590

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	1,333,041
Net realized gains distributions from affiliated underlying funds	31,289,697
Net realized gains/(losses) on futures contracts	5,300,132
Change in net unrealized appreciation/depreciation on affiliated transactions	83,484,924
Change in net unrealized appreciation/depreciation on futures contracts	475,304

Net Realized/Unrealized Gains/(Losses) on Investments	121,883,098

Change in Net Assets Resulting From Operations	$132,266,688

See accompanying notes to the financial statements.

5

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$10,383,590	$4,770,834
Net realized gains/(losses) on investment transactions	37,922,870	25,557,189
Change in unrealized appreciation/depreciation on investments	83,960,228	28,194,103

Change in net assets resulting from operations	132,266,688	58,522,126

Distributions to Shareholders:
From net investment income	(12,492,263)	(12,329,148)
From net realized gains	(18,428,483)	(4,719,453)

Change in net assets resulting from distributions to shareholders	(30,920,746)	(17,048,601)

Capital Transactions:
Proceeds from shares issued	107,423,431	194,423,422
Proceeds from dividends reinvested	30,920,746	17,048,601
Value of shares redeemed	(43,312,937)	(17,628,201)

Change in net assets resulting from capital transactions	95,031,240	193,843,822

Change in net assets	196,377,182	235,317,347
Net Assets:
Beginning of period	899,716,004	664,398,657

End of period	$1,096,093,186	$899,716,004

Accumulated net investment income/(loss)	$10,982,539	$12,492,263

Share Transactions:
Shares issued	8,806,847	17,453,257
Dividends reinvested	2,526,205	1,516,780
Shares redeemed	(3,545,096)	(1,590,113)

Change in shares	7,787,956	17,379,924

See accompanying notes to the financial statements.

6

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,				January 10, 2014 to December 31, 2014(a)
	2017	2016		2015
Net Asset Value, Beginning of Period	$11.47	$10.88		$10.45	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.03		0.04	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	1.50	0.79		0.39	1.11

Total from Investment Activities	1.61	0.82		0.43	1.12

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.17)		—	(0.01)
Net Realized Gains	(0.22)	(0.06)		— (b)	(0.66)

Total Dividends	(0.37)	(0.23)		— (b)	(0.67)

Net Asset Value, End of Period	$12.71	$11.47		$10.88	$10.45

Total Return(c)	14.21%	7.62%		4.15%	11.19	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,096,093	$899,716		$664,399	$288,843
Net Investment Income/(Loss)(e)	1.03%	0.61%		0.49%	0.26%
Expenses Before Reductions*(e)(f)	0.12%	0.12%		0.13%	0.14%
Expenses Net of Reductions*(e)	0.12%	0.12%		0.13%	0.14%
Portfolio Turnover Rate	3%	52	%(g)	1%	1	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

7

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2017, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance

8

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2017

with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $50.5 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$537,705	Payable for variation margin on futures contracts	$—

Interest Rate Risk

Interest Rate Contracts		—		116,581

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$5,143,812	$485,077

Interest Rate Risk

Interest Rate Contracts		156,320	(9,773)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

9

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2017

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/16	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/17	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL Enhanced Bond Index Fund	$161,598,910	$38,841,447	$(7,235,812)	$(63,476)	$3,646,986	$196,788,055	18,070,528	$1,709,685	$—
AZL S&P 500 Index Fund, Class 2	245,130,882	32,534,284	(17,201,642)	1,039,651	36,383,449	297,886,624	18,467,863	2,601,447	12,741,317
AZL T. Rowe Price Capital Appreciation Fund	447,921,695	62,614,592	(7,990,512)	356,866	43,454,489	546,357,130	30,302,669	6,818,041	18,548,380

	$854,651,487	$133,990,323	$(32,427,966)	$1,333,041	$83,484,924	$1,041,031,809	66,841,060	$11,129,173	$31,289,697

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $10,168 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

10

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$1,041,031,809	$—	$—	$1,041,031,809
Unaffiliated Investment Company	57,682	—	—	57,682

Total Investment Securities	1,041,089,491	—	—	1,041,089,491

Other Financial Instruments:*
Futures Contracts	421,124	—	—	421,124

Total Investments	$1,041,510,615	$—	$—	$1,041,510,615

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$133,990,323	$32,427,966

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $934,772,280. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$106,317,211
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$106,317,211

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$12,552,270	$18,368,476	$30,920,746

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$12,329,149	$4,719,452	$17,048,601

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$13,580,122	$35,263,629	$—	$106,317,211	$155,160,962

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 85% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the three-year period then ended and the period from January 10, 2014 (commencement of operations) to December 31, 2014. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from January 10, 2014 to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and transfer agents of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 16.24% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $60,007.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $18,368,477.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

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The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Funds and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of each Fund. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Funds for the previous quarter, year-to-date, and previous one-, three- and five-year periods, to the extent the Funds were in existence for such periods. (For Funds which have been in existence for less than five years, the Board received performance information on shorter time periods to the extent available.) For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the five Funds for which performance information for the five year period ended June 30, 2017 was available, two were in the top 40%, two were in the middle 20%, and one was in the bottom 40%. None of these Funds was in the bottom 40% for the three- or one-year periods. The Manager reported that for the three-year period ended June 30, 2017, for the six Funds for which three year performance information was available, four Funds were in the top 40% and two Funds were in the middle 20%. For the eight Funds for which one-year performance information was available, for the one-year period ended June 30, 2017, four Funds were in the top 40%, two Funds were in the middle 20%, and two Funds were in the bottom 40%.

At the Board meeting held October 23, 2017, the Manager also reported upon the performance of the MVP Funds compared to custom managed-volatility peer groups. For the seven Funds for which three-year performance information was available, for the three-year period ended June 30, 2017, five Funds were in the top 40%, one Fund was in the middle 20%, and one was in the bottom 40%. For the eight Funds for which one year performance was available, for the one-year period ended June 30, 2017, four Funds were in the top 40% and four Funds were in the middle 20%. All six Funds for which five-year performance information was available were in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Dynamic Funds the advisory fee paid put these Funds in the 44th percentile of the customized peer group. The Manager reported that for three MVP Index Strategy Funds the advisory fee paid put them in the 27th percentile of the customized peer group, and for the two non-MVP Index Strategy Funds, as well as the AZL DFA Multi-Strategy Fund, the advisory fee paid put them in the 13th percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Strategy Plus, AZL MVP DFA Multi-Strategy, AZL MVP Pyramis Multi-Strategy, and AZL MVP T. Rowe Price Capital Appreciation Plus Funds, the advisory fee paid was in the 9th percentile. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.
The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Board also considered that Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Dynamic Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Funds’ underlying funds and the asset allocations among the underlying funds. The Manager, not any Fund, pays a consultant fee to Wilshire.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $10.8 billion and that the largest Fund, the AZL MVP Growth Index Strategy Fund, had assets of approximately $2.4 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		2017	2016
(a)	Audit Fees	$162,600	$161,000
(b)	Audit-Related Fees	$6,000	$10,000

		2017	2016
(c)	Tax Fees	$39,240	$46,900

		2017	2016
(d)	All Other Fees	$0	$0

4(e)(1)	The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)	During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

4(g)

2017	2016
$45,240	$56,900

4(h)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Fund of Funds Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date February 23, 2018

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date February 23, 2018